OFFICE LEASE

THIS OFFICE LEASE (“Lease”) is made as of the 10th day of April, 2019 (“Date of Lease”), by and between US ER AMERICA CENTER 4, LLC, a California limited liability company (“Landlord”), and MCAFEE, LLC, a Delaware limited liability company (“Tenant”).

I.    BASIC LEASE PROVISIONS AND DEFINITIONS

1.1    Premises. Approximately 84,273 Rentable Square Feet as outlined on Exhibit A-3 attached hereto and made a part hereof (the “Premises”) and comprised of (a) the portion of the first (1st) floor known as Suite 110 and containing approximately 6,471 Rentable Square Feet (“First Floor Premises”) in the building containing approximately 221,886 Rentable Square Feet and identified as Phase II Building 4 on Exhibit A-1 attached hereto and made a part hereof and located at 6220 America Center Drive, San Jose, California 95002 (referred to in this Lease as either “Building 4” or the “Building”) and (b) the entire fifth (5lh) floor in the Building (“Fifth Floor Premises”) and the entire sixth (6th) floor in the Building (“Sixth Floor Premises”) containing, collectively, approximately 77,802 Rentable Square Feet (collectively, the “Fifth & Sixth Floor Premises”).

1.2    Amenity Building. The building identified as the Amenity Building on Exhibit A-l attached hereto and made a part hereof (“Amenity Building”) and located at 6250 America Center Drive, San Jose, California 95002, containing approximately 21,273 Rentable Square Feet.

1.3    Project. The development depicted on Exhibit A-l and known as America Center consisting of the real property and all improvements built thereon, including, without limitation, the Land, the Building, the Other Buildings, the Common Area, and Parking Facilities, containing approximately 427,600 Rentable Square Feet in the Phase I Buildings and 465,045 Rentable Square Feet in the Phase II Buildings. The “Phase I Buildings” means the buildings identified on Exhibit A-l as Existing Building 1 located at 6001 America Center Drive, San Jose, California 95002 and as Existing Building 2 located at 6201 America Center Drive, San Jose, California 95002. The “Phase II Buildings” means the Building, the Amenity Building and the building identified on Exhibit A-l as Phase II Building 3 located at 6280 America Center Drive, San Jose, California 95002 (“Building 3”). The “Other Buildings” means the Phase I Buildings, the Amenity Building, Building 3 and any other buildings located on the Land that Landlord may elect to include as part of the Project from time to time. Landlord reserves the right to adjust the Rentable Square Footage of the Project and the Other Buildings by delivering notice to Tenant that one or more Other Buildings have been sold, constructed, modified or removed from the Project or that the Common Areas have been modified; provided, however, that Tenant’s Proportionate Share shall not increase in connection with any such adjustment made during the initial Term.

1.4    Land. The parcels of land on which the Project is located, as more particularly described on Exhibit A-2 attached hereto and made a part hereof, and all rights, easements and appurtenances thereunto belonging or pertaining. As used in this Lease, references to the “Land” on which the Building and the Surface Lot are located mean “Parcel 4” as identified on Exhibit G and references to the “Land” on which the Amenity Center and the Phase II Parking Garage are located mean “Parcel 3” as identified on Exhibit G.

1.5    Common Area. All areas from time to time designated by Landlord for the general and nonexclusive common use or benefit of Tenant, other tenants of the Project, Landlord, and the owners of Other Buildings in the Project, including, without limitation, roadways, entrances and exits, loading areas, landscaped areas, open areas, park areas, entertainment areas, picnic areas, sport courts, service drives, walkways, atriums, courtyards, concourses, ramps, hallways, stairs, washrooms, lobbies, elevators, common trash areas, vending or mail areas, common pipes, conduits, wires and appurtenant equipment within the Project, maintenance and utility rooms and closets, exterior lighting, exterior utility lines, the Amenity Building, the Parking Facilities and the areas identified on Exhibit G-1, and referred to in this Lease as (a) the “Entertainment Center,” “Gaming Tables,” “Stage” and the “Orchard” located between Building 3 and Building 4 (collectively, the “Phase II Common Area”); and (b) the “Basketball Court,” “Sports Field” and “Orchard” comprising the area identified as the “Sports Park”.

1.6    Parking Facilities. All parking areas now or hereafter designated by Landlord for use by tenants of the Project and/or their guests and invitees, including, without limitation, surface parking, parking decks, parking structures (including the Phase II Parking Garage) and parking areas under or within the Project whether reserved, exclusive, non-exclusive or otherwise. The “Phase II Parking Garage” means that four-story parking structure located at 6250 America Center Drive, San Jose, California 95002, as shown on Exhibit A-l and Exhibit G, which will be accessible only by card access as of the Commencement Date and is subject to exclusive designations for the use and benefit of the tenants and occupants of the Phase II Buildings as set forth in Article II. The “Surface Lot” means the surface parking shown on Exhibit G and located on the parcel identified as “Parcel 4” on Exhibit G.

1.7    Rentable Square Feet (Foot) or Rentable Area. The Rentable Area within the Premises, the Building, the Other Buildings and the Project are deemed to be the amounts set forth in this Article I, as measured in accordance with a modified Building Owners and Managers Association 2017 for Single Tenant Office Buildings; Standard Methods of Measurement (ANSI/BOMA Z65.1-2017). Landlord and Tenant stipulate and agree that the Rentable Square Footage of the Premises, the Building, the Other Buildings and the Project are correct and shall not be remeasured.

1.8    Permitted Use. Tenant may use the Premises subject to and in accordance with the terms, covenants and conditions set forth in this Lease, the Declaration and applicable governmental regulations, restrictions and permitting (without the necessity of obtaining any zoning changes, conditional use permits or other special permits), solely for administrative use, general business office use, labs, research and development, sales and marketing purposes and uses incidental thereto.

1.9    Commencement Date. January 1, 2020.

1.10    Expiration Date. December 31, 2030.

1.11    Term. 132 months, beginning on the Commencement Date and expiring on the “Expiration Date.”

1.12    Basic Rent. The amount set forth in the schedule below, subject to adjustment as specified in Article IV.

Period	Monthly Basic Rent	Period Basic Rent
01/01/2020 - 12/31/2020*	$316,023.75	$3,792,285.00
01/01/2021 - 12/31/2021	$325,293.78	$3,903,525.36
01/01/2022 - 12/31/2022	$335,406.54	$4,024,878.48
01/01/2023 - 12/31/2023	$345,519.30	$4,146,231.60
01/01/2024 - 12/31/2024	$355,632.06	$4,267,584.72
01/01/2025 - 12/31/2025	$366,587.55	$4,399,050.60
01/01/2026 - 12/31/2026	$377,543.04	$4,530,516.48
01/01/2027 - 12/31/2027	$388,498.53	$4,661,982.36
01/01/2028 - 12/31/2028	$400,296.75	$4,803,561.00
01/01/2029 - 12/31/2029	$412,094.97	$4,945,139.64
01/01/2030 - 12/31/2030	$424,735.92	$5,096,831.04

The Basic Rent shall be abated for the first 12 months of the Term (“Basic Rent Abatement Period”). All of the remaining terms and conditions of the Lease shall remain in full force and effect during the foregoing Basic Rent Abatement Period. If any Event of Default (as defined in Section 20.1 of the Lease) occurs under this Lease and Landlord terminates the Lease or Tenant’s right to possession of the Premises, then, in addition to Landlord’s other remedies available at law, in equity or under this Lease, the Basic Rent abatement provided for in this Section 1.12 shall immediately terminate, and Tenant shall immediately pay Landlord upon demand the unamortized portion of the previously abated Basic Rent.

1.13    Intentionally Deleted.

1.14    Lease Year. Each consecutive 12 month period elapsing after: (i) the Commencement Date if the Commencement Date occurs on the first day of a month; or (ii) the first day of the month following the Commencement Date if the Commencement Date does not occur on the first day of a month. Notwithstanding the foregoing, the first Lease Year shall include the additional days, if any, between the Commencement Date and the first day of the month following the Commencement Date, in the event the Commencement Date does not occur on the first day of a month.

1.15    Calendar Year. For the purpose of this Lease, Calendar Year shall be a period of 12 months commencing on each January 1 during the Term, except that the first Calendar Year shall be that period from and including the Commencement Date through December 31 of that same year, and the last Calendar Year shall be that period from and including the last January 1 of the Term through the earlier of the Expiration Date or date of Lease termination.

1.16    Tenant’s Proportionate Share. Tenant’s Proportionate Share of the Building is 37.98%. (determined by dividing the Rentable Square Feet of the Premises by the Rentable Square Feet of the Building and multiplying the resulting quotient by 100 and rounding to the second decimal place).

1.17    Parking Space Allocation. Tenant shall have the right to 279 unreserved parking spaces within the Parking Facilities of which (a) 252 shall be unreserved parking spaces (of which 144 will be located on the Surface Lot and 108 will be located in the Phase H Parking Garage), (b) 16 shall be reserved parking spaces in the locations shown on Exhibit G (of which 10 will be located in the Surface Lot and 6 shall be located in the Phase 11 Parking Garage), (c) 5 shall have connections for car-chargers in the reserved spaces in the locations shown on Exhibit G (“Car-Charging Stalls”) (of which 2 will be located in the Surface Lot and 3 shall be located in the Phase II Parking Garage), and (d) 7 shall be the reserved spaces in the locations shown on Exhibit G (“Future Car-Charging Stalls”) (of which 2 will be located in the Surface Lot and 5 shall be located in the Phase II Parking Garage) until such time as Tenant makes the Parking Space Alterations (as defined in Section 8.2) to any such spaces, following which any such spaces shall have connections to be car-charging stalls and added to the number of Car-Charging Stalls in Tenant’s Parking Spacing Allocation. For every four spaces that are designated as a Car-Charging Stall there will be two electric car chargers (“EV Stations”) in the locations shown on Exhibit G available for the connections serving each such Car-Charging Stall when in use. Tenant’s Parking Space Allocation shall include Tenant’s Proportionate Share of visitor and handicapped parking.

1.18    Security Deposit. $3.754.362.15, subject to adjustment in accordance with Section 5.3.

1.19    Brokers:

Landlord’s:	Tenant’s:

Cushman & Wakefield	Cushman & Wakefield
300 Santana Row, Fifth Floor	300 Santana Row, Fifth Floor
San Jose, CA 95128	San Jose, CA 95128

1.20    Guarantor(s). None.

1.21    Landlord’s                 c/o SteelWave, LLC

           Notice Address.         999 Baker Way, Suite 200

                                               San Mateo, CA 94404

Attention:	Steve Dunn
Attention:	Alex Arsenlis

With copies at	c/o USAA Real Estate Company
the same time to.	9830 Colonnade Boulevard, Suite 600
San Antonio, Texas 78230-2239
	Attention:	Teddy Childers
	Attention:	Steve Waters

1.22    Tenant’s                           McAfee, LLC

Notice Address.	c/o MBG Consulting
980 N Michigan Ave # 1000
Chicago, IL 60611

And
McAfee, LLC
6220 America Center Drive, Suite 600
San Jose, California 95002
	Attention:	McAfee Facilities

With copies to:	Gary Bennett, Facilities
McAfee, LLC
5000 Headquarters Dr.
Plano, TX 75024

And
Robert Peralta
McAfee, LLC
5000 Headquarter Dr.
Plano, TX 75024

1.23    Interest Rate: Default Rate.

(i)    The per annum interest rate listed as the U.S. “prime” rate as published from time to time under “Money Rates” in the Wall Street Journal plus 5% (“Default Rate”), but in no event greater than the maximum rate permitted by law.

(ii)    The per annum interest rate listed as the U.S. “prime” rate as published from time to time under “Money Rates” in the Wall Street Journal plus 2% (“Interest Rate”), but in no event greater than the maximum rate permitted by law.

In the event the Wall Street Journal ceases to publish such rates, Landlord shall choose, at Landlord’s reasonable discretion, a similarly published rate.

1.24    Agents. Officers, partners, members, owners, directors, employees, agents, licensees, contractors, customers and invitees; to the extent customers and invitees are under the principal’s control or direction.

1.25    “Declaration,” “Phase II Easement Agreement,” and “Sports Park Easement Agreement”. The “Declaration” means that certain “Declaration and Agreement of Covenants and Restrictions of America Center” recorded in the Official Records of Santa Clara County on December 22, 2008 as Document Number 20074383, as amended from time to time in accordance with the terms thereof, and any Rules that may be promulgated thereunder. The “Phase II Easement Agreement” means that certain “Parking Structure, Common Area and Amenity Building Easement Agreement” recorded in the Official Records of Santa Clara County on August 16, 2018, as Document Number 24004701, as amended from time to time in accordance with the terms thereof, and any rules that may be promulgated thereunder. The Phase II Parking Garage is referred to as the “Parking Structure” under the Phase II Easement Agreement. The “Sports Park Easement Agreement” means that certain “North Sports Park Easement Agreement” recorded in the Official Records of Santa Clara County on November 28, 2017, as Document Number 23813520, as amended from time to time in accordance with the terms thereof, and any rules that may be promulgated thereunder. The Sports Park is referred to as the “North Sports Park” under the Sports Park Easement Agreement.

II.    PREMISES

2.1    Lease of Premises. In consideration of the agreements contained herein, Landlord hereby leases the Premises to Tenant, and Tenant hereby leases the Premises from Landlord, for the Term and upon the terms and conditions set forth in this Lease. As an appurtenance to the Premises, subject to the terms of the Lease and Landlord’s reservations of rights under Section 2.2 with respect to the Common Area, Tenant shall have (1) the general non-exclusive right together with the other tenants of Building 4 to use the fire pit and lounge for Building 4 shown on Exhibit G-l attached hereto and incorporated herein and (2) the general and nonexclusive right, (a) together with Landlord, the owner of Building 3 and the other tenants of Building 3 and Building 4, to use the Amenity Building, the Phase II Common Area and the Phase II Parking Garage and (b) together with Landlord, the other owners and the other tenants of the Project, to use the other Common Area; provided, however, except to the extent Landlord’s prior written approval is obtained, Landlord excepts and reserves exclusively to itself the use of (i) roofs (except for any Amenities (as defined in, and subject to the terms of, Section 16.6) on the roof of the Amenity Building); (ii) maintenance and utility equipment rooms and closets, and (iii) conduits, wires and appurtenant equipment within the Project and equipment rooms and closets, and exterior utility lines. Subject to the terms of the Lease, including, without limitation, Landlord’s reservation of rights under Section 2.2, Tenant shall have access 24 hours per day, seven days per week, 365 days per year to the Premises, Building, the Surface Lot and the Phase II Parking Garage. For purposes of clarity, subject to the terms of the Lease and Landlord’s reservations of rights under Section 2.2 with respect to the Common Area, (A) the fire pit and lounge for Building 4 is for the exclusive use of the tenants of Building 4 and (B) the Amenity Building, the Phase II Common Area and the Phase II Parking Garage are for the exclusive use of Landlord, the owner of Building 3 and the other tenants of Building 3 and Building 4. Landlord agrees to use commercially reasonable efforts to promptly address any complaints and concerns by Tenant that the exclusivity of the Phase II Common Area is not being adhered to by the occupants of the Phase I Buildings.

2.2    Landlord’s Reservations. Provided Tenant’s use of and access to the Premises is not materially adversely affected, Landlord reserves the right from time to time to: (i) install, use, maintain, repair, replace and relocate pipes, ducts, conduits, wires and appurtenant meters and equipment above the ceiling surfaces, below the floor surfaces, within the walls and in the central core areas of the Building; (ii) make changes to the design and layout of the Project, including, without limitation, changes to buildings, driveways, entrances, loading and unloading areas, direction of traffic, landscaped areas and walkways, parking spaces and parking areas; (iii) use or close temporarily the Common Areas, and/or other portions of the Project while engaged in making improvements, repairs or alterations to the Building, the Project or any portion thereof; and (iv) Landlord reserves for itself, Landlord’s operators of the Amenities, Landlord’s property manager, and their respective Agents, the right from time to time to use, access and periodically reserve portions of the Amenity Building, the Phase II Common Area, the Parking Facilities, the Sports Park and the other Common Area; provided that Landlord shall exercise commercially reasonable efforts to coordinate with Tenant in connection with the exercise of such right in order that there shall be no material adverse effect to Tenant’s use of and access to such Common Areas (including, without limitation, the Common Area Amenities (as defined in Exhibit C)). In addition, Landlord expressly reserves the right to change the name of the Building, the Other Buildings or the Project, provided any name change to the Building shall not include the name of any Competitor (as defined in Article XXVII). Tenant acknowledges and agrees that Tenant shall have no right to use or access the exclusive fire pit and lounge for Building 3 as shown on Exhibit G-l or any of the Parking Facilities other than the Surface Lot and the Phase II Parking Garage. To the extent Landlord reasonably determines practicable, Landlord shall use commercially reasonable efforts when exercising its rights to construct additional buildings at the Project under this Section 2.2 in order to minimize any material disruption or interference with Tenant’s use of the Premises (or any material portion thereof) for Tenant’s business purposes. Notwithstanding anything to the contrary in this Lease, to the extent that Landlord has obligations under this Lease with respect to portions of the Common Area that are located on portions of the Project that are not owned by Landlord, unless otherwise provided in the Phase II Easement Agreement, Landlord’s obligation shall be to exercise commercially reasonable efforts to cause the owners of such portions of the Project to perform their respective material obligations, to the extent of Landlord’s rights under the Phase II Easement Agreement, the Sports Park Easement Agreement or any other applicable recorded easement agreements, covenants, conditions and restrictions and to enforce or exercise any remedies under the foregoing documents against the applicable owner or other responsible party who fails to perform its material obligations pursuant to such documents.

III.    TERM

3.1    Commencement Date. Subject to the earlier termination or extension as otherwise provided in this Lease, the Term shall commence on the Commencement Date and expire at midnight on the Expiration Date. Promptly following the request of either party, Landlord and Tenant shall enter into an agreement confirming the Commencement Date and the Expiration Date, and certain other information, in the form of the Confirmation of Commencement Date attached hereto as Exhibit E.

3.2    Early Possession. Notwithstanding anything to the contrary, upon the later of the Date of Lease, Tenant’s delivery of satisfactory evidence of insurance in accordance with Article XV, the first month’s payment of Basic Rent and Additional Rent (as defined in Section 4.2), and payment of any Security Deposit and continuing until the Commencement Date (the “Early Access Period”), Tenant shall have non-exclusive reasonable rights of entry to the Premises for the purpose of performing the Tenant Work (as defined in Exhibit B-l) and installing furniture, fixtures, equipment and Cabling (as defined in Section 12.3) (the “Early Access Activities”). Tenant’s entry to the Premises and conducting of any Early Access Activities during the Early Access Period shall be subject to the terms and conditions of this Lease, including, without limitation, the indemnification and hold harmless agreements set forth in Article XVII; provided, however, except for the cost of services requested by Tenant, Tenant shall not be required to pay Rent (as defined in Section 4.2) for any days during the Early Access Period on which Tenant is in possession of the Premises for the sole purpose of the Early Access Activities; provided, however, if Tenant uses or accepts all or any portion of the Premises during the Early Access Period for the purpose of conducting business operations or any purposes other than the Early Access Activities, then Tenant shall pay as Additional Rent in accordance with Section 4.3 Operating Expense Rental and Real Estate Tax Rental (as such terms are defined in Section 4.3), commencing on the date of such use. Tenant will coordinate all Early Access Activities with Landlord so as not to interfere with Landlord or with other occupants of the Building.

IV.    RENT

4.1    Basic Rent. Tenant shall pay to Landlord the Basic Rent as specified in Section 1.12. Basic Rent shall be payable in monthly installments as specified in Section 1.12, in advance, without demand, notice, deduction, offset or counterclaim, on or before the first day of each and every calendar month during the Term; provided, however, the installment of Basic Rent and Additional Rent in the amount of $454,124.30 payable for the first full calendar month of the Term in which Basic Rent and Additional Rent are due shall be due and payable at the time of execution and delivery of this Lease. Any payment made by Tenant to Landlord on account of Basic Rent may be credited by Landlord to the payment of any late charges then due and payable and to any Basic Rent or Additional Rent (as defined in Section 4.2) then past due before being credited to Basic Rent currently due. Tenant shall pay Basic Rent and all Additional Rent electronically via automatic debit, ACH credit or wire transfer to such account as Landlord designates in writing to Tenant. Landlord may, in its sole discretion, designate an address for payment in lawful U.S. Dollars. If the Term commences on a day other than the first day of a calendar month or terminates on a day other than the last day of a calendar month, the monthly Basic Rent and Additional Rent shall be prorated based upon the number of days in such calendar month. Tenant’s covenant to pay Rent and the obligation of Tenant to perform Tenant’s other covenants and duties hereunder constitute independent, unconditional obligations to be performed at all times provided for hereunder, save and except only when an abatement thereof or reduction therein is expressly provided for in this Lease and not otherwise.

4.2    Additional Rent: Rent. All sums payable by Tenant under this Lease, other than Basic Rent, shall be deemed “Additional Rent” and, unless otherwise set forth herein, shall be payable in the same manner as set forth above for Basic Rent. Basic Rent and Additional Rent shall jointly be referred to as “Rent” within the meaning of California Civil Code Section 1951(a), the nonpayment of which beyond any applicable cure periods set forth in Article XX shall entitle Landlord to exercise all rights and remedies provided in Article XX or by law. It is intended that the Rent provided for in this Lease shall be an absolutely net return to Landlord for the Term of this Lease and any renewals or extensions thereof, free of any and all expenses or charges with respect to the Premises except for those obligations of Landlord expressly set forth herein.

4.3    Operating Expense Rental and Real Estate Tax Rental. Tenant shall pay to Landlord throughout the remainder of the Term, as Additional Rent, (1) the Amenity Building Rent (as defined in this Section 4.3), the Management Fee (as defined in this Section 4.3), and Tenant’s Proportionate Share of Operating Expenses (as defined in Section 6.1) during each Calendar Year (collectively, the “Operating Expense Rental”); and (2) Tenant’s Proportionate Share of Real Estate Taxes (as defined in Article VII) during each Calendar Year (“Real Estate Tax Rental”). The “Amenity Building Rent” shall be in the amount set forth in schedule in Section 4.5 and included in the Operating Expense Rental. The “Management Fee” shall be equal to three percent (3%) of the total of Basic Rent, Operating Expense Rental (exclusive of the Management Fee component) and Real Estate Tax Rental owed by Tenant for each Calendar Year and will be included in the Operating Expense Rental; provided, however, during the Basic Rent Abatement Period, the amount of $3,792,285.00 shall be used for purposes of calculating the portion of the Management Fee that is based on annual Basic Rent for the Calendar Year of 2020, even though Basic Rent is subject to abatement during the Basic Rent Abatement Period as provided in Section 1.12. In the event the Expiration Date is other than the last day of a Calendar Year, Operating Expense Rental and Real Estate Tax Rental for the applicable Calendar Year shall be appropriately prorated. Landlord shall submit to Tenant at the beginning of each Calendar Year, or as soon thereafter as reasonably possible, a statement of Landlord’s estimate of Operating Expense Rental and Real Estate Tax Rental due from Tenant during such Calendar Year. In addition to Basic Rent, Tenant shall pay to Landlord on or before the first day of each month during such Calendar Year an amount equal to l/12th of Landlord’s estimated Operating Expense Rental and estimated Real Estate Tax Rental as set forth in Landlord’s statement. If Landlord fails to give Tenant notice of its estimated payments due for any Calendar Year, then Tenant shall continue making monthly estimated Operating Expense Rental and Real Estate Tax Rental payments in accordance with the estimate for the previous Calendar Year until a new estimate is provided. If Landlord determines that, because of unexpected increases in Operating Expenses or Real Estate Taxes, Landlord’s estimate of the Operating Expense Rental or Real Estate Tax Rental was too low, then Landlord shall have the right to give a new statement of the estimated Operating Expense Rental and estimated Real Estate Tax Rental due from Tenant for the balance of such Calendar Year and bill Tenant for any deficiency. Tenant shall thereafter pay monthly estimated payments based on such new statement.

Within 90 days after the expiration of each Calendar Year, or as soon thereafter as is practicable, Landlord shall submit a statement to Tenant showing the actual Operating Expenses Rental and the actual Real Estate Tax Rental due from Tenant for such Calendar Year. If for any Calendar Year, Tenant’s estimated Operating Expense Rental payments exceed the actual Operating Expense Rental due from Tenant, then Landlord shall give Tenant a credit in the amount of the overpayment toward Tenant’s next monthly payment of estimated Operating Expense Rental, or, in the event this Lease has expired or terminated and no Event of Default (as defined in Section 20.1) exists, Landlord shall pay Tenant the total amount of such excess within 30 days after delivery of the reconciliation to Tenant. If for any Calendar Year, Tenant’s estimated Operating Expense Rental payments are less than the actual Operating Expense Rental due from Tenant, then Tenant shall pay the total amount of such deficiency to Landlord within 30 days after receipt of the reconciliation from Landlord. If for any Calendar Year, Tenant’s estimated Real Estate Tax Rental payments exceed the actual Real Estate Tax Rental due from Tenant, then Landlord shall give Tenant a credit in the amount of the overpayment toward Tenant’s next monthly payment of estimated Real Estate Tax Rental, or, in the event this Lease has expired or terminated and no Event of Default exists, Landlord shall pay Tenant the total amount of such excess within 30 days after delivery of the reconciliation to Tenant. If for any Calendar Year, Tenant’s estimated Real Estate Tax Rental payments are less than the actual Real Estate Tax Rental due from Tenant, then Tenant shall pay the total amount of such deficiency to Landlord within 30 days after receipt of the reconciliation from Landlord. Landlord’s and Tenant’s obligations with respect to any overpayment or underpayment of Operating Expense Rental and Real Estate Tax Rental shall survive the expiration or termination of this Lease.

4.4    Sales or Excise Taxes. Tenant shall pay to Landlord, as Additional Rent, concurrently with payment of Basic Rent all taxes, including, but not limited to any and all sales, rent or excise taxes (but specifically excluding income taxes calculated upon the net income of Landlord) on Basic Rent, Additional Rent or other amounts otherwise benefiting Landlord, as levied or assessed by any governmental or political body or subdivision thereof against Landlord on account of such Basic Rent, Additional Rent or other amounts otherwise benefiting Landlord, or any portion thereof.

4.5    Amenity Building Rent Schedule. The amount of Amenity Building Rent is set forth in the schedule below.

Period	Monthly Amenity Building Rent	Period Amenity Building Rent
01/01/2020 - 12/31/2020	$14,746.00	$176,952.00
01/01/2021 - 12/31/2021	$15,190.40	$182,284.80
01/01/2022 - 12/31/2022	$15,634.80	$187,617.60
01/01/2023 - 12/31/2023	$16,119.60	$193,435.20
01/01/2024 - 12/31/2024	$16,604.40	$199,252.80
01/01/2025 - 12/31/2025	$17,089.20	$205,070.40
01/01/2026 - 12/31/2026	$17,614.40	$211,372.80
01/01/2027 - 12/31/2027	$18,139.60	$217,675.20
01/01/2028 - 12/31/2028	$18,664.80	$223,977.60
01/01/2029 - 12/31/2029	$19,230.40	$230,764.80
01/01/2030 - 12/31/2030	$19,796.00	$237,552.00

V.    SECURITY DEPOSIT

5.1    General. Simultaneously with the execution of this Lease, Tenant shall deposit the Security Deposit with Landlord to be held by Landlord until disbursement in accordance with the terms of this Lease. The Security Deposit shall not bear interest to Tenant and shall be security for Tenant’s obligations under this Lease. Landlord shall be entitled to commingle the Security Deposit with Landlord’s other funds. The Security Deposit is not an advance payment of Rent or a measure of Tenant’s liability for damages. Within 60 days after the Expiration Date or earlier termination of this Lease, or such lesser period as may be required by law, provided that Tenant has notified Landlord of the address to which the Security Deposit should be returned, Landlord shall (provided an Event of Default does not then exist) return the Security Deposit to Tenant, less such portion thereof as Landlord shall have applied in accordance with this Article V. If Tenant defaults with respect to any provisions of this Lease, including without limitation any provisions relating to the payment of Rent, then Landlord may use, apply, or retain all or any part of the Security Deposit for the payment of any Rent or any other sum in default, or for the payment of any other amount that Landlord may spend or become obligated to spend by reason of Tenant’s default or to compensate Landlord for any loss or damage that Landlord may suffer by reason of Tenant’s default. If Landlord so applies the Security Deposit or any portion thereof before the Expiration Date or earlier termination of this Lease, Tenant shall deposit with Landlord, upon demand, the amount necessary to restore the Security Deposit to its original amount. If Landlord shall sell or transfer its interest in the Building, Landlord shall have the right to transfer the Security Deposit to such purchaser or transferee, in which event Tenant shall look solely to the new landlord for the return of the Security Deposit, and Landlord thereupon shall be released from all liability to Tenant for the return of the Security Deposit. To the fullest extent permitted by law, Tenant hereby waives the provisions of Section 1950.7 of the California Civil code, and all other provisions of any law, now or hereafter in force, which provide that Landlord may claim from a security deposit only those sums reasonably necessary to remedy defaults in the payment of rent, to repair damage caused by Tenant or to clean the Premises, it being agreed that Landlord may, in addition, claim those sums reasonably necessary to compensate Landlord for any other loss or damage, foreseeable or unforeseeable, caused by the act or omission of Tenant or its agents, contractors, employers or invitees.

5.2    Letter of Credit. Tenant shall satisfy Tenant’s obligations under Section 5.1 by posting with Landlord a Letter of Credit meeting the requirements of this Section 5.2 (the “Letter of Credit”). The Letter of Credit shall be (i) irrevocable; (ii) issued by Morgan Stanley Bank, N.A., JP Morgan Chase Bank, N.A., Citibank, N.A. or Bank of America, N.A. or a financial institution approved by Landlord in Landlord’s sole discretion (provided that Landlord shall not unreasonably withhold such approval if the financial institution is a U.S. national bank of a similar size and reputation as the financial institutions specifically named in this clause (ii)); (iii) in a form permitting partial and multiple drawings; (iv) for multiple terms of one (1) year each in duration, renewed at least sixty (60) days prior to the expiration thereof, the entire term extending until the date which is ninety (90) days after the expiration of the Term, as such Term may be extended pursuant to the provisions of the Lease; and (v) be in the form attached hereto as Exhibit M or otherwise in form and substance acceptable to the Landlord, in its reasonable discretion. If a partial drawing occurs under the Letter of Credit, Tenant shall, upon demand but not more than five (5) days after such partial drawing, cause the financial institution to reissue the Letter of Credit in the amount then currently required under the terms of the Lease. In addition, within five (5) days after the bank that issued the Letter of Credit then held by Landlord enters into any form of regulatory or governmental receivership or other similar regulatory or governmental proceeding, including any receivership instituted or commenced by the Federal Deposit Insurance Corporation (“FDIC”), or is otherwise declared insolvent or downgraded by the FDIC, Tenant shall deliver to Landlord a replacement Letter of Credit in the same form and in the amount then currently required under the terms of the Lease and from a financial institution approved by Landlord in its sole and absolute discretion, except as provided in clause (ii) of this Section 5.2 above. Notwithstanding the foregoing, Landlord shall be entitled to draw down the entire amount of the Letter of Credit, without any notice, at any time on or after the earlier of (i) the occurrence of an Event of Default by Tenant under the Lease; or (ii) the thirtieth (30th) day preceding the expiration date of the Letter of Credit in the event Tenant is required to and fails to replace the Letter of Credit. If Landlord draws on the Letter of Credit (or Tenant replaces the Letter of Credit with a Security Deposit in the form of cash with Landlord’s approval), then such cash shall be held by Landlord as a Security Deposit until disbursement or application in accordance with the terms of the Lease.

5.3    Decline of Security Deposit/Letter of Credit. Provided no Event of Default exists under this Lease or would exist but for the pendency of any cure periods provided for in Section 20.1 herein, the Security Deposit, or Letter of Credit posted in lieu thereof, shall be reduced on the following dates (each a “Reduction Date”) as follows: (a) on January 1, 2022, to $2,502,908.10; (b) on January 1, 2023, to $1,668,605.40; (c) on January I, 2024, to $1,251,454.05 and (d) on January 1, 2025, to $834,302.70. Notwithstanding the foregoing, if (i) a material adverse change in Tenant’s financial condition has occurred; or (ii) an uncured Event of Default exists on the applicable Reduction Date, or would exist but for the pendency of any cure periods provided in Section 20.1 herein, Tenant shall waive any right to a reduced Security Deposit or Letter of Credit, as applicable, and shall deposit any additional sums necessary to increase the Security Deposit, or provide a replacement Letter of Credit increased, to the full amount of $3,754,362.15.

VI.    OPERATING EXPENSES

6.1    Operating Expenses Defined. As used herein, the term “Operating Expenses” shall mean all expenses, costs and disbursements of every kind and nature, except as specifically excluded otherwise herein, which Landlord incurs because of or in connection with the ownership, maintenance, management and operation of the Project, and, if the Building, Phase II Buildings, or Project is less than 95% occupied, all additional costs and expenses of ownership, operation, management and maintenance of the Building or Project, as applicable, which Landlord determines that it would have paid or incurred during any Calendar Year if the Building, Phase II Buildings or Project, as applicable had been 95% occupied. With respect to Operating Expenses shared among the Building and one or more Other Buildings or relating to amenities or services provided only to, or used on a disproportionate basis by, Tenant or other specific tenants, Landlord shall allocate on an equitable basis such Operating Expenses to the Building and Other Buildings or among specific tenants of the Project, as determined in Landlord’s reasonable discretion; provided that, (a) in accordance with the Phase II Easement Agreement, fifty percent (50%) of the Operating Expenses of the Amenity Building and the Phase II Common Area shall be allocated to the Building, (b) in accordance with the Sports Park Easement Agreement, twenty five percent (25%) of the Operating Expenses of the Sports Park shall be allocated to the Building and (c) in accordance with the Phase II Easement Agreement, forty percent (40%) of the Operating Expenses of the Phase II Parking Garage shall be allocated to the Building.

Operating Expenses may include, without limitation, all costs, expenses and disbursements incurred or made in connection with the following:

(i)    Wages and salaries of all employees, whether employed by Landlord or the Project’s management company, to the extent engaged in the operation and maintenance of the Project, and all costs related to or associated with such employees or the carrying out of their duties, including uniforms and their cleaning, taxes, auto allowances, training and insurance and benefits (including, without limitation, contributions to pension and/or profit sharing plans and vacation or other paid absences);

(ii)    The costs of equipping and maintaining a management office, including, but not limited to, rent, accounting and legal fees, supplies and other administrative costs;

(iii)    All supplies, tools, equipment and materials, including Common Area janitorial and lighting supplies, used directly in the operation and maintenance of the Project, including any lease payments therefor;

(iv)    All utilities, including, without limitation, electricity, water, sewer and gas, for the Building and Common Area, except for charges for submetered electricity and gas and other Project utilities reasonably allocated to Tenant based on such submetered usage, for which Tenant pays Landlord in accordance with Section 16.4;

(v)    All maintenance, operation and service agreements for the Phase II Buildings and the Common Area, and any equipment related thereto, including, without limitation, service and/or maintenance agreements for the Parking Facilities, the Shuttle Service (as defined in Section 16.6), energy management, HVAC, plumbing and electrical systems, exterior window repair, replacement and maintenance, and window cleaning, elevator maintenance, janitorial service for the Common Area, groundskeeping, interior and exterior landscaping and plant maintenance, and maintenance of existing utility connections located outside the Building and connected to the exterior of the Building;

(vi)    Premiums and deductibles paid for insurance relating to the Project including, without limitation, fire and extended coverage, boiler, earthquake, windstorm, rental loss, and commercial general liability insurance;

(vii)    All repairs to the Project, including interior, exterior, structural or nonstructural repairs and replacements, and regardless of whether foreseen or unforeseen; provided, however, any repairs and replacements which under generally accepted accounting principles should be classified as capital improvements shall be subject to inclusion pursuant to the terms of Section 6.1(ix) and otherwise excluded pursuant to Section 6.2(v) below;

(viii)    All maintenance of the Project, including, without limitation, repainting Common Areas, replacing Common Area wall coverings, window coverings and carpet, ice and snow removal, window washing, landscaping, groundskeeping, trash removal and the patching, painting, resealing and complete resurfacing of roads, driveways and parking lots;

(ix)    Any capital improvements made to the Project for the purpose of reducing Operating Expenses or which are required under any governmental law or regulation that was not applicable to the Project as of the Date of Lease, the cost of which shall be amortized on a straight-line basis over the improvement’s useful life, not to exceed the Project’s useful life, together with interest on the unamortized balance of such cost at the Interest Rate, or such higher rate as may have been paid by Landlord on funds borrowed for the purposes of constructing such capital improvements, or, at Landlord’s election in the case of capital improvements that lower operating costs, the amortization amount will be Landlord’s reasonable estimate of annual cost savings; and

(x)    All amounts paid under easements, declarations, or other agreements or instruments affecting the Project, including, without limitation, assessments paid to property owners’ or similar associations or bodies and assessments, costs and expenses incurred pursuant to the Declaration, the Phase II Easement Agreement, the Sports Park Easement Agreement or other easements, declarations, agreements or instruments affecting the Project.

6.2    Operating Expense Exclusions. Notwithstanding anything to the contrary in this Lease, Operating Expenses shall not include: (i) depreciation on the Project; (ii) costs of tenant improvements incurred in renovating leased space for the exclusive use of a particular tenant of the Project, including, without limitation, architectural, engineering and other design consultant fees, costs of permits and licenses, and costs of inspections incurred in connection with such tenant improvements; (iii) brokers’ commissions; (iv) Project mortgage principal or interest; (v) capital items other than those referred to in Section 6.1; (vi) costs of repairs or other work to the extent Landlord is reimbursed by warranties, service contracts, insurance or condemnation proceeds, or otherwise; (vii) costs for utilities and Lighting Maintenance (as defined in Section 11.2) or other expenses charged directly to, or paid directly by, Tenant pursuant to Section 16.4 or other tenants of the Project other than as a part of the Operating Expenses, including such costs charged directly to, or paid directly by, Tenant or other tenants for providing overtime heating, ventilation and air conditioning to the Premises or any other leasable space in the Building (whether or not leased to tenants); (viii) fines, interest and penalties incurred due to the late payment of Operating Expenses; (ix) organizational expenses associated with the creation and operation of the entity which constitutes Landlord; (x) any penalties or damages that Landlord pays to Tenant under this Lease or to other tenants in the Project under their respective leases; (xi) Real Estate Taxes as provided for in Article VII; (xii) advertising, promotional and marketing expenses; (xiii) legal expenses incurred in negotiating leases, collecting rents, evicting tenants or costs incurred in legal proceedings with or against any tenant or to enforce the provisions of any lease; provided, however, Operating Expenses shall include those reasonable, out of pocket attorneys’ fees and other costs and expenses incurred by Landlord in connection with Landlord’s non-discriminatory efforts to enforce of any Rules and Regulations relating to tenants’ or occupants’ use of the Common Areas of the Project, Landlord’s successful negotiations of disputes or claims related to items of Operating Expenses, negotiation of service contracts for the Project that benefit Tenant directly or indirectly and such other matters relating to the maintenance of standards required by Landlord under the Lease; (xiv) costs, fines, and penalties incurred as a result of a violation of laws, including, without limitation, any violations of law for failure to obtain (and subsequently maintain) any required governmental permits, consents, approvals, or other documentation, except to the extent resulting from the failure of Tenant to pay Rent in a timely manner, or to the extent incurred due to violation by any other tenant in the Project of the terms and conditions of any lease or laws; (xv) contributions to reserves for Operating Expenses or Real Estate Taxes; (xvi), bad debt loss, rent loss, or reserves for bad debt loss or rent loss; (xvii) costs of the correction of any latent defects in the initial design, materials, equipment or workmanship of the Project (as opposed to the cost of normal repair, maintenance and replacement); (xviii) salaries and other compensation and fringe benefits paid to executive employees of Landlord above the level of property manager; (xix) costs incurred in connection with the operation of the business of the entity constituting Landlord, as distinguished from the costs of operating the Building, including Landlord’s general corporate overhead and administrative expenses other than those referred to in Section 6.1; (xx) costs of selling, financing or refinancing Landlord’s interest in the Building or Project, including, without limitation, legal and accounting costs related to the foregoing or to defending any lawsuits with any mortgagee in connection with the foregoing; (xxi) ground rental payments; (xxii) amounts paid to any affiliate of Landlord for goods supplied to the Building or for services (other than the Management Fee, which is subject to the limitations set forth in Section 4.3) in or to the Building, to the extent the same would exceed the costs of such goods sold or services rendered of comparable quality at the then existing market rates by third parties that are not affiliates of Landlord; (xxiii) the cost of acquiring, leasing, restoring, removing or replacing sculptures, paintings or other objects of art located within or outside of the Building or Project, unless decorative and non-investment grade in terms of quality and utilized for cosmetic enhancement of the Common Areas only; (xxiv) the cost of Landlord’s voluntary political contributions or voluntary charitable contributions; (xxv) any costs or expenses necessitated by or resulting from the gross negligence or willful misconduct of Landlord or its agents, employees and/or independent contractors; (xxvi) any cost incurred in connection with upgrading the Building to comply with insurance requirements, life safety codes, ordinances, statutes, or other laws, including without limitation the ADA (as defined in Section 9.3), to the extent the foregoing were required or in effect prior to the Commencement Date, including penalties or damages incurred as a result of non-compliance; (xxvii) costs incurred to test, survey, cleanup, contain, abate, remove, or otherwise remedy Hazardous Materials incurred as a result of the presence of any Hazardous Materials which are other than the Pre-existing Contamination (as defined in Section 9.2(b)) in, on, or under the Building or Project as of the Date of Lease, to the extent such Hazardous Materials (other than the Pre-existing Contamination) are in violation of applicable laws, statutes, ordinances and governmental rules, regulations or requirements in effect as of the Date of Lease; (except that Operating Expenses shall include costs incurred in connection with the prudent and ordinary operation and maintenance of the Building, such as monitoring air quality and cleaning up minor chemical spills); (xxviii) any and all costs and expenses to the extent incurred in connection with the clean-up, removal or remediation of the Pre-existing Contamination regardless of whether such Pre-existing Contamination is in violation of applicable laws, statutes, ordinances and governmental rules, regulations or requirements in effect as of the Date of Lease; provided, however that Landlord shall be permitted to include in Operating Expenses the out of pocket costs incurred by Landlord in connection with the inspection, maintenance and/or monitoring (as opposed to the cleanup, removal or remediation) of the Pre-existing Contamination; (xxix) the cost of litigation or arbitration and any award paid by Landlord as a result thereof for tort liability when a judgment of negligence is rendered against Landlord; and (xxx) costs of lease concessions granted by Landlord to Tenant or other tenants of the Project, including, without limitation, lease takeover obligations, build out allowances, and moving allowances; and (xxxi) costs for common area expenses, upgrades, and improvements attributable solely to the Phase I Buildings and to any Common Area located on the Land on which Phase I Buildings are located, except with respect to the Sports Park, 25% of which are allocated to the Building.

6.3    Tenant’s Right to Audit. Tenant shall have a right, at Tenant’s sole cost and expense, to audit not more than once per Calendar Year Landlord’s Operating Expense Rental reconciliation statement upon the following terms and conditions. Tenant shall notify Landlord in writing that it is exercising its right to audit within 90 days following delivery of the Operating Expense Rental reconciliation statement, indicating in such notice with reasonable specificity those cost components of Operating Expense Rental to be subject to audit. The audit shall take place at Landlord’s regional offices or, at Landlord’s option, the Project, at a time mutually convenient to Landlord and Tenant (but not later than 60 days after receipt of Tenant’s notice to audit). Except as Landlord may consent in writing, the audit shall be completed within 45 days after commencement. No copying of Landlord’s books or records will be allowed. The audit may be accomplished by either Tenant’s own employees with accounting experience reasonably sufficient to conduct such review, or a nationally or regionally recognized public accounting firm mutually acceptable to Landlord and Tenant that is engaged on either a fixed price or hourly basis, and is not compensated on a contingency or bonus basis. Under no circumstances shall Landlord be required to consent to an accounting firm that is also a tenant of Landlord (or any Landlord affiliate) in the Project. The records reviewed by Tenant shall be treated as confidential and prior to commencing the audit, Tenant and any other person which may perform such audit for Tenant, shall execute a Confidentiality Agreement in a form reasonably acceptable to Landlord. A copy of the results of the audit shall be delivered to Landlord within 30 days after the completion of the audit. If Landlord and Tenant determine that Operating Expense Rental for the Calendar Years audited is less than reported, Landlord shall give Tenant a credit in the amount of the overpayment toward Tenant’s next monthly payment of estimated Operating Expense Rental, or, in the event this Lease has expired or terminated and no Event of Default exists, Landlord shall pay Tenant the total amount of such overpayment within 30 days. If Landlord and Tenant determine that Operating Expense Rental for the Calendar Years audited is more than reported, Tenant shall pay Landlord the amount of any underpayment within 30 days. Failure by Tenant to timely request an audit, or to timely deliver to Landlord the results of the audit, or to follow any of the procedures set forth in this Section 6.3 is deemed a waiver of the applicable audit right and any right to contest Operating Expense Rental for the applicable Calendar Year and, except as expressly provided in this Section 6.3 with respect to the 2020 Audit (as defined in this Section 6.3) and any Prior Year Audits (as defined in this Section 6.3), is deemed acceptance of the Operating Expense Rental contained in the Operating Expense Rental reconciliation statement for the applicable Calendar Year. Provided that 2020 Audit is completed as contemplated herein, as part of its audit, Tenant’s auditors may review Landlord’s books and records for the Calendar Year connected to the most current reconciliation statement and the Calendar Year prior thereto (“Prior Year Audit”), unless Tenant previously audited such prior Calendar Year, in which case Tenant shall not have the right to conduct another audit of such prior Calendar Year. Landlord agrees to maintain at all times its books and records for no less than the then immediately preceding two (2) year period. Any audit review by Tenant shall not postpone or alter the liability and obligation of Tenant to pay any Operating Expense Rental due under the terms of this Lease. If an Event of Default exists at the time that Tenant requests an audit, Tenant must cure the Event of Default as a condition to conducting the audit, but shall still have 45 days to complete the audit upon commencement of the audit. No assignee or subtenant shall have any right to conduct an audit except for a permitted assignee or subtenant under Article X of this Lease occupying the entire Premises and no assignee or subtenant shall conduct an audit for any period during which such assignee or sublessee was not in possession of the Premises or for any period in which Tenant has conducted an audit. Landlord and Tenant agree that in order to confirm the proper allocation of Operating Expenses for the Building and the Project attributable to the Premises, Tenant will audit Landlord’s 2020 Operating Expense Rental (the “2020 Audit”) within 90 days following receipt by Tenant of the 2020 Operating Expense Rental reconciliation statement pursuant to the terms of this Section 6.3. Tenant and Landlord will equally split the cost of the 2020 Audit. For any audit following the 2020 Audit, If Landlord and Tenant finally determine as a result of any such audit by Tenant of Landlord’s books and records that Tenant’s actual Operating Expense Rental for the Calendar Year audited is less than the Operating Expense Rental charged to Tenant for such Calendar Year by more than five percent (5%), as substantiated, at Landlord’s option and expense, by a certified public accountant, then upon receipt of Tenant’s documented invoice, Landlord shall credit to Tenant’s next monthly payment of estimated Operating Expense Rental all reasonable out-of-pocket third party costs incurred by Tenant in performing the audit of such Calendar Year, which amount shall not exceed $10,000.00, or if the Lease has expired or terminated, then Landlord shall pay such amount to Tenant within 30 days after receipt of Tenant’s documented invoice, less any amounts applied in accordance with this Lease to cure an existing Event of Default.

VII.    REAL ESTATE TAXES

Real Estate Taxes shall be defined as (i) all real property taxes, assessments that are assessed, levied, or imposed on the land, buildings, and/or other improvements comprising all or part of the Project, or which are otherwise imposed in connection with the ownership, leasing, and operation of the Project; (ii) all personal property taxes levied by any public authority on personal property of Landlord used in the management, operation, maintenance and repair of the Project; (iii) all taxes, assessments and reassessments of every kind and nature whatsoever levied or assessed in lieu of or in substitution for existing or additional real or personal property taxes and assessments on the Project, including any so-called value-added tax; and (iv) amounts necessary to be expended because of governmental orders, charges or other actions, whether general or special, ordinary or extraordinary, unforeseen as well as foreseen, of any kind and nature for public improvements, services, benefits or any other purposes which are assessed, levied, confirmed, imposed or become a lien upon the Premises or Project or become payable during or are allocable to the Term; further, Tenant shall reimburse Landlord within 30 days after demand for all taxes and assessments required to be paid by Landlord (except to the extent included in Real Estate Taxes by Landlord), when (a) such taxes are measured by or reasonably attributable to the cost or value of (i) Tenant’s equipment, furniture, fixtures and other personal property located in the Premises, or (ii) the Tenant Work (as defined in Exhibit B-l) or any other leasehold improvements made in or to the Premises by or for Tenant, to the extent the cost or value of such Tenant Work or other leasehold improvements exceeds the cost or value of a Building standard build-out as reasonably determined by Landlord regardless of whether title to such Tenant Work or improvements is vested in Tenant or Landlord; (b) such taxes are assessed upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion of the Project (including the Parking Facilities); or (c) such taxes are assessed upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises, or upon rent or receipts (including any business license tax or gross receipts tax based on the rents or other revenues received by Landlord), the square footage of land or improvements within the Project, or the occupancy by tenants of space within the Project. The Building and the Other Buildings (except for the Amenity Building, which is part of the Building 3 tax parcel) each constitute separate tax parcels, but with respect to Real Estate Taxes shared among the Building and one or more Other Buildings or relating to amenities or services provided only to, or used on a disproportionate basis by, Tenant or other specific tenants, Landlord shall allocate on an equitable basis such Real Estate Taxes to the Building and Other Buildings or among specific tenants of the Project, as determined in Landlord’s reasonable discretion; provided that (A) fifty percent (50%) of the Real Estate Taxes of the Amenity Building and the Phase II Common Area, twenty five percent (25%) of the Real Estate Taxes of the Sports Park and forty percent (40%) of the Real Estate Taxes of the Phase II Parking Garage shall be allocated to the Building and (B) except for the Real Estate Taxes attributable to the Sports Park, Real Estate Taxes attributed solely to the Phase I Buildings and to any Common Area located on the Land on which Phase I Buildings are located shall not be allocated to the Building. Real Estate Taxes include any and all increases in Real Estate Taxes resulting from a change in ownership or new construction with respect to the Premises, the Building or the Project. Further, for the purposes of this Article VII, Real Estate Taxes shall include the reasonable expenses (including, without limitation, attorneys’ fees) incurred by Landlord in challenging or obtaining or attempting to obtain a reduction of such Real Estate Taxes, regardless of the outcome of such challenge, and any costs incurred by Landlord for compliance, review and appeal of tax liabilities. Notwithstanding the foregoing, Landlord shall have no obligation to challenge Real Estate Taxes. If as a result of any such challenge, a tax refund is made to Landlord, then provided no Event of Default exists under this Lease, the net amount of such refund after payment of all costs and expenses of the challenge shall be deducted from Real Estate Taxes due in the Calendar Year such refund is received. In the case of any Real Estate Taxes which may be evidenced by improvement or other bonds or which may be paid in annual or other periodic installments, Landlord shall elect to cause such bonds to be issued or cause such assessment to be paid in installments over the maximum period permitted by law. Nothing contained in this Lease shall require Tenant to pay (1) any franchise, gift, estate, inheritance or succession transfer tax of Landlord, or any income, profits or revenue tax or charge, upon the net income of Landlord from all sources, or (2) any penalties or interest incurred by reason of Landlord’s late payment of Real Estate Taxes. Tenant hereby waives any and all rights to protest appraised values or to receive notice of reappraised values regarding the Project or other property of Landlord.

VIII.    PARKING

8.1    General. During the Term, Tenant shall have the right in common with other tenants and occupants in the Phase II Buildings to use the Parking Space Allocation (as defined in Section 1.17), Landlord shall not reduce the number of spaces designated as unreserved, reserved, Car-Charging Stalls or Future Car-Charging Stalls in the Parking Space Allocation without Tenant’s prior written consent, which consent may be withheld in Tenant’s sole discretion. All parking rights are subject to the Rules and Regulations (as defined in Article XVIII), validation, key-card, sticker or other identification systems set forth by Landlord from time to time. Landlord may restrict certain portions of the Parking Facilities for the exclusive use of one or more tenants of the Project and may designate other areas to be used at large only by customers and visitors of tenants of the Project. Landlord reserves the right to delegate the operation of the Parking Facilities to a parking operator which shall be entitled to all the obligations and benefits of Landlord under this Article VIII; provided, however, Landlord shall have no liability whatsoever for claims arising through acts or omissions of any independent operator of the Parking Facilities. Except in connection with an assignment or sublease that is expressly permitted under this Lease, Tenant’s parking rights and privileges described herein are personal to Tenant and may not be assigned or transferred; provided that Tenant’s Agents may use Tenant’s Parking Space Allocation. Landlord shall have the right to cause to be removed any vehicles of Tenant or its Agents that are parked in violation of this Lease or in violation of the Rules and Regulations of the Building, without liability of any kind to Landlord.

8.2    Parking Space Alterations. Provided that no Event of Default exists under this Lease or would exist but for the pendency of any cure period provided for in Section 20.1 and that the Parking Space Alterations (as defined in this Section 8.2) are performed and completed in accordance with Section 8.2 and Article XII of the Lease, Tenant, at Tenant’s sole cost and expense, shall have the right to make Alterations (as defined by Section 12.3) to the Future Car-Charging Stalls in order to connect to the existing electrical conduit and convert the Future Car-Charging Stalls into additional Car-Charging Stalls by installing equipment, facilities and Alterations consistent with the existing Car-Charging Stalls as necessary in order to accomplish such conversion (collectively, the “Parking Space Alterations”): provided, however, Landlord reserves the right as provided in Article XII to perform the Parking Space Alterations on behalf of Tenant.

8.3    Valet Parking. Tenant shall have the right, at its sole cost and expense, to establish valet parking with respect to parking spaces that are included in Tenant’s Parking Space Allocation and located in a portion of the Surface Lot or the Phase II Parking Garage as reasonably agreed by Landlord and Tenant (“Valet Spaces”) and to use the Common Area driveways and aisleways to and from the Building and the Valet Spaces, subject to the terms of this Section 8.3. In such event, Landlord and Tenant shall execute a license agreement in substantially the form of Landlord’s standard form license agreement (“License Agreement”) for the Project, which License Agreement shall set forth (a) the mutually acceptable terms for Tenant’s license of the Valet Spaces, (b) the reasonable qualifications and insurance requirements applicable to the valet services provider (“Valet Service”) selected by Tenant and approved by Landlord (which approval shall not be unreasonably withheld, conditioned or delayed), to provide, at Tenant’s sole cost and expense, the valet and parking services for Tenant’s Agents to and from the Building and the Valet Spaces, pursuant to a contract between Tenant and such Valet Service, (c) the location of the Valet Spaces, and (d) the location in the Common Area adjacent to the Building where the Valet Service will pick-up and return the vehicles of Tenant’s Agents and of the driveways and aisleways the Valet Service will use to and from the Building and the Valet Spaces, and such other mutually acceptable terms that Landlord and Tenant determine appropriate.

IX.    USE AND REQUIREMENTS OF LAW

9.1    Use. The Premises will be used only for the Permitted Use and for no other purpose. Tenant and Tenant’s Agents will not: (i) do or permit to be done in or about the Premises, do in or about the Project, nor bring to, keep or permit to be brought or kept in the Premises or bring to or keep in the Project, anything which is prohibited by or will in any way conflict with any law, statute, ordinance or governmental rule or regulation which is now in force or which may be enacted or promulgated after the Date of Lease or with the Declaration; (ii) do or permit anything to be done in or about the Premises, or do in or about the Project, which will in any way obstruct or interfere with the rights of other tenants of the Building or Project; (iii) do or permit anything to be done in or about the Premises, or do in or about the Project, anything which is dangerous to persons or property; or (iv) cause, maintain or permit any nuisance in, on or about the Premises or cause or maintain any nuisance in, on or about the Project; or (v) commit or allow to be committed any waste in, on or about the Premises or commit any waste in, on or about the Project. At its sole cost and expense, Tenant will promptly comply with (a) all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or in force after the Commencement Date of this Lease regarding the operation of Tenant’s business and the use, condition, configuration and occupancy of the Premises (except to the extent of Landlord’s obligations under Section 9.3); (b) the certificate of occupancy issued for the Building and the Premises; and (c) any recorded easement agreements, covenants, conditions and restrictions, if any, which affect the use, condition, configuration and occupancy of the Premises or the Project, including, without limitation, the Declaration, the Phase II Easement Agreement and the Sports Park Easement Agreement. Notwithstanding anything to the contrary contained in this Lease, Tenant’s obligations under this Section 9.1 shall not include the performance of structural alterations or structural repairs to the Premises (“Structural Work”), except to the extent such work is required in connection with (a) Tenant’s Alterations (as defined in Section 12.3), (b) Tenant’s particular use of the Premises (as opposed to Tenant’s use of the Premises for the Permitted Use in a normal and customary manner), or (c) a change in the Permitted Use stated in Section 1.8, regardless of whether Landlord approves such change. The term “Permitted Use” specifically excludes any use as a call center or similar high-density use that exceeds the Standard Density Limitation (as defined in Exhibit C); as an employment agency for day labor; by a governmental agency; or that is inconsistent with the Building being a Class A professional office building consistent with other Class A office buildings in San Jose and Santa Clara, California market areas.

9.2    Hazardous Materials.

(a)    Tenant Obligations. Tenant shall not bring or allow any of Tenant’s Agents to bring on the Premises or the Project, any asbestos, petroleum or petroleum products, used oil, explosives, toxic materials or substances defined as hazardous wastes, hazardous materials or hazardous substances under any federal, state or local law or regulation (“Hazardous Materials”), except for routine office, lab, research and development, and janitorial supplies used on the Premises and stored in the usual and customary manner and quantities, and in compliance with all applicable environmental laws and regulations. In the event of any release of Hazardous Materials on, from, under or about the Premises or the Project, Landlord shall have the right, but not the obligation to the extent such release is as the result of Tenant’s occupancy or use of the Premises, to cause Tenant, at Tenant’s sole cost and expense, to clean up, remove, remediate and repair any soil or groundwater contamination or other damage or contamination as required by and in conformance with the requirements of applicable law. Tenant shall indemnify, protect, hold harmless and defend (by counsel acceptable to Landlord) Landlord, its affiliates, its Agents and each of their respective Agents, successors and assigns, from and against any and all demands, claims, causes of action, damages, penalties, fines, liabilities, judgments, costs and expenses (including, without limitation, reasonable attorneys’ fees and court costs) (“Claims”) to the extent caused by or arising out of (i) a violation of the foregoing prohibitions by Tenant or Tenant’s Agents or (ii) the presence or release of any Hazardous Materials on, from, under or about the Premises, the Project or other properties as the result of Tenant’s occupancy or use of the Premises. Neither the written consent of Landlord to the presence of the Hazardous Materials, nor Tenant’s compliance with all laws applicable to such Hazardous Materials, shall relieve Tenant of its indemnification obligation under this Lease. Tenant shall immediately give Landlord written notice (a) of any suspected breach of this Section 9.2, (b) upon learning of the presence or any release of any Hazardous Materials within or about the Premises, or (c) upon receiving any notices from governmental agencies or other parties pertaining to Hazardous Materials which may affect the Premises. Landlord shall have the right from time to time, but not the obligation, to (1) request from Tenant information showing Tenant’s compliance with its obligations under Section 9.2; and (2) to enter upon the Premises in accordance with Article XIV to conduct such inspections and undertake such sampling and testing activities as Landlord deems necessary or desirable to determine whether Tenant is in compliance with its obligations under Section 9.2, except that in no event may Landlord sample or test tenant raw materials, lab materials, products or processes, except with the prior written consent of Tenant, which consent may be withheld if commercially reasonable alternative means exist to assure Tenant compliance. Notwithstanding anything to the contrary in this Lease, in no event shall Tenant be responsible or liable under this Section 9.2 in any manner whatsoever for any Claims that arise or result from the Pre-Existing Contamination, except for any Tenant Responsible Contamination (as defined in Section 9.2(b)), subject to the waivers set forth in Section 15.5.

(b)    Hazardous Materials Disclosure: Landlord Obligations.

(i)    Pursuant to the provisions of California Health & Safety Code Section 25359.7, Landlord disclosed to Tenant prior to the Date of Lease that the Project has been developed on the site of a former landfill and that Hazardous Materials have come to be located at the Project, including without limitation related to the South Bay Asbestos Superfund Site. Pursuant to the provisions of California Health & Safety Code Section 25249.6 (Proposition 65), Landlord provided Tenant with the following warning: “WARNING: ! The Hazardous Materials that are located at the Project could expose persons to chemicals, including asbestos, which are known to the State of California to cause cancer. For more information, go to www.P65Warnings.ca.gov.”. For more information also refer to the Environmental Reports (as defined in this Section 9.2(b)). Tenant acknowledges that Landlord made available to Tenant for review, and Tenant had the opportunity to review, prior to the Date of Lease the reports and other materials identified on Exhibit F attached to this Lease, which is attached hereto and incorporated herein by this reference (collectively, the “Environmental Reports”) regarding actual or potential releases of Hazardous Materials at, on, under, about, or otherwise affecting the Project. Landlord represents that to its knowledge based on the recommendations of Crawford Consulting, Inc., Landlord has provided Tenant with access to the Environmental Reports and that such Environmental Reports comprise all material, relevant reports in Landlord’s possession or in the possession of its consultant, Crawford Consulting, Inc., related to the former landfill and Pre-Existing Contamination. Landlord and Tenant acknowledge and agree that (A) those Environmental Reports identified as “Confidential” in Exhibit F, have been agreed upon between Landlord and Tenant to continue to be treated as Confidential Information (as defined in the Environmental NDA (as defined in this Section 9.2(b)) from and after the Date of Lease, (B) Tenant is obligated under the terms of the Confidentiality Agreement dated February 13, 2019 (“Environmental NDA”) between Landlord and Tenant, which Environmental NDA is attached hereto as Exhibit F-l, to protect the confidentiality of such Confidential Information in accordance with the terms of the Environmental NDA, and such obligation shall continue from and after the Date of Lease with respect to such Confidential Information, (C) any other reports and materials delivered on or after the Date of Lease on behalf of Landlord to Tenant which Landlord identifies or marks as “confidential” or “proprietary” shall constitute Confidential Information that is subject to the Environmental NDA (potentially including, without limitation, reports, data, documents, materials and other information provided on behalf of Landlord, or prepared in connection with Tenant’s evaluations pursuant to Section 9.2(b)) and Tenant shall be obligated to protect the confidentiality of such Confidential Information in accordance with the terms of the Environmental NDA, (D) Tenant’s obligations under this Section 9.2(b) with respect to all Confidential Information shall survive the expiration or earlier termination of this Lease, (E) Landlord shall continue to make all of the Environmental Reports available for Tenant’s review during the Term upon Tenant’s request and, to the extent applicable, under the terms of the Environmental NDA, and (F) Landlord makes no representations or warranties as to the accuracy of the contents of the Environmental Reports, and no representations or warranties regarding the actual or potential releases, except as set forth below in this Section 9.2(b). Tenant acknowledges that, prior to the Date of Lease, it has had the opportunity to conduct all investigation and testing of the Premises with respect to its environmental condition, either by itself or with the assistance of an expert, as it deems necessary, but that Tenant has not done any testing of the Premises with respect to its environmental condition.

(ii)    During the Term, Landlord shall give written notice to Tenant as soon as reasonably practicable of (A) any written communication of any inquiry or claim received from any governmental authority concerning any Hazardous Materials which relates to the Project, and (B) any contamination of the Premises or the Project by Hazardous Materials of which Landlord has notice or actual knowledge and which constitutes a violation of applicable law, statute, ordinance or governmental rule or regulation or results in damage or contamination for which clean up, removal, remediation or repair is required in conformance with applicable laws, statutes, ordinances or governmental rules or regulations. Landlord shall, at its expense (which may be included in Operating Expenses, subject to the terms of Article VI above, including, without limitation, the exclusions set forth in Section 6.2), through its own actions, or by exercising commercially reasonable efforts to compel the actions of others to, observe, comply with and meet all requirements of applicable laws, statutes, ordinances or governmental rules or regulations and the Declaration in connection with the monitoring, inspection, maintenance, repair and remediation of any Hazardous Materials in, on, or under the Building or Project as of the Date of Lease, including, without limitation, performance of the maintenance and operation obligations of Landlord with respect to the methane mitigation systems at the Building as set forth in the Operations, Maintenance and Monitoring Plan and Vapor Mitigation System manual dated May 2018 prepared by Haley & Aldrich, Inc. for the methane mitigation systems at the Building, Building 3, the Amenity Building, the Parking Structure, and the aboveground Parking Facilities and other Common Areas (except for the Parking Facilities and Common Area located on the Land on which Phase I Buildings are located) (“MMS O&M Manual”). Landlord shall exercise commercially reasonable efforts to coordinate with Tenant in connection with the Landlord’s performance of its obligations under this Section 9.2(b)(ii), in order to minimize any material adverse effect to Tenant’s use of and access to the Premises and Common Areas. In addition, Landlord shall: 1) provide Tenant upon Tenant’s request and subject to the terms of the Environmental NDA if applicable, the annual report and any other reports, notices, amendments or other documents prepared, and provided or made available to Landlord, by the Association (as defined by the Declaration) pursuant to the Declaration, the semi-annual methane detection and calibration reports created with respect to the Building and the Amenity Building and, to the extent prepared and available, any other material documents, data and reports, including as to maintenance and repair, that Landlord is obligated to prepare under the Declaration or applicable laws, statutes, ordinances and governmental rules, regulations or requirements related to the former landfill and the Improvements (as defined by the Declaration) comprising the related cap and equipment and systems at the Project, including, without limitation, the Methane Mitigation Systems or that are related to Pre-Existing Contamination at the Project; 2) except in the case of an Emergency (as defined in Article XIV), provide Tenant with reasonable prior written notice of any excavation, any other work or expected event on the Project of which Landlord is aware and reasonably expects to both affect the Pre-existing Contamination and disrupt Tenant’s use of the Premises or Common Areas; 3) except in the case of an Emergency, provide Tenant with reasonable prior written notice of any excavation, any other work or expected event on the Project of which Landlord is aware and that Landlord reasonably expects to (or has been advised by the Association or an owner of another Building may) pierce the landfill cap and 4) immediately provide notice to Tenant of any data, condition or event of which Landlord is aware that is related to the Pre-Existing Contamination and that poses risk to the health or welfare of Tenant or any Tenant employee or invitee and Landlord promptly shall provide Tenant with all related material documents, data and reports as they become available to Landlord thereafter, subject to the terms of the Environmental NDA as applicable to any Confidential Information, as determined pursuant to Section 9.2(b).

(iii)    Landlord shall indemnify, defend and hold harmless Tenant from and against any and all Claims to the extent arising out of or in connection with any Hazardous Materials to the extent resulting from (A) the existence of Hazardous Materials brought on the Premises, Building or Project by Landlord or its Agents; (B) Landlord’s breach of Section 9.2(b)(ii) or (C) Hazardous Materials existing in or under the Land on which the Project is situated as of the Date of Lease (collectively, “Pre-Existing Contamination”): provided, however, Landlord’s obligation to indemnify, defend and hold harmless Tenant as provided in this Section 9.2(c)(iii) shall be subject to the waivers in Section 15.5 and shall not apply to the extent of remediation resulting solely from, or to the extent of remediation increased due to, Tenant’s or Tenant’s Agents’ release of Hazardous Materials, negligent, knowing or intentional exacerbation of Pre-Existing Contamination, violation of any applicable laws, statutes, ordinances or governmental rules or regulations or breach by Tenant of its obligations under this Section 9.2 (collectively, and separately referred to as “Tenant Responsible Contamination”).

(c)    The obligations of Landlord and Tenant under this Section 9.2 shall survive the expiration or earlier termination, for any reason, of this Lease.

9.3    Compliance with ADA: Warm Shell Condition. Notwithstanding any other statement in this Lease, the provisions in this Section 9.3 shall govern the parties’ compliance with the Americans With Disabilities Act of 1990, as amended from time to time, Public Law 101-336; 42 U.S.C. §§12101, et seq. (the foregoing, together with any similar state statute governing access for the disabled or handicapped collectively referred to as the “ADA”).

(a)    Landlord represents and warrants that, to Landlord’s actual knowledge, as of the Date of Lease, the Building, the Premises, the Parking Facilities and Common Areas comply in all material respects with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force, including, but not limited to, the ADA and Title 24 (as the foregoing are applied and interpreted by the applicable governmental authorities or quasi-governmental authorities as of the Date of Lease) and with respect to the Premises only, applicable to a “warm shell” condition, without regard to any specific use of the Premises, Alterations or the Tenant Work; it being agreed by the parties that Landlord’s representation above regarding compliance with all applicable laws, statutes, ordinances and governmental rules, regulations or requirements, including, but not limited to, the ADA and Title 24, is based solely upon the receipt by Landlord of the Permit Records issued by the City of San Jose under Permit# 2016-119262CI and the absence of receipt by Landlord from the City of San Jose of any notification of subsequent non-compliance.

(i)    Landlord shall not be liable to Tenant for any damages for any violation that is contrary to the foregoing representation, but as Tenant’s sole remedy, Landlord shall perform such corrective work as may be required in this Section 9.3(a)(i). To the extent governmentally required as of Date of Lease, Landlord shall be responsible for compliance with Title III of the ADA with respect to any repairs, replacements or alterations to the core and shell of the Building, and such expense shall not be included as an Operating Expense of the Project; provided, however, if compliance with ADA under this Section 9.3 is required due to (a) Alterations, (b) the Tenant Work, (c) the installation of any of Tenant’s furniture, fixtures, equipment or property, (d) Tenant’s particular use or occupancy of the Premises (as opposed to Tenant’s use and occupancy of the Premises for the Permitted Use in a normal and customary manner), (e) the particular manner in which Tenant conducts its business in the Premises (f) a change in the Permitted Use stated in Section 1.8, or (g) the Access Improvements (as defined in Section 9.3(c)) that are Tenant’s responsibility under Section 9.3(c), regardless of whether Landlord approves such change, then such compliance shall be Tenant’s responsibility under Section 9.3(b) (collectively and each a, “Tenant ADA Responsibility”). Landlord shall have the right to apply for and obtain a waiver or deferment of compliance, the right to contest any such violation in good faith, including, but not limited to, the right to assert any and all defenses allowed by applicable laws, statutes, ordinances and governmental rules, regulations or requirements, and the right to appeal any decisions, judgments or rulings to the fullest extent permitted by applicable laws, statutes, ordinances and governmental rules, regulations or requirements, and Landlord’s obligation to perform such corrective work under this Section 9.3(a)(i) shall not apply until after the exhaustion of any and all rights to appeal or contest. Notwithstanding the foregoing, if prior to the completion of the Tenant Work, Tenant does not notify Landlord in writing of any violation or alleged violation of applicable laws, statutes, ordinances and governmental rules, regulations or requirements as of the Date of Lease with respect to the Building, Parking Facilities or Common Area, then the issuance of a temporary or permanent certificate of occupancy (or sign off on the job card) for the Tenant Work to be constructed pursuant to the Work Agreement shall conclusively establish that the foregoing representation in this Section 9.3(a) was true and correct, and Landlord shall thereafter have no further liability or responsibility pursuant to this Section 9.3(a)(i).

(ii)    To the extent governmentally required subsequent to the Date of Lease as a result of an amendment to Title III of the ADA or any regulation thereunder enacted subsequent to the Date of Lease, Landlord shall be responsible for compliance with Title III of the ADA with respect to any repairs, replacements or alterations to the core and shell of the Building, and such expense shall be included as an Operating Expense of the Project, subject to the terms of Article VI; provided, however, if such compliance is required due to a Tenant ADA Responsibility, then such compliance shall be Tenant’s responsibility under Section 9.3(b).

(iii)    To the extent governmentally required as of the Commencement Date, or subsequent to the Commencement Date of this Lease as a result of an amendment to Title III of the ADA or any regulation thereunder enacted subsequent to the Commencement Date of this Lease, Landlord shall be responsible for compliance with Title III of the ADA with respect to any repairs, replacements or alterations to the Common Area of the Project, and such expense shall be included as an Operating Expense of the Project, subject to the terms of Article VI. Landlord shall indemnify, defend and hold harmless Tenant and its Agents from all fines, suits, procedures, penalties, claims, liability, losses, expenses and actions of every kind, and all costs associated therewith (including, without limitation, reasonable attorneys’ and consultants’ fees) arising out of or in any way connected with Landlord’s failure to comply with Title III of the ADA as required above.

(b)    To the extent governmentally required, Tenant shall be responsible for compliance, at its expense, with Titles I of the ADA and Title III of the ADA with respect to the Premises (including, without limitation, the Tenant Work), any Alterations and any Tenant ADA Responsibility; provided, however, Tenant shall not be responsible for compliance with Title III of the ADA with respect to the core and shell of the Building, except for the Tenant ADA Responsibility. Tenant shall indemnify, defend and hold harmless Landlord and its Agents from all fines, suits, procedures, penalties, claims, liability, losses, expenses and actions of every kind, and all costs associated therewith (including, without limitation, reasonable attorneys’ and consultants’ fees) arising out of or in any way connected with Tenant’s failure to comply with Titles I and III of the ADA as required above.

(c)    Statement Required under California Civil Code S 1938. The Premises has not undergone inspection by a Certified Access Specialist and the Premises has not been determined to meet all applicable construction-related accessibility standards pursuant to California Civil Code § 55.53. Except to the extent expressly set forth in this Lease, Landlord shall have no liability or responsibility to make any repairs or modifications to the Premises or the Project in order to comply with accessibility standards. Landlord hereby discloses pursuant to California Civil Code Section 1938 as follows: “A Certified Access Specialist (“CASp”) can inspect the subject premises and determine whether the subject premises comply with all of the applicable construction-related accessibility standards under state law. Although state law does not require a CASp inspection of the subject premises, the commercial property owner or lessor may not prohibit the lessee or tenant from obtaining a CASp inspection of the subject premises for the occupancy or potential occupancy of the lessee or tenant, if requested by the lessee or tenant. The parties shall mutually agree on the arrangements for the time and manner of the CASp inspection, the payment of the fee for the CASp inspection, and the cost of making any repairs to correct violations of the construction-related accessibility standards within the premises.” Landlord and Tenant hereby acknowledge and agree that in the event that Tenant elects to perform a CASp inspection of all or any portion of the Premises hereunder (the “Inspection”), such Inspection shall be (a) performed at Tenant’s sole cost and expense, (b) limited to the Premises and the Common Areas of the Building and the portion of the Land on which the Building is located, and (c) performed by a CASp who has been approved or designated by Landlord prior to the Inspection. Any Inspection must be performed in’ a manner which minimizes the disruption of business activities in the Project, and at a time reasonably approved by Landlord. Landlord reserves the right to be present during the Inspection. Tenant agrees to: (i) promptly provide to Landlord a copy of the report or certification prepared by the CASp inspector upon request (the “Report”) and (ii) keep the information contained in the Report confidential, except to the extent required by applicable laws, statutes, ordinances and governmental rules, regulations or requirements or to the extent disclosure is needed in order to complete any necessary modifications or improvements required to comply with all applicable accessibility standards under the ADA or other state or federal laws, statutes, ordinances and governmental rules, regulations or requirements as well as any other repairs, upgrades, improvements, modifications or alterations required by the Report or that may be otherwise required to comply with accessibility requirements, the ADA or other applicable laws, statutes, ordinances and governmental rules, regulations or requirements (the “Access Improvements”). As part of the Tenant ADA Responsibility, if governmentally required, Tenant shall be solely responsible for the cost of Access Improvements to the Premises necessary to correct any such violations of construction-related accessibility standards identified by such Inspection as required by the ADA or other applicable laws, statutes, ordinances and governmental rules, regulations or requirements, which Access Improvements may, at Landlord’s option, be performed in whole or in part by Landlord at Tenant’s expense, payable as Additional Rent within thirty (30) days following Landlord’s demand; provided, however, nothing in this Section 9.3(c) shall be construed to make Landlord responsible under this Lease for performing, or paying the cost of, any Access Improvements that are identified by any such Inspection with respect to the Premises, the Building or the Project, unless Landlord is otherwise obligated to perform, or pay for, such Access Improvements under Section 9.3(a) or other provisions of this Lease.

X.    ASSIGNMENT AND SUBLETTING

10.1    Landlord’s Consent.

(a)    Except as otherwise provided in Sections 10.4 and 10.5, Tenant shall not assign, transfer, mortgage or otherwise encumber this Lease or sublet or rent (or permit a third party to occupy or use) the Premises, or any part thereof, nor shall any assignment or transfer of this Lease or the right of occupancy hereunder be effected by operation of law or otherwise, without the prior written consent of Landlord, such consent not to be unreasonably withheld, conditioned or delayed, except as provided otherwise in this Section 10.1. Notwithstanding anything to the contrary in this Section 10.1, Landlord may withhold consent in its sole discretion to any sublease, or other occupancy by a third party, of a portion Premises that comprises less than an entire floor, unless such portion of a floor is located in the First Floor Premises. Subject to the terms of Sections 10.4 and 10.5. A transfer at any one time or from time to time of a majority interest in Tenant (whether stock, partnership interest or other form of ownership or control) shall be deemed to be an assignment of this Lease, unless at the time of such transfer Tenant is an entity whose outstanding stock is listed on a recognized security exchange. Within 10 business days following Landlord’s receipt of Tenant’s request for Landlord’s consent to a proposed assignment, sublease, or other encumbrance, together with all information required to be delivered by Tenant pursuant to the provisions of this Section 10.1, Landlord shall: (i) consent to such proposed transaction; (ii) refuse such consent with a statement of the reasons for such refusal; or (iii) elect to terminate this Lease in the event of an assignment, or in the case of a sublease, terminate this Lease as to the portion of the Premises proposed to be sublet in accordance with the provisions of Section 10.2. If Landlord fails to timely deliver to Tenant notice of Landlord’s consent, refusal or election to terminate with respect to a proposed assignment or sublease, Tenant may send a second (2nd) notice (“2nd Notice of Proposed Transfer”) to Landlord, which notice must contain the following inscription, in bold faced lettering: “SECOND NOTICE DELIVERED PURSUANT TO Paragraph 10.1 OF LEASE - - FAILURE TO TIMELY RESPOND WITHIN FIVE (5) BUSINESS DAYS SHALL RESULT IN DEEMED CONSENT TO ASSIGNMENT OR SUBLEASE.” If Landlord fails to deliver notice of Landlord’s consent, refusal or election to terminate with respect to a proposed transfer described in Tenant’s 2nd Notice of Proposed Transfer within five (5) business days after receipt of such 2nd Notice of Proposed Transfer, Landlord shall be deemed to have consented to the proposed transfer described in the 2nd Notice of Proposed Transfer. Any assignment, sublease or other encumbrance without Landlord’s written consent or deemed consent shall be voidable by Landlord and, at Landlord’s election, constitute an Event of Default hereunder. Without limiting other instances in which Landlord may reasonably withhold consent to an assignment or sublease, Landlord and Tenant acknowledge that it shall be reasonable for Landlord to withhold consent (a) if an Event of Default exists under this Lease or if an Event of Default would exist but for the pendency of any cure periods provided under Section 20.1; or (b) if the proposed assignee or sublessee is: a governmental entity; a person or entity with whom Landlord has negotiated for space in the Project during the prior three months and for whom Landlord has space available to meet their needs; a present tenant in the Project; a person or entity whose tenancy in the Project would not be a Permitted Use or would violate any exclusivity arrangement which Landlord has with any other tenant; a person or entity of a character or reputation or engaged in a business which is not consistent with the quality of the Project; or not a party of reasonable financial worth and/or financial stability in light of the responsibilities involved under this Lease on the date consent is requested, but taking into account the financial condition of Tenant if and to the extent that Tenant continues to be liable for the obligations under this Lease. If Tenant requests Landlord’s consent to a specific assignment or subletting, Tenant will submit in writing to Landlord: (1) the name and address of the proposed assignee or subtenant; (2) a counterpart of the proposed agreement of assignment or sublease; (3) reasonably satisfactory information as to the nature and character of the business of the proposed assignee or subtenant, and as to the nature of its proposed use of the space; (4) banking, financial or other credit information reasonably sufficient to enable Landlord to determine the financial responsibility and character of the proposed assignee or subtenant; (5) executed estoppel certificates from Tenant containing such information as provided in Section 24.4; and (6) any other information reasonably requested by Landlord. Notwithstanding anything to the contrary contained herein, if Tenant claims that Landlord has unreasonably withheld, conditioned or delayed its consent under this Section 10.1, Tenant’s sole remedies shall be a declaratory judgment and an injunction for the relief sought and Tenant hereby waives all other remedies, including, without limitation, any right at law or equity to obtain damages or terminate this Lease, whether under California Civil Code Section 1995.310 or otherwise.

(b)    Notwithstanding that the prior express written permission of Landlord to any of the aforesaid transactions may have been obtained, the following shall apply:

(i)    In the event of an assignment, contemporaneously with the granting of Landlord’s aforesaid consent, Tenant shall cause the assignee to expressly assume in writing and agree to perform all of the covenants, duties, and obligations of Tenant hereunder and such assignee shall be jointly and severally liable therefor along with Tenant.

(ii)    All terms and provisions of this Lease shall continue to apply after any such transaction.

(iii)    In any case where Landlord consents to an assignment, transfer, encumbrance or subletting, the undersigned Tenant and any Guarantor shall nevertheless remain directly and primarily liable for the performance of all of the covenants, duties, and obligations of Tenant hereunder (including, without limitation, the obligation to pay all Rent and other sums herein provided to be paid), and Landlord shall be permitted to enforce the provisions of this instrument against the undersigned Tenant, any Guarantor and/or any assignee without demand upon or proceeding in any way against any other person. Neither the consent by Landlord to any assignment, transfer, encumbrance or subletting nor the collection or acceptance by Landlord of rent from any assignee, subtenant or occupant shall be construed as a waiver or release of the initial Tenant or any Guarantor from the terms and conditions of this Lease or relieve Tenant or any subtenant, assignee or other party from obtaining the consent in writing of Landlord to any further assignment, transfer, encumbrance or subletting.

(iv)    Tenant hereby assigns to Landlord the rent and other sums due from any subtenant, assignee or other occupant of the Premises and hereby authorizes and directs each such subtenant, assignee or other occupant to pay such rent or other sums directly to Landlord; provided however, that until the occurrence of an Event of Default, Tenant shall have the license to continue collecting such rent and other sums. Notwithstanding the foregoing, in the event that the rent due and payable by a sublessee under any such permitted sublease (or a combination of the rent payable under such sublease plus any bonus or other consideration therefor or incident thereto) exceeds the hereinabove provided Rent payable under this Lease, or if with respect to a permitted assignment, permitted license, or other transfer by Tenant permitted by Landlord, the consideration payable to Tenant by the assignee, licensee, or other transferee exceeds the Rent payable under this Lease, then Tenant shall be bound and obligated to pay Landlord, in accordance with Section 10.3, the Net Profits (as defined in Section 10.3) and any other excess consideration within 10 days following receipt thereof by Tenant from such sublessee, assignee, licensee, or other transferee, as the case may be.

(v)    Tenant shall pay Landlord a fee in the amount of $3,000.00 to reimburse Landlord for its legal and administrative expenses under this Article X, in connection with any review of, and Landlord’s consent to, any sublease, assignment or deemed assignment made under this Article X, regardless of whether Landlord’s consent is required under this Article X and whether Landlord consents to such request.

10.2    Landlord’s Option to Recapture Premises. Subject to Sections 10.4 and 10.5, if Tenant proposes to assign this Lease, Landlord may, at its option, upon written notice to Tenant given within 10 business days after its receipt of Tenant’s notice of proposed assignment, together with all other necessary information, elect to recapture the Premises and terminate this Lease. If Tenant proposes to sublease for the entire remainder of the Term the entire First Floor Premises, the entire Fifth Floor Premises, the entire Sixth Floor Premises, or any combination thereof, then Landlord may, at its option upon written notice to Tenant given within 10 business days after its receipt of Tenant’s notice of proposed subletting, together with all other necessary information as outlined in Section 10.1, elect to recapture such portion of the Premises as Tenant proposes to sublease and upon such election by Landlord, this Lease shall terminate as to the portion of the Premises recaptured, with such date of termination being the earlier of the proposed date of sublease or assignment or 30 days after Landlord provides notice of recapture to Tenant. If a portion of the Premises is recaptured, the Rent payable under this Lease shall be proportionately reduced based on the square footage of the Rentable Square Feet retained by Tenant and the square footage of the Rentable Square Feet leased by Tenant immediately prior to such recapture and termination, and Landlord and Tenant shall thereupon execute an amendment to this Lease in accordance therewith. Landlord may thereafter, without limitation, lease the recaptured portion of the Premises to the proposed assignee or subtenant without liability to Tenant. Upon any such termination, Landlord and Tenant shall have no further obligations or liabilities to each other under this Lease with respect to the recaptured portion of the Premises, except with respect to obligations or liabilities which accrue or have accrued hereunder as of the date of such termination (in the same manner as if the date of such termination were the date originally fixed for the expiration of the Term).

10.3    Distribution of Net Profits. In the event that Tenant assigns this Lease or sublets all or any portion of the Premises during the Term, Landlord shall receive 50% of any “Net Profits” (as hereinafter defined) and Tenant shall receive 50% of any Net Profits received by Tenant from any such assignment or subletting. The term “Net Profits” as used herein shall mean such portion of the Rent payable by such assignee or subtenant in excess of the Rent payable by Tenant under this Lease (or pro rata portion thereof in the event of a subletting) for the corresponding period, after deducting from such excess Rent all of Tenant’s documented reasonable third party costs associated with such assignment or subletting, including, without limitation, broker commissions, attorney fees, any costs incurred by Tenant to prepare or alter the Premises, or portion thereof, for the assignee or sublessee and any free rent periods, reduced rent periods, improvements allowances, moving allowances or other market economic concessions granted by Tenant in the applicable assignment or sublease.

10.4    Transfers to Related Entities. Notwithstanding anything in this Article X to the contrary, provided no Event of Default exists under this Lease or would exist but for the pendency of any cure periods provided for under Section 20.1, Tenant may, without Landlord’s consent, but after providing written notice to Landlord and subject to the provisions of Section 10.1(b)(i-v), assign this Lease or sublet all or any portion of the Premises to any Related Entity (as hereinafter defined) provided that (a) such Related Entity is not a governmental entity or agency; (b) such Related Entity’s use of the Premises would not cause Landlord to be in violation of any exclusivity agreement within the Project; and (c) with respect to an assignment of this Lease to a Related Entity, such Related Entity as of the date of such assignment meets or exceeds the Minimum Credit Standards (as defined in Section 10.6) and proof satisfactory to Landlord that such Minimum Credit Standards have been met shall be delivered to Landlord at least 10 days prior to the effective date of any such transfer. “Related Entity” shall be defined as (i) any parent company, subsidiary, affiliate or related corporate entity of Tenant that controls, is controlled by, or is under common control with Tenant or (ii) the assignee of Tenant’s interest under this Lease as part of the sale of all or substantially all of Tenant’s assets to such assignee in one or more transactions.

10.5    Transfers of Ownership. Notwithstanding anything in this Article X to the contrary, unless an Event of Default exists under this Lease or Landlord has delivered notice to Tenant of a default and an Event of Default would exist if such default remains uncured after the pendency of any cure periods provided for under Section 20.1, Tenant may, without Landlord’s consent, but after providing at least 10 days’ prior notice to Landlord and subject to the provisions of Section 10.1(b)(i-iii) and (v), transfer a majority interest in Tenant in one or more transactions in connection with a merger, consolidation, sale of all or substantially all of the equity interests in Tenant, or reorganization (“Ownership Transfer”) (as long as such transfer is not used solely to circumvent the obligation to obtain Landlord’s consent pursuant to this Article X), provided that the Tenant after each such Ownership Transfer meets or exceeds the Minimum Credit Standards and proof reasonably satisfactory to Landlord that such Minimum Credit Standards have been met shall have been delivered to Landlord at least 10 days prior to the effective date of any such transaction.

10.6    Minimum Credit Standards. As used in this Lease, the “Minimum Credit Standards” mean the Tenant or Related Entity, as applicable based upon the provision to which the requirement applies, (a) has annual earnings before interest, tax, depreciation and amortization as adjusted consistent with Tenant’s then existing credit agreement (“EBITDA”) in excess of $600,000,000; and (b) either (i) has a credit rating of “B” or greater issued by Standard & Poor’s Financial Services LLC (“S&P”) or if S&P ceases issuing credit ratings, then an equivalent credit rating issued by a nationally recognized credit rating firm reasonably acceptable to Landlord; or (ii) has a credit rating of “B2” or greater issued by Moody’s Investors Service (“Moody’s”) or if Moody’s ceases issuing credit ratings, then an equivalent credit rating issued by a nationally recognized credit rating firm reasonably acceptable to Landlord; provided, however, if such credit rating is not available as required in the foregoing clauses (i) and (ii) because the then Tenant or the Related Entity, as applicable, has not issued debt, then Tenant or the Related Entity, as applicable (A) has tangible assets (computed in accordance with generally accepted accounting principles exclusive of goodwill) greater than or equal to $900,000,000; and (B) has a tangible net worth (computed in accordance with generally accepted accounting principles exclusive of goodwill) greater than or equal to $1.00.

XI.    MAINTENANCE AND REPAIR

11.1    Landlord’s Obligation. Landlord will cause to be maintained, repaired and restored in reasonably good order and condition (i) the Common Area, including, without limitation, the Parking Facilities serving the Building, landscaping, walkways and exterior lighting; (ii) the mechanical, plumbing, electrical and HVAC equipment serving the Building; (iii) the structure of the Building (including roof, exterior walls and foundation); (iv) exterior windows of the Building; and (v) Building standard lighting, except for Lightning Maintenance, which is governed by Section 11.2. Except as otherwise provided in Section 6.2, Section 9.2, Section 9.3, or Section 11.2, the cost of such maintenance, repairs, replacements and restorations shall be included in the Operating Expenses and paid by Tenant as provided in Article VI; provided, however, subject to the waivers in Section 15.5, Tenant shall bear the full cost, plus 5% of such cost for Landlord’s overhead, of any maintenance, repair, replacements or restoration to the extent necessitated by the negligence or willful misconduct of Tenant or its Agents’ or that is necessitated in connection with the Dog Visitation Policy (as defined in Exhibit C-1), including, without limitation, carpet cleaning, excrement removal, painting, wall repair, floor care and landscape repair and replacement. Tenant acknowledges that Landlord shall not be obligated to provide any of the services that Tenant is responsible for providing under Section 16.1. Tenant waives all rights to make repairs at the expense of Landlord, to deduct the cost of such repairs from any payment owed to Landlord under this Lease or to vacate the Premises or terminate this Lease whether under California Civil Code Section 1942 or any other law. Tenant further waives the provisions of California Civil Code Section 1932 with respect to Landlord’s obligations under this Lease.

11.2    Tenant’s Obligation. Subject to Landlord’s express obligations set forth in Section 11.1, Tenant, at its expense, shall maintain the Premises in good condition and repair, reasonable wear and tear and casualty governed by the provisions of Article XIX excepted. Tenant’s obligation shall include without limitation the obligation to provide in a first-class manner consistent with the first-class nature of the Building and Project (i) janitorial services and pest control for the Premises using contractors approved by Landlord pursuant to service contracts approved by Landlord and (ii) maintain, repair and replace all (A) interior windows and walls; (B) floor coverings; (C) ceilings; (D) doors; (E) entrances to the Premises; (F) supplemental HVAC systems within or serving the Premises, including, without limitation, any Rooftop Installations (as defined in Section 16.7); (G) private restrooms and kitchens, including hot water heaters, plumbing and similar facilities serving Tenant exclusively; and (H) all light bulbs, lamps, starters and ballasts for lighting fixtures within the Premises (“Lighting Maintenance”) using contractors approved by Landlord pursuant to service contracts approved by Landlord; provided that, Landlord shall have the right to contract directly, subject to reimbursement by Tenant of the associated cost and expense as provided in Section 16.4, for such Lighting Maintenance. Landlord may establish reasonable measures to conserve energy and water. Landlord shall have the right to inspect the Premises for compliance with this Section 11.2(a) in accordance with Article XIV and to require Tenant to provide additional cleaning, if necessary. Tenant will promptly advise Landlord of any damage to the Premises or the Project. All damage or injury to the Premises (excluding Tenant’s equipment, personal property and trade fixtures) may be repaired, restored or replaced by Landlord, at the expense of Tenant, and such expense (plus 10% of such expense for Landlord’s overhead) will be collectible as Additional Rent and will be paid by Tenant upon demand. If Tenant fails to provide or perform any of the services or maintenance required to be provided or performed by Tenant for more than five (5) business days after notice from Landlord or if Tenant fails to make any repairs to the Premises for more than 30 days after notice from Landlord (although notice shall not be required in the event of an emergency as defined in Article XIV), Landlord may, at its option, cause all required services, maintenance, repairs, restorations or replacements to be made and Tenant shall pay Landlord pursuant to this Section 11.2(a).

XII.    INITIAL CONSTRUCTION: ALTERATIONS

12.1    Initial Construction. Landlord and Tenant agree that the construction of any “Tenant Work” shall be performed by Tenant in accordance with and as defined in Exhibit B-l. Subject to the funding the Tenant Work Allowance (as defined in Exhibit B-l) for the construction of the Tenant Work, Landlord shall have no obligations whatsoever to construct any improvements to the Premises and Tenant accepts the Premises “AS IS”, “WHERE IS” and “WITH ANY AND ALL FAULTS”, and Landlord neither makes nor has made any representations or warranties, express or implied, with respect to the quality, suitability or fitness thereof of the Premises, or the condition or repair thereof. Tenant taking possession of the Premises shall be conclusive evidence for all purposes of Tenant’s acceptance of the Premises in good order and satisfactory condition, and in a state and condition satisfactory, acceptable and suitable for Tenant’s use pursuant to this Lease. Notwithstanding the foregoing, Landlord shall deliver all structural elements and subsystems of the Premises, including but not limited to the HVAC, mechanical, electrical, and plumbing systems serving the Premises, in good working condition and repair as of the Date of Lease and Landlord will be responsible, without cost to Tenant, to repair any latent structural or design defects in, the curtain wall, windows and window framing, interior structural framing, foundation, roof, HVAC systems, mechanical, electrical, and plumbing systems occurring or discovered prior to the later of the date that is 12 months after the Date of Lease and the date of expiration of any applicable warranty therefor; provided that Tenant delivers notice to Landlord thereof prior to the later of the date that is 12 months after Date of Lease and date of expiration of any applicable warranty therefor.

12.2    Installing and Operating Tenant’s Equipment. Without first obtaining the written consent of Landlord, which consent shall not be unreasonably withheld, conditioned, or delayed, Tenant shall not install or operate in the Premises (i) any electrically operated equipment or other machinery, other than standard office equipment that does not require wiring, cooling or other service in excess of Building standards; (ii) any equipment of any kind or nature whatsoever which will require any changes, replacements or additions to, or changes in the use of, any water, heating, plumbing, air conditioning or electrical system of the Premises or the Project; or (iii) any equipment which exceeds the electrical or floor load capacity per square foot for the Building. Landlord’s consent to such installation or operation may be conditioned upon the payment by Tenant of additional compensation for any excess consumption of utilities and any additional power, wiring, cooling or other service that may result from such equipment. Machines and equipment which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein so as to be objectionable to Landlord or any other Project tenant shall be installed and maintained by Tenant, at its expense, on vibration eliminators or other devices sufficient to eliminate such noise and vibration. Tenant and Tenant’s telecommunications companies, including but not limited to, local exchange telecommunications companies and alternative access vendor services companies, shall have no right of access to the Land, Building or the Project for the installation and operation of telecommunications systems, including but not limited to, voice, video, data, and any other telecommunications services provided over wire, fiber optic, microwave, wireless, and any other transmission systems, for part or all of Tenant’s telecommunications within the Building without Landlord’s prior written consent, such consent not to be unreasonably withheld.

12.3    Alterations. Other than Minor Changes (as defined in this Section 12.3), Tenant shall not make or permit any alterations, decorations, additions or improvements of any kind or nature to the Premises or the Project, whether structural or nonstructural, interior, exterior or otherwise (“Alterations”) without the prior written consent of Landlord, said consent not to be unreasonably withheld or delayed. Other than for Minor Changes, Landlord may impose any reasonable conditions to its consent, including, without limitation: (i) prior approval of the plans and specifications and contractor(s) with respect to the Alterations (provided that Landlord may designate specific contractors with respect to Building systems); (ii) supervision by Landlord’s representative, at Tenant’s expense, of the Alterations; (iii) proof of worker’s compensation insurance and commercial general liability insurance in such amounts and meeting such requirements as reasonably requested by Landlord; (iv) delivery to Landlord of written and unconditional waivers of mechanic’s and materialmen’s liens as to the Project for all work, labor and services to be performed and materials to be furnished, signed by all contractors, subcontractors, materialmen and laborers participating in the Alterations; (v) delivery of permits, certificates of occupancy, “as-built” plans, and equipment manuals; and (vi) any security for performance or payment that is reasonably required by Landlord. The Alterations shall conform to Landlord’s Specifications (as defined in Exhibit B-1) and set forth in Exhibit B-3 attached hereto and made a part hereof and the requirements of federal, state and local governments having jurisdiction over the Premises, including, without limitation, the ADA, the California ADA, the OSHA General Industry Standard (29 C.F.R. Section 1910.1001, et seq.), and the OSHA Construction Standard (29 C.F.R. Section 1926.1001, et seq.) and shall be performed in accordance with the terms and provisions of this Lease and all warranties in effect and in a good and workmanlike manner using material of a quality that is at least equal to the quality designated by Landlord as the minimum standard for the Building. Any deviations from Landlord’s Specifications with respect to Alterations and any Alterations comprised of light fixtures, entry doors, interior doors, HVAC diffusers or demountable walls shall be subject to Landlord’s approval in its sole discretion. Provided that Tenant gives Landlord notice of each proposed Alteration at least five (5) business days prior to commencing such Alteration and complies with all of the provisions of this Section 12.3, Tenant shall not be required to obtain Landlord’s consent for Alterations that meet the following requirements (“Minor Changes”): (a) do not affect the other tenants of the Building, any of the Building’s mechanical, electrical, plumbing, HVAC or fire, life safety systems or the roof, foundations, exterior walls or structural portions of the Building, (b) are not visible from the Common Areas or the exterior of the Building, (c) do not affect the architectural or structural integrity of the Building, including, without limitation, the water tight character of the Building or its roof, (d) do not require a building permit, (e) do not move any interior walls or otherwise change the layout of the Building, (f) the Alteration, together with any other Alterations, does not exceed a cost of $250,000 in any one Calendar Year (provided that Tenant shall not perform such Alterations in stages in order to subvert this provision), (g) do not materially or negatively impact the future marketability of the Building or increase the Building’s assessed value for tax purposes; (h) do not require any other alteration, addition, or improvement to be performed in or made to any other portion of the Project other than the Premises and (i) do not include deviations from the Specifications or any light fixtures, entry doors, interior doors, HVAC diffusers or demountable walls. All computer, telecommunications or other cabling, wiring and associated appurtenances (collectively, “Cabling”) installed by Tenant inside any of the interior walls of the Premises, above the ceiling of the Premises, in any portion of the ceiling plenum above or below the Premises, or in any portion of the Common Areas of the Project, including but not limited to any of the shafts or utility rooms of the Building, shall be clearly labeled or otherwise identified as having been installed by Tenant. All Cabling installed by Tenant shall comply with the requirements of the National Electric Code and any other applicable fire and safety codes. Landlord may designate reasonable rules, regulations and procedures for the performance of work in the Building and, to the extent reasonably necessary to avoid disruption to the occupants of the Project, shall have the right to designate the time when Alterations may be performed. If the Alterations are not performed as herein required, Landlord shall have the right, at Landlord’s option, to halt any further Alterations, or to require Tenant to perform the Alterations as herein required or to require Tenant to return the Premises to its condition before such Alterations. All or any part of the Alterations, whether made with or without the consent of Landlord, shall, at the election of Landlord, either be removed by Tenant at its expense before the expiration of the Term or shall remain upon the Premises and be surrendered therewith at the Expiration Date or earlier termination of this Lease as the property of Landlord without disturbance, molestation or injury; provided, Tenant shall remove all Cabling installed by Tenant anywhere in the Premises, the Building or the Project to the point of the origin of such Cabling, unless Landlord consents, in its sole discretion, to a request by Tenant not to remove such Cabling. If requested by Tenant, Landlord’s election shall be made at the time Landlord approves installation of such Alterations or if the Alterations are Minor Changes, then Landlord shall make such election within 30 days after Tenant’s notice of the Minor Changes if requested by Tenant at the time that Tenant provided notice of its intention to install such Minor Changes. Landlord will not unreasonably require removal of Alterations at the end of the Term such as by requiring removal of Alterations that are not specialized to Tenant’s use of the Building, do not materially and negatively impact the Building’s structure or systems or the future marketability of the Building are not visible from the Common Areas or the exterior of the Building and are consistent with use of the Premises as a class A office building. If Landlord requires the removal of all or part of the Alterations, Tenant, at its expense, shall repair any damage to the Premises or the Project caused by such removal and restore the Premises and the Project to its condition prior to the construction of such Alterations, reasonable wear and tear excepted. If Tenant fails to remove the Alterations upon Landlord’s request and repair and restore the Premises and Project, then Landlord may (but shall not be obligated to) remove, repair and restore the same and the cost of such removal, repair and restoration together with any and all damages which Landlord may suffer and sustain by reason of the failure of Tenant to remove, repair and restore the same, shall be charged to Tenant and paid upon demand. Notwithstanding the foregoing, Tenant may remove any trade fixtures, business equipment, personal property and furniture and Tenant repairs any damage to the Premises resulting from the removal of such items and restores the Premises to its condition prior to the installation of such items, reasonable wear and tear excepted.

12.4    Mechanics’ Liens. Tenant will pay or cause to be paid all costs and charges for: (i) work done by Tenant or caused to be done by Tenant, in or to the Premises; and (ii) materials furnished for or in connection with such work. Tenant will indemnify Landlord against and hold Landlord, the Premises, and the Project free, clear and harmless from and against, ail mechanics’ and materialmen’s stop notices, liens and claims of liens (collectively, “Liens”), and all other liabilities, liens, claims, and demands on account of such work by or on behalf of Tenant. If any such Lien, at any time, is filed against the Premises, or any part of the Project, Tenant will cause such Lien to be discharged of record within 30 days after the date Tenant receives notice of the filing of such Lien, either by resolving the matter and causing a release to be recorded in the Official Records of the County in which the Project is located, or by recording a mechanic’s lien release bond in accordance with the provisions of Civil Code Section 8424. If Tenant fails to timely cause the Lien to be removed as described above, Landlord may, at its option, pay to the claimant all amounts necessary to discharge the Lien, regardless of the validity or enforceability of the claim, together with any related costs and interest, and the amount so paid, together with attorneys’ fees incurred in connection with such Lien, will be immediately due from Tenant to Landlord as Additional Rent. Nothing contained in this Lease will be deemed the consent or agreement of Landlord to subject Landlord’s interest in all or any portion of the Project to liability under any Lien or to any other lien law. If Tenant receives notice that a Lien has been or is about to be filed against the Premises or any part of the Project, or that any action affecting title to the Project has been commenced to enforce a Lien or otherwise on account of work done by or for or materials furnished to or for Tenant, it will immediately give Landlord written notice of such notice. At least 15 days prior to the commencement of any work (including, but not limited to, any maintenance, repairs or Alterations) in or to the Premises, by or for Tenant or any party claiming through Tenant, Tenant will give Landlord written notice of the proposed work and the names and addresses of the persons supplying labor and materials for the proposed work. Landlord will have the right to post notices of non-responsibility or similar notices, if applicable, on the Premises or in the public records in order to protect the Premises and Project against such Liens.

XIII.    SIGNS

Except as expressly provided for in this Article XIII, no sign, advertisement or notice shall be inscribed, painted, affixed, placed or otherwise displayed by Tenant on any part of the Project or the outside or the inside of the Building or the Premises (to the extent visible from the exterior of the Premises or the Building). Landlord shall provide, at Tenant’s expense, a listing on the directory in the lobby of the Building listing all Building tenants. Landlord also shall, at Tenant’s expense, place the suite number and/or Tenant name on or in the immediate vicinity of the entry door to the First Floor Premises using Building standard sign material and lettering. Landlord shall, at Tenant’s expense, (a) place nonexclusive signage (“Project Monument Signage”) on the future monument sign of the Project (the “Project Monument Sign”) at the bottom position on Project Monument Sign or the fourth (4th) position from the top on the Project Monument Sign, whichever is higher, subject to approval by the City of San Jose; and (b) place non-exclusive signage (“Building Monument Signage”) on the existing monument sign (“Building Monument Sign”) adjacent to the Building at an available right top position. Tenant shall, at Tenant’s sole cost and expense, and subject to the terms of this Article XIII, have the nonexclusive right to display exterior building top signage in the one (1) location on the Building exterior (“Building Signage”) identified on Exhibit H-l attached hereto and incorporated herein. Tenant’s right to display the Building Signage is further conditioned on Tenant’s installation and maintenance of such Building Signage in a good and workmanlike manner by contractors approved by Landlord and otherwise in accordance with the same terms that apply to Alterations. All Project Monument Signage, Building Monument Signage and Building Signage (collectively, the “Tenant Signage”) shall contain only the name and logo of MCAFEE, LLC (unless Landlord grants consent to another name and logo, in its sole discretion) and shall be subject to Landlord’s approval, in its sole discretion, as to consistency in appearance with other tenant signage on the Project Monument Sign, Building Monument Sign and the Other Buildings, location, lettering, design, material, size, lighting, logo and color scheme prior to fabrication and installation; provided that Landlord has approved the representative lettering, design, material, size, lighting, logo and color scheme shown for the Building Signage on Exhibit H-2 attached hereto. Accordingly, Tenant shall submit a signage plan to Landlord detailing the design and specifications of all such Tenant Signage. In no event shall any Tenant Signage displayed by Tenant interfere with the visibility of the Building or the Other Buildings. All Tenant Signage must conform to all applicable recorded covenants, conditions and restrictions, zoning and other applicable laws, ordinances and governmental requirements, and the Project’s design signage and graphics program, including, without limitation the Exterior Master Sign Program approved by the City of San Jose attached as Exhibit H and incorporated herein, and Tenant shall obtain all required approvals of third parties, if any. Landlord shall be responsible for the maintenance of the Project Monument Signage, Building Monument Signage, the Project Monument Sign and the Building Monument Sign in good condition and repair; provided that Tenant shall reimburse Landlord for Tenant’s pro rata share of the costs and expenses associated with such maintenance of (i) the Project Monument Signage and the Project Monument Sign, which pro rata share shall be the percentage amount equal to the number of square feet of area on the Project Monument Sign that is occupied by the Project Monument Signage divided by the total number of square feet of area on the Project Monument Sign then occupied by monument signage displaying the names of any occupants of the Project and multiplying the resulting quotient by one hundred and rounding to the second decimal place; and (ii) the Building Monument Signage and the Building Monument Sign, which pro rata share shall be the percentage amount equal to the number of square feet of area on the Building Monument Sign that is occupied by the Building Monument Signage divided by the total number of square feet of area on the Building Monument Sign then occupied by monument signage displaying the names of any occupants of the Building and multiplying the resulting quotient by one hundred and rounding to the second decimal place. Upon the expiration or earlier termination of this Lease or the occurrence of a Signage Revocation Condition (as defined in this Article XIII), Landlord shall have the right to remove, at Landlord’s option, the Tenant Signage, and repair the affected portions of the Project Monument Sign, Building Monument Sign and Building, as applicable, to the condition as it existed prior to installation of the Tenant Signage, reasonable wear and tear and casualty damage excepted, all at Tenant’s sole cost and expense, for which Tenant shall reimburse Landlord the cost and expense incurred for the same upon demand. Tenant’s right to display the Tenant Signage under this Article XIII shall be personal to MCAFEE, LLC, a Delaware limited liability company and either a Related Entity to whom this Lease is assigned in accordance with Section 10.4 or an assignee to whom this Lease is assigned pursuant to an Ownership Transfer made in accordance with Section 10.5; provided, however, that if Landlord grants its consent to Tenant’s Signage Assignment (as defined in this Article XII), which may be withheld in Landlord’s sole discretion, MCAFEE, LLC, a Delaware limited liability company may assign its rights to the Tenant Signage under this Article XIII (“Tenant’s Signage Assignment”) to its assignee of this Lease or its subtenant of the entire Premises pursuant to an assignment or sublease, as applicable, made with Landlord’s consent in accordance with Section 10.1 (“Permitted Transferee”). As used in this Article XIII, a “Signage Revocation Condition” means one or more of the following: (i) Landlord terminates this Lease or Tenant’s right to possession of the Premises upon the occurrence of an Event of Default; (ii) the entire Fifth & Sixth Floor Premises ceases to be occupied by MCAFEE, LLC, a Delaware limited liability company, or its Related Entity pursuant to an assignment or sublease made in accordance with Section 10.4, or its assignee pursuant to an Ownership Transfer made in accordance with Section 10.5; (iii) Tenant terminates this Lease prior to the Expiration Date; or (iv) MCAFEE, LLC, a Delaware limited liability company assigns this Lease or sublets any portion of the Fifth & Sixth Floor Premises other than to its Related Entity pursuant to an assignment or sublease made in accordance with Section 10.4 or its assignee pursuant to an Ownership Transfer made in accordance with Section 10.5, unless Landlord has consented to Tenant’s Signage Assignment to a Permitted Transferee in accordance with this Article XIII. If any prohibited sign, advertisement or notice is nevertheless exhibited by Tenant, Landlord shall have the right to remove the same, and Tenant shall pay upon demand any and all expenses incurred by Landlord in such removal, together with interest thereon at the Default Rate from the demand date.

XIV.    RIGHT OF ENTRY

Tenant shall permit Landlord or its Agents to enter the Premises without charge therefor to Landlord and without diminution of Rent or claim of constructive eviction: (i) to clean, inspect and protect the Premises and the Project and to satisfy Landlord’s obligations under this Lease, the

Declaration or applicable laws, ordinances or governmental requirements; (ii) to make such alterations and repairs to the Premises or any portion of the Building, including other tenants’ premises, which Landlord determines to be reasonably necessary; (iii) to exhibit the same to prospective purchaser(s) of the Building or the Project or to present or future Mortgagees; or (iv) to exhibit the same to prospective tenants during the last 12 months of the Term. Landlord will endeavor to minimize, as reasonably practicable, any interference with Tenant’s business and shall provide Tenant with at least 24 hours’ prior notice of entry into the Premises (which may be given verbally or by e-mail), except in the event of an apparent emergency condition arising within or affecting the Premises that endangers or threatens to endanger property or the safety of individuals (an “Emergency”). Except in the case of Emergency, as a condition to Landlord’s entry into the Premises: (i) Tenant shall have the right to have a representative of Tenant accompany Landlord or its Agents on any entry into the Premises, if such representative is reasonably made available to Landlord; (ii) Landlord and its Agents shall reasonably cooperate with Tenant’s commercially reasonable security protocols in connection with entry into the Premises, so long as the same have been delivered to Landlord in writing prior to such entry and so long as any such protocols that are ongoing and capable of remaining in place for future entry do not have to be repeated in connection with Landlord’s subsequent entry; and (iii) Tenant may limit Landlord and its Agents from accessing sensitive or secured areas of the Premises reasonably designated as to size and location in advance by Tenant, unless such limitation would prevent Landlord from satisfying its obligations under this Lease, the Declaration or applicable laws, ordinances or governmental requirements.

XV.    INSURANCE

15.1    Certain Insurance Risks. Tenant will not do or permit to be done any act or thing upon the Premises or the Project which would: (i) jeopardize or be in conflict with fire insurance policies covering the Project, and fixtures and property in the Project; or (ii) increase the rate of fire insurance applicable to the Project to an amount higher than it otherwise would be for general office use of the Project; or (iii) subject Landlord to any liability or responsibility for injury to any person or persons or to property by reason of any business or operation being conducted upon the Premises.

15.2    Landlord’s Insurance. At all times during the Term, Landlord will carry and maintain with reputable insurers:

(a)    Fire and extended coverage insurance covering the Building, its equipment and common area furnishings, and leasehold improvements in the Premises to the extent of any initial build out of the Premises by Landlord (excluding the Tenant Work and any Alterations) in an amount equal to the full replacement cost thereof;

(b)    Bodily injury and property damage insurance; and

(c)    Such other insurance as Landlord reasonably determines from time to time but generally consistent with the types and amounts of insurance carried by prudent owners of comparable buildings in the San Jose, California area.

The insurance coverages and amounts in this Section 15.2 will be determined by Landlord in the exercise of its reasonable discretion.

15.3    Tenant’s Insurance. On or before the earlier to occur of (i) the Commencement Date or (ii) the date Tenant commences any work of any type in the Premises pursuant to this Lease (which may be prior to the Commencement Date) and continuing throughout the Term, Tenant will carry and maintain, at Tenant’s expense, the following insurance, in the minimum amounts specified below or such other amounts as Landlord may from time to time reasonably request, with insurance companies and on forms reasonably satisfactory to Landlord:

(a)    Commercial general liability insurance, with a combined single occurrence limit and aggregate of not less than $1,000,000. AH such insurance will be on an occurrence ISO form including without limitation, bodily injury, property damage, personal injury, advertising injury, products and completed operations liability, contractual liability coverage for the performance by Tenant of the indemnity agreements set forth in this Lease and must include coverage for any claims arising from any dogs brought onto the Project by any of Tenant’s Agents;

(b)    A policy of cause of loss-specialty property insurance coverage at least equal to ISO Special Form Causes of Loss and covering all of Tenant’s furniture and fixtures, machinery, equipment, stock and any other personal property owned and used in Tenant’s business and found in, on or about the Project, and any leasehold improvements to the Premises in excess of any initial buildout of the Premises by Landlord, in an amount not less than the full replacement cost;

(c)    Worker’s compensation insurance insuring against and satisfying Tenant’s obligations and liabilities under the worker’s compensation laws of the state in which the Premises are located, including employer’s liability insurance in the limit of $1,000,000 aggregate;

(d)    If Tenant operates owned, hired, or non-owned vehicles on the Project, comprehensive automobile liability will be carried at a limit of liability not less than $1,000,000 combined bodily injury and property damage;

(e)    Umbrella liability insurance in excess of the underlying coverage listed in paragraphs (a), (c), and (d) above, with limits of not less than $4,000,000 per occurrence/$4,000,000 aggregate;

(f)    Intentionally Deleted; and

(g)    All insurance required under this Section 15.3 shall be issued by such good and reputable insurance companies qualified to do and doing business in the state in which the Premises are located and having a policyholder rating of not less than “A” and a financial rating of “VIII” in the most current copy of Best’s Insurance Report in the form customary to this locality.

15.4    Forms of the Policies. Landlord and its affiliates, Landlord’s management company, Landlord’s Mortgagee (as defined in Article XXI), and such other parties as Landlord shall designate to Tenant who have an insurable interest in the Premises or Project shall: (i) be named as additional insureds with respect to the coverages provided for under Section 15.3(a), (d) and (e), (ii) have waiver of subrogation rights with respect to the coverages provided for under

Section 15.3 (a), (c), (d) and (e), and (ii) be named as loss payees as their interest may appear with respect to the coverage provided under Section 15.3 (b). Certificates of insurance together with any endorsements providing the required coverage will be delivered to Landlord prior to Tenant’s occupancy of the Premises and from time to time, as applicable, not more than 15 days after renewal (or replacement) after expiration of the term, not more than 15 days after material change or reduction in coverage, or not less than 15 days prior to cancellation or other termination thereof. All commercial general liability and property policies (including any umbrella policies in excess of such policies) herein required to be maintained by Tenant will be written as primary policies, not contributing with and not supplemental to the coverage that Landlord may carry. Commercial general liability insurance required to be maintained by Tenant by this Article XV will not be subject to a deductible or any self-insured retention in excess of $1,000,000.00.

15.5    Waiver of Subrogation. Landlord and Tenant each releases, discharges and waives and shall cause their respective insurance carriers to waive any and all rights to recover against the other or against the Agents of such other party and, in the case of Tenant’s waiver, Landlord’s affiliates, management company, and Mortgagee, for any loss or damage to such waiving party (including deductible amounts and self-insured retention) arising from any cause covered by any property insurance required to be carried by such party pursuant to this Article XV or any other property insurance actually carried by such party to the extent of the limits of such policy. Tenant agrees to cause all other occupants of the Premises claiming by, under or through Tenant, to execute and deliver to Landlord and its affiliates, Landlord’s management company, and Landlord’s Mortgagee such a release, discharge and waiver of claims and to obtain such waiver of subrogation rights endorsements.

15.6    Adequacy of Coverage. Landlord makes no representation that the limits of liability specified to be carried by Tenant pursuant to this Article XV are adequate to protect Tenant and Tenant should obtain such additional insurance or increased liability limits as Tenant deems appropriate. Furthermore, in no way does the insurance required herein limit the liability of Tenant assumed elsewhere in this Lease.

XVI.    SERVICES AND UTILITIES

16.1    Ordinary Services to the Premises. Landlord shall furnish to the Premises throughout the Term so long as the Premises are occupied: (i) heating, ventilation, and air conditioning (“HVAC”) appropriate for the Permitted Use during Normal Business Hours (as defined in the Rules and Regulations), except for legal holidays observed by the federal government; (ii) trash removal from the Premises; (iii) reasonable use of all existing basic intra-Building and/or Project telephone and network cabling; (iv) hot and cold water from points of supply; (v) Common Area restrooms; (vi) elevator service, provided that Landlord shall have the right to remove such elevators from service as may reasonably be required for moving freight or for servicing or maintaining the elevators or the Building, provided, further that at all times at least two elevators will be operational and available for use by Tenant; and (vii) proper facilities to furnish sufficient electrical power for Building standard lighting, facsimile machines, personal computers, printers, copiers and other customary business equipment, but not including electricity and air conditioning units required for equipment of Tenant that is in excess of Building standard. The cost of all services provided by Landlord hereunder shall be included within Operating Expenses, unless charged directly (and not as a part of Operating Expenses) to Tenant or another tenant of the Project. Landlord may establish reasonable measures to conserve energy and water.

16.2    Additional Services. Should Tenant desire, or Landlord determine it necessary to provide, any additional services beyond those described in Section 16.1, or a rendition of any of such services outside the normal times for providing such service or in excess of standard services, including, without limitation, excess janitorial or pest control services in connection with Tenant’s exercise of its rights under the Dog Visitation Policy, Landlord may (at Landlord’s option), upon reasonable advance notice from Tenant to Landlord, furnish such services, and Tenant agrees to pay Landlord upon demand Landlord’s additional documented expenses resulting therefrom. Landlord may, from time to time during the Term, set a charge for such additional services, or a per hour charge for additional or after hours service which shall include the utility, service, labor, and administrative costs and a cost for depreciation of the equipment used to provide such additional or after hours service.

16.3    Interruption of Services. Landlord will not be liable to Tenant or any other person for direct or consequential damages (including, without limitation, damages to persons or property or for injury to, or interruption of, business), Tenant shall not be entitled to any abatement or reduction of rent except as expressly set forth in this Section 16.3, nor shall a constructive eviction exist or shall Tenant be released from any of Tenant’s obligations under this Lease (i) for any failure to supply any heat, air conditioning, elevator, cleaning, lighting or security or for any surges or interruptions of electricity, telecommunications or other service Landlord has agreed to supply during any period when Landlord uses reasonable diligence to supply such services; (ii) as a result of the admission to or exclusion from the Building or Project of any person; or (iii) for any discontinuance permitted under this Article XVI. Landlord reserves the right temporarily to discontinue the services set forth in the foregoing sentence, or any of them, at such times as may be necessary by reason of accident, repairs, alterations or improvement, strikes, lockouts, riots, acts of God, governmental preemption in connection with a national or local emergency, any rule, order or regulation of any governmental agency, conditions of supply and demand which make any product unavailable, Landlord’s compliance with any mandatory or voluntary governmental energy conservation or environmental protection program, or any other happening beyond the control of Landlord. In the event of invasion, mob, riot, public excitement or other circumstances rendering such action advisable in Landlord’s reasonable opinion, Landlord will have the right to prevent access to the Building or Project during the continuance of the same by such means as Landlord, in its reasonable discretion may deem appropriate, including, without limitation, locking doors and closing Parking Facilities and the Common Areas. Notwithstanding the foregoing, in the event of any failure to furnish, or any stoppage of, the specified services set forth in this Section 16.3 for a period in excess of five consecutive days, and if: (a) such interruption is restricted to the Building and is not a neighborhood blackout or caused by an Event of Force Majeure; (b) such failure to furnish or stoppage is caused by the negligence or willful misconduct of Landlord or by the failure of Landlord to commence and diligently pursue repairs for which Landlord is responsible under this Lease; (c) such interruption results in the Premises, or any portion thereof in excess of 25% of the Rentable Square Feet of the Premises, becoming untenantable; and (d) Tenant actually ceases to occupy the Premises, or any untenantable portion of the Premises, as a result thereof, Tenant shall be entitled to an abatement of Rent in proportion to the area rendered untenantable and that is unoccupied, which abatement shall commence on the sixth day (and shall not be retroactive) and shall continue for the remainder of the period of such failure to furnish or stoppage of such specified services. As used in this Section 16.3, the specified services are electricity, water, natural gas and sewer service. If Tenant vacates the entire Premises due to such failure to furnish or stoppage of such specified services and more than fifty percent (50%) of the Premises is untenantable in a manner that allows Tenant to abate Rent under this Section 16.3, (1) Tenant will be entitled to deem one hundred percent (100%) of the Premises to be untenantable and (2) if such conditions that permit Rent abatement described in this Section 16.3 for such failure continue for more than two hundred forty (240) consecutive days, Tenant shall have the right to terminate this Lease by providing written notice to Landlord, such termination to be effective within five (5) Business Days of delivery of such notice.

16.4    Meters; Lighting Maintenance. The Premises shall be submetered as of the Commencement Date to measure Tenant’s usage of gas and electricity in the Premises. Landlord shall bill to Tenant directly as Additional Rent the charges for submetered gas and electricity usage in the Premises and charges for other Project utilities that Landlord reasonably allocates to Tenant based on such submetered gas and electricity usage. In addition, Landlord reserves the right to perform the Lighting Maintenance and to separately meter or monitor other utility services provided to the Premises, at Tenant’s expense, and bill the charges directly to Tenant, or to separately meter or monitor any other tenant and bill the charges directly to such tenant and to make appropriate adjustments to the Operating Expenses based on the meter charges. Tenant shall pay the charges Landlord bills to Tenant pursuant to this Section 16.4 within 30 days after receipt of Landlord’s invoice.

16.5    Telephone and Other Utility Charges. All telephone and other utility service used by Tenant in the Premises shall be paid for directly by Tenant except to the extent the cost of same is included within Operating Expenses or billed to Tenant pursuant to Article XVI.

16.6    Amenities. Landlord desires to offer certain amenities (“Amenities”), which are available only to the tenants of the Phase II Buildings, subject to the terms of Article II, and as of the Date of Lease include: (a) a café, pub, and the barbeque area (as shown as “BBQ” on Exhibit G-l) which are located on the ground floor and patio area of the Amenity Building; (b) a fitness/health club facility, which is located on the second floor of the Amenity Building; (c) a putting green and recreation area, which is located on the roof of the Amenity Building; (d) the Stage, Entertainment Center, Orchard and Gaming Tables located in the Phase II Common Area; and (e) a bike room. Landlord also desires to offer a shuttle service to and from the Project and the Bart, Caltrain and light rail mass transit service locations (“Shuttle Service”), which Shuttle Service may be made available, at Landlord’s option, to other tenants of the Project in addition to the tenants of the Phase II Buildings. Tenant shall have the general and nonexclusive right, together with Landlord, the owner of Building 3 and the other tenants and occupants of the Building and Building 3, to use such Amenities and the Shuttle Service subject to (i) the terms and conditions of this Lease, and (ii) the Rules and Regulations and any rules and regulations that Landlord, the owner of Building 3 and Landlord’s independent operators may impose governing the hours, access to and use of the Amenities; provided, however, if the Shuttle Service is made available to other tenants of the Project, then Tenant shall have the general and nonexclusive right, together with Landlord, the other owners and the other tenants of the Project, to use the Shuttle Service. Landlord reserves the right to delegate the operation of the Shuttle Service and the Amenities to one or more independent operators (each an “Operator”). Landlord agrees that Tenant will be entitled to reserve the Amenity Building roof, the Amenity Building café, the

Amenity Building pub, the Entertainment Center, and the Stage (collectively, the “Reservation Amenities” and, each a “Reservation Amenity”) for Tenant’s exclusive use from time to time upon request to Landlord, which request shall set forth the dates, times and reason for such reservation. Landlord shall maintain an electronic calendar that permits Tenant, the tenants of the Building and the tenants of Building 3 to determine the dates available for such reservations and to make such reservations by selecting the available dates and times and entering the Reservation Amenity subject to the reservation and a description of the purpose of the reservation. The Reservation Amenities will be available for reservation on a first-come, first-served basis (except as provided in this Section 16.6), with the following limitations, (A) the reservation of the Amenity Building café or the Amenity Building pub (or both) shall be limited to 3:00 pm - 10:00 pm Monday through Friday, excluding Building holidays; and (B) the reservation of the Amenity Building roof, the Entertainment Center and the Stage shall be limited to 6:00 am - 10:00 pm Monday through Friday, excluding Building holidays and 7:00 am - 10:00 pm on weekends and Building holidays. Notwithstanding the foregoing, if Tenant requests a reservation of the Stage, the Entertainment Center, or a Reservation Amenity in the Amenity Building more than 12 times per year, collectively, then such reservation will be subject to the written consent to such reservation by the tenants of the Building and Building 3, which Landlord shall request from such tenants and exercise commercially reasonable efforts to obtain. By reserving a Reservation Amenity, Tenant acknowledges and agrees that (1) Landlord may require that Tenant execute Landlord’s commercially reasonable form of license agreement if Landlord reasonably determines appropriate due to Tenant’s purpose for reserving the Reservation Amenity, (2) Tenant shall be responsible, at Tenant’s sole cost and expense, in connection with its use of the Reservation Amenity and for Tenant’s set-up, takedown, security and cleanup, including, without limitation, the removal of all debris, litter, trash, and other materials left by Tenant or Tenant’s Agents in or about such Reservation Amenity, (3) Tenant shall return such Reservation Amenity to its condition immediately prior to Tenant’s use of such Reservation Amenity, (4) Tenant shall pay to Landlord within 30 days after Landlord’s delivery of a reasonably documented invoice for any costs and expenses incurred by Landlord and Landlord’s Agents in connection with Tenant’s failure to comply with the foregoing obligations, including, without limitation, for costs for extra janitorial, trash removal, repairs or maintenance, and (5) if Tenant desires services for food, beverage, valet, recreation, planning, programming, activities or any other purpose in connection with its reservation of any Reservation Amenity, then Tenant shall be responsible for contracting, at Tenant’s sole cost and expense, for such services directly with an Operator or a separate reputable vendor approved by Landlord, maintaining all licenses required under applicable laws, statutes, ordinances and governmental rules, regulations or requirements for providing such services, and providing proof of worker’s compensation insurance, commercial general liability insurance and any other insurance requested by Landlord in such amounts and meeting such requirements as reasonably requested by Landlord.

16.7    Roof Access. Subject to the terms of this Section 16.7, Tenant may during the Term install as an Alteration in accordance with Section 12.3, operate, maintain and use on the roof of the Building, in connection with Tenant’s use of the Premises supplemental HVAC equipment and associated Cabling and connections (collectively, “Rooftop Installations”). All costs and expenses associated with the design, fabrication, engineering, permitting, installation, screening, maintenance, repair and removal of the Rooftop Installations shall be borne solely by Tenant. Prior to Tenant’s installation of any Rooftop Installations, Tenant and Landlord shall execute a license agreement in substantially the form attached as Exhibit I (“License Agreement

(Rooftop Installations)”). Further, as a condition to Tenant’s installation of any Rooftop Installations, Tenant shall comply with Article XII of this Lease in connection with the installation of the Rooftop Installations and perform and complete any work pursuant to the License Agreement (Rooftop Installations) in accordance with Article XII of the Lease and such License Agreement (Generator). Unless and until Landlord and Tenant have executed such License Agreement (Rooftop Installations) or unless otherwise accompanied by Landlord, Tenant shall not have the right to access the roof of the Building. Further, Tenant shall not perform work on, or make any modifications to, the roof of the Building, without Landlord’s prior consent, unless expressly permitted by such License Agreement (Rooftop Installations).

16.8    Emergency Generator. Subject to the terms of this Section 16.8, Tenant may during the Term, install as an Alteration in accordance with Section 12.3, maintain, operate and use an emergency generator and associated equipment, connections and Cabling (collectively, the “Generator Facilities”) for the sole purpose of providing back-up power for the Premises (and not for the use of any other tenant in the Building) during a power outage in the Premises; provided that (a) Landlord and Tenant execute a license agreement (“License Agreement (Generator)”) in substantially the form of the License Agreement (Rooftop Installations), with mutually acceptable modifications consistent with this Section 16.8; (b) Tenant complies with, and performs and completes any work performed pursuant to the License Agreement (Generator) in accordance with the License Agreement (Generator) and this Lease, including, without limitation, Article XII; (c) Tenant pays associated Additional Rent as provided in Section 16.2 of this Lease for any excess electricity use; and (d) such Generator Facilities are installed in the location identified on Exhibit J. Notwithstanding anything to the contrary in this Section 16.8, Landlord and Tenant shall cooperate to agree to modifications to the License Agreement (Rooftop Installations) reasonably requested by the other party and as necessary to take into account the type of Generator Facilities to be installed pursuant to such License Agreement (Generator) and the location thereof; provided that the License Agreement (Generator) shall provide, in any event, that (i) the installation of the Generator Facilities pursuant thereto shall be at Tenant’s sole cost and expense and shall be subject to Landlord’s reasonable approval of plans, specifications, location, method of installation, shielding, type of generator to be installed, manner of placement and manner of connection to the electrical system serving the Premises; (ii) Tenant shall be responsible for restoring and repairing any damage caused by the installation, use, maintenance or removal of such Generator Facilities (or reimbursing Landlord for the cost thereof); and (iii) if the Landlord requires the removal of the Generator Facilities, the Generator Facilities shall be removed by Tenant, at its sole cost and expense, before the expiration of the Term or earlier termination of the License in accordance with Section 12.3 and Section 22.1 of this Lease. In addition to Tenant’s obligations under the License Agreement (Generator), Tenant’s rights under this Section 16.8 are conditioned on Tenant’s compliance, at its sole cost and expense, with the following:

(A)

Tenant shall maintain, repair, operate, use and remove the Generator Facilities in compliance with all applicable laws, ordinances, rules and regulations and with the Rules and Regulations. If governmentally required, Tenant shall file all necessary permits, registrations, plans and documents with the Environmental Protection Agency (“EPA”) and appropriate agencies of the State of California in connection with the installation, maintenance, repair, operation, use and removal of the Generator Facilities. Further, Tenant shall comply with any and all applicable rules, regulations and requirements which are imposed by the EPA and such agencies in connection with the installation, maintenance, repair, operation, use and removal of the Generator Facilities.

(B)

Tenant shall maintain and repair the Generator Facilities in good working order and condition. Accordingly, Tenant shall enter into and maintain from and after the date of installation of the Generator Facilities and throughout the term of the Lease one or more regularly scheduled preventative maintenance/service contracts, consistent with any applicable manufacturer’s specifications for the Generator Facilities and with one or more maintenance contractors reasonably acceptable to Landlord. Tenant’s service contracts shall include all services recommended by the Generator Facilities manufacturer within any applicable operation/maintenance manual and shall become effective on or before the date of installation of the Generator Facilities. Within five (5) business days after Landlord’s request (or immediately if Tenant is in default under this Section 16.8), Tenant shall deliver to Landlord copies of such service contracts and any renewals or replacements. Alternatively, and subject to Landlord’s prior approval (such approval not to be unreasonably withheld, conditioned or delayed), Tenant may perform some or all of the services required under the above-described preventative maintenance/service contracts with Tenant’s own qualified maintenance personnel. Tenant will make its records of such work available to Landlord for inspection, with timely and detailed entries in those logs so that the logs at all times accurately reflect, in commercially reasonable detail, the maintenance activity performed with respect to the Generator Facilities. Landlord or its employees and agent’s may inspect and copy such logs at any reasonable time and upon reasonable notice.

Landlord shall have the right to inspect the Generator Facilities upon reasonable prior notice to Tenant in order to verify compliance with this Section 16.8 and the License Agreement (Generator). If such inspections reveal any deviation from the requirements of this Section 16.8 or the License Agreement (Generator), Landlord may, in addition to any other rights and remedies under the Lease, require that Tenant immediately remedy such non-compliance or, if Tenant fails to so remedy such non-compliance, remove the Generator Facilities in accordance with this Section 16.8 and the License Agreement (Generator). Tenant shall have the right, in its sole discretion, to remove in accordance with the requirements of this Section 16.8 or discontinue its use of the Generator Facilities at any time; provided, however, if Tenant discontinues use of the Generator Facilities for more than 30 consecutive days, then Landlord shall have the right to require removal upon 30 days’ notice to Tenant and Tenant’s right to remove the Generator Facilities as provided in this Section 16.8 shall not affect Landlord’s right to require removal before the expiration of the Term or earlier termination of the License.

16.9    Additional Conduits. Subject to the terms of this Section 16.9, Tenant may during the Term, at Tenant’s sole cost and expense, install as an Alteration in accordance with Section 12.3 and use additional conduit in the Building in connection with Tenant’s use of the Premises. As a condition to Tenant’s installation of such conduit, Tenant shall comply with Article XII of this Lease in connection with such installation and perform and complete any associated work in accordance with Article XII of the Lease and any conditions to Landlord’s approval pursuant thereto; provided, however, that Landlord acknowledges and agrees that Tenant shall not be required to remove such additional conduit at the expiration of the Term or earlier termination of this Lease.

XVII.    INDEMNIFICATION AND LIABILITY OF LANDLORD

17.1    Tenant’s Indemnification. Except as otherwise provided in this Section 17.1 and in Section 17.2 and subject to the waiver of subrogation set forth in Section 15.5, Tenant will neither hold nor attempt to hold Landlord, its affiliates, their respective Agents or Mortgagee liable for, and Tenant will indemnify, hold harmless and defend (with counsel reasonably acceptable to Landlord) Landlord, its affiliates, their respective Agents and Mortgagee, from and against, any and all Claims incurred In connection with or arising from (i) the use or occupancy or manner of use or occupancy of the Premises, or the use of Common Areas, by Tenant or its Agents; (ii) any activity, work or thing done, permitted or suffered by Tenant or its Agents in or about the Premises or done by Tenant or its Agents in or about the Project; (iii) any acts, omissions or negligence of Tenant or its Agents in or about the Premises or the Project; (iv) any breach, violation or nonperformance by Tenant, or violation by Tenant’s Agents, of any term, covenant or provision of this Lease or any law, ordinance or governmental requirement of any kind; (v) any injury or damage to the person, property or business of Tenant or its Agents, including, without limitation, to vehicles (or the contents thereof) of Tenant or Tenant’s Agent’s that are parked in the Parking Facilities, whether incurred in connection with the removal of any vehicles of Tenant or its Agents that are parked in violation of this Lease, the Rules and Regulations or otherwise; and (vi) arising in connection with the exercise by Tenant or Tenant’s Agents of the rights granted to Tenant’s employees in connection with the Dog Visitation Policy. Notwithstanding the foregoing, Tenant’s indemnities and hold harmless agreements set forth in this Section 17.1 shall not apply to the extent that the Claim is caused by the negligence or willful misconduct of Landlord.

17.2    Landlord’s Indemnification. Except as otherwise provided in this Section 17.2 and in Section 17.1 and except to the extent caused by the negligence or willful misconduct of Tenant or Tenant’s Agents, but subject to the waivers in Section 15.5, Landlord will neither hold nor attempt to hold Tenant or its Agents liable for, and Landlord will indemnify, hold harmless and defend (with counsel reasonably acceptable to Tenant) Tenant and its Agents from and against, any and all Claims to the extent incurred in connection with or arising from (i) acts or omissions of Landlord or Landlord’s Agents with respect to the performance of Landlord’s maintenance, repair, restoration and replacement obligations under this Lease constituting negligence or willful misconduct of Landlord or Landlord’s Agents and (ii) any other acts or omissions of Landlord or Landlord’s Agents constituting gross negligence or willful misconduct of Landlord or Landlord’s Agents.

17.3    Waiver and Release. Except to the extent caused by the gross negligence or willful misconduct of Landlord and its Agents, Tenant covenants and agrees that Landlord, its affiliates, their respective Agents and Mortgagee will not at any time or to any extent whatsoever be liable, responsible or in any way accountable for any loss, injury, death or damage (including consequential damages) to persons, property or Tenant’s business occasioned by (i) subject to Section 17.2, any act or omission of Landlord, its affiliates, or their respective Agents; (ii) any acts or omissions, including theft, of or by any other tenant, occupant or visitor of the Project; (iii) any casualty, explosion, falling plaster or other masonry or glass, steam, gas, electricity, water or rain which may leak from any part of the Building or any other portion of the Project or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other place, or resulting from dampness; or (iv) the parking of vehicles by Tenant or Tenant’s Agents in the Parking Facilities, including, without limitation, when incurred in connection with the removal of any vehicles of Tenant or its Agents that are parked in violation of this Lease or the Rules and Regulations or otherwise. Tenant agrees to give prompt notice to Landlord upon the occurrence of any of the events set forth in this Section 17.3 or of defects in the Premises or the Building, or in the fixtures or equipment.

17.4    Survival. The covenants, agreements and indemnification obligations under this Article XVII will survive the expiration or earlier termination of this Lease. Tenant’s covenants, agreements and indemnification obligations are not intended to and will not relieve any insurance carrier of its obligations under policies required to be carried by Tenant pursuant to the provisions of this Lease.

XVIII.    RULES AND REGULATIONS

Tenant and its Agents shall at all times abide by and observe the Rules and Regulations set forth in Exhibit C and any amendments thereto that may reasonably be promulgated in a nondiscriminatory manner from time to time by Landlord, with 14 days’ prior written notice of any such amendments, for the operation and maintenance of the Building, the Common Area and the Project and the Rules and Regulations shall be deemed to be covenants of this Lease to be performed and/or observed by Tenant. Nothing contained in this Lease shall be construed to impose upon Landlord any duty or obligation to enforce the Rules and Regulations, or the terms or provisions contained in any other lease, against any other tenant of the Project; provided, however, that Landlord agrees to apply the Rules and Regulations on a non-discriminatory basis with respect to Tenant and all other tenants of the Project. Landlord shall not be liable to Tenant for any violation by any party of the Rules and Regulations or the terms of any other Project lease. If there is any inconsistency between this Lease (other than Exhibit C) and the then current Rules and Regulations, this Lease shall govern.

XIX.    DAMAGE: CONDEMNATION

19.1    Damage to the Premises. (a) If the Premises or the Building shall be damaged by fire or other casualty, Landlord shall diligently and as soon as practicable after such damage occurs (taking into account the time necessary to effect a satisfactory settlement with any insurance company involved) repair such damage at the expense of Landlord; provided, however, that Landlord’s obligation to repair such damage shall not exceed the proceeds of insurance available to Landlord (reduced by any proceeds retained pursuant to the rights of Mortgagee). Notwithstanding the foregoing, if the Premises or the Building are damaged by fire or other casualty to such an extent that, in Landlord’s reasonable judgment, the damage cannot be substantially repaired within 240 days after the date of such damage, or if the Premises are substantially damaged during the last Lease Year, then: (i) Landlord may terminate this Lease as of the date of such damage by written notice to Tenant; or (ii) Tenant may terminate this Lease as of the date of such damage by written notice to Landlord within 10 days after (a) Landlord’s delivery of a notice that the repairs cannot be made within such 240-day period (Landlord shall use reasonable efforts to deliver to Tenant such notice within 45 days of the date of such damage or casualty); or (b) the date of damage, in the event the damage occurs during the last year of this Lease. Without limitation to the foregoing, if the Premises or the Building are damaged by fire or other casualty and Landlord’s reasonable estimate of the cost to repair such damage exceeds the proceeds of insurance available to Landlord (reduced by any proceeds retained pursuant to the rights of Mortgagee) or no such proceeds are available to Landlord, then Landlord shall not be obligated to incur expenses in excess of such insurance proceeds to repair such damage and may terminate this Lease as of the date of such damage by written notice to Tenant. Rent shall be apportioned and paid to the date of such damage.

(b)    During the period that Tenant is deprived of the use of the damaged portion of the Premises, Basic Rent, Amenity Building Rent and Tenant’s Proportionate Share shall be reduced by the ratio that the Rentable Square Footage of the Premises damaged bears to the total Rentable Square Footage of the Premises before such damage; provided, however, that if more than fifty percent (50%) of the Premises or if access to the Premises is unusable in a manner that allows Tenant to abate Basic Rent, Operating Expense Rental and Real Estate Tax Rental under this Section 19.1(b), Tenant will be entitled to deem one hundred percent (100%) of the Premises to be unusable and receive a full abatement of Rent if Tenant vacates the entire Premises due to such casualty damage. All injury or damage to the Premises or the Project resulting from the gross negligence or willful misconduct of Tenant or its Agents shall be repaired by Landlord, at Tenant’s expense, subject to the waivers in Section 15.5, and Rent shall not abate nor shall Tenant be entitled to terminate this Lease. Notwithstanding anything herein to the contrary, Landlord shall not be required to rebuild, replace, or repair any of the following: (i) specialized Tenant improvements as reasonably determined by Landlord; (ii) Alterations; (iii) Tenant Work; or (iv) personal property of Tenant. Tenant, as a material inducement to Landlord entering into this Lease, irrevocably waives and releases Tenant’s rights under California Civil Code Section 1932(2) and 1933(4) and agrees that in the event of any casualty, the terms of this Lease shall govern.

(c)    If the Amenity Building shall be damaged by fire or other casualty, then to the extent that the Amenity Building Rent is not already subject to abatement under Section 19.1(b), the Amenity Building Rent shall be reduced during the period that Tenant is deprived of the use of Amenities of the Amenity Building by the ratio that the Rentable Square Footage of the Amenity Building damaged bears to the total Rentable Square Footage of the Amenity Building before such damage; provided, however if the injury or damage to the Amenity Building results from the gross negligence or willful misconduct of Tenant or its Agents, then the Amenity Building Rent shall not abate.

19.2    Condemnation. If (a) 10% or more of the Building or (b) any portion of the Building or Land shall be taken or condemned by any governmental authority for any public or quasi-public use or purpose (including, without limitation, sale under threat of such a taking), and (i) Tenant will no longer have access to the Building or the Parking Facilities or (ii) the Parking Facilities will no longer have sufficient parking spaces to comply with applicable zoning codes (each a, “Material Taking”), then Landlord or Tenant shall have the right to terminate this Lease by delivering written notice of such termination to the other party, in which event the Term shall cease and terminate as of the date when title vests in such governmental or quasi-governmental authority, and Rent shall be prorated to the date when title vests in such governmental or quasi-governmental authority; provided that, if Landlord terminates this Lease in connection with a Material Taking, then Landlord shall terminate all other similarly situation leases in the Building.

If a portion of the Building or the Land is taken or condemned by any governmental or quasi-governmental authority for any public or quasi-public use or purpose (including, without limitation, sale under threat of such a taking), but such taking does not result in a Material Taking, Basic Rent, the Amenity Building Rent and Tenant’s Proportionate Share shall be reduced by the ratio that the Rentable Square Footage of the portion of the Premises so taken bears to the Rentable Square Footage of the Premises before such taking, effective as of the date when title vests in such governmental or quasi-governmental authority, and this Lease shall otherwise continue in full force and effect. If a portion of the Amenity Building is taken or condemned by any governmental or quasigovernmental authority for any public or quasi-public use or purpose (including, without limitation, sale under threat of such a taking), but such taking does not occur in connection with a Material Taking in connection with which Landlord or Tenant terminates this Lease, then to the extent that the Amenity Building Rent is not already subject to reduction under this Section 19.2, the Amenity Building Rent shall be reduced by the ratio that the Rentable Square Footage of the portion of the Amenity Building so taken bears to the Rentable Square Footage of the Amenity Building before such taking, effective as of the date when title vests in such governmental or quasi-governmental authority, and this Lease shall otherwise continue in full force and effect. Tenant shall have no claim against Landlord (or otherwise) as a result of such taking, and Tenant hereby agrees to make no claim against the condemning authority for any portion of the amount that may be awarded as compensation or damages as a result of such taking; provided, however, that Tenant may, to the extent allowed by law, claim an award for moving expenses and for the taking of any of Tenant’s property (other than its leasehold interest in the Premises) which does not, under the terms of this Lease, become the property of Landlord at the termination hereof, as long as such claim is separate and distinct from any claim of Landlord and does not diminish Landlord’s award. Tenant hereby assigns to Landlord any right and interest it may have in any award for its leasehold interest in the Premises. This Section 19.2 shall be Tenant’s sole and exclusive remedy in the event of a taking or condemnation. Tenant hereby waives the benefit of California Code of Civil Procedure Section 1265.130.

XX.    DEFAULT

20.1    Events of Default by Tenant. Each of the following shall constitute an Event of Default: (i) Tenant fails to pay Rent within five (5) business days after notice from Landlord; provided that no such notice shall be required if at least two such notices shall have been given during the previous 12 months; (ii) Tenant fails to observe or perform any other term, condition or covenant herein binding upon or obligating Tenant within 30 days after notice from Landlord; provided, however, that if such failure cannot reasonably be cured within such 30-day period, then such period to cure the default shall be extended for up to an additional 60 days provided Tenant has commenced to cure the default within the 30-day period and diligently pursues such cure to completion (notwithstanding the foregoing, if Landlord provides Tenant with notice of Tenant’s failure to observe or perform any term, condition or covenant under this Subsection (ii) on two or more occasions during any 12 month period, then Tenant’s subsequent violation of the same term, condition or covenant shall, at Landlord’s option, be deemed an Event of Default immediately upon the occurrence of such failure, regardless of whether Landlord provides Tenant notice, or Tenant has commenced the cure of the same); (iii) Tenant fails to pay Rent when due and abandons or vacates the Premises or fails to take occupancy of the Premises within 90 days after the Commencement Date; (iv) Tenant fails to execute and return a SNDA (as defined in Article XXI) or estoppel within the time periods provided for in Article XXI or Section 24.4 and such failure continues after the expiration of five (5) business days after Landlord has delivered to Tenant notice stating in bold letters in the re: line that “THIS IS A NOTICE OF DEFAULT RELATING TO TENANT’S FAILURE TO RETURN A DOCUMENT PURSUANT TO TENANT’S LEASE AT 6220 AMERICA CENTER DRIVE, SAN JOSE CALIFORNIA”; (v) Tenant or any Guarantor makes or consents to a general assignment for the benefit of creditors or a common law composition of creditors, or a receiver of the Premises for all or substantially all of Tenant’s or Guarantor’s assets is appointed; (vi) Tenant or Guarantor hereafter files a voluntary petition in any bankruptcy or insolvency proceeding, or an involuntary petition in any bankruptcy or insolvency proceeding is filed against Tenant or Guarantor and is not discharged by Tenant or Guarantor within 60 days; or (vii) Tenant fails to immediately after Landlord’s delivery of notice to Tenant remedy or discontinue any hazardous conditions which Tenant has created or permitted in violation of law or of this Lease. Any such notices required under this Section 20.1 shall be in satisfaction of, and not in addition to, any notice required under Sections 1161(2) or (3), as the case may be, of the California Code of Civil Procedure. Any notice periods provided for under this Section 20.1 shall run concurrently with any statutory notice periods and any notice given hereunder may be given simultaneously with or incorporated into any such statutory notice.

20.2    Landlord’s Remedies. Upon the occurrence of an Event of Default, Landlord, at its option, without further notice or demand to Tenant, may, in addition to all other rights and remedies provided in this Lease, at law or in equity, elect one or more of the following remedies:

(a)    Terminate this Lease, in which event Tenant shall immediately surrender possession of the Premises to Landlord, and Landlord shall have all the rights and remedies of a landlord provided by California Civil Code Section 1951.2, and in addition to any other rights and remedies Landlord may have, Landlord shall be entitled to recover from Tenant:

(i)    the worth at the time of award of the unpaid Rent which had been earned at the time of termination; plus

(ii)    the worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

(iii)    the worth at the time of award of the amount by which the unpaid Rent for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

(iv)    Any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant’s failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, the costs and expenses (including attorneys’ fees, whether in-house or outside counsel) of recovering possession of the Premises, expenses of reletting, including necessary repair, renovation and alteration of the Premises and brokerage commissions, and any other reasonable costs and expenses.

As used in Sections 20.2(a)(i) and (ii) above, the “worth at the time of award” is computed by allowing interest at the Default Rate.

(b)    Landlord shall have the remedy described in California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee’s breach and abandonment and recover rent as it becomes due, if lessee has right to sublet or assign, subject only to reasonable limitations). Accordingly, Tenant acknowledges that in the event Tenant has breached this Lease and abandoned the Premises, this Lease may, at Landlord’s election, continue in effect for so long as Landlord does not terminate Tenant’s right to possession, and Landlord may enforce all its rights and remedies under this Lease, including the right to recover the Rent as it becomes due under this Lease. Without limiting the generality of California Civil Code Section 1951.4(c), acts of maintenance or preservation or efforts to relet the Premises, or the appointment of a receiver upon initiative of Landlord to protect Landlord’s interest under this Lease shall not constitute a termination of Tenant’s right to possession.

(c)    Even though Landlord may have re-entered the Premises as provided in clause (b) above, Landlord may thereafter elect to terminate this Lease and all of the rights of Tenant in or to the Premises.

(d)    Landlord may cure the Event of Default for the account of Tenant, and in such event Tenant shall pay Landlord upon invoice as Additional Rent all costs and expenses incurred by Landlord in connection therewith, including consultants’ and attorneys’ fees and costs, together with an administrative charge equal to twenty percent (20%) of such costs.

(e)    Landlord may pursue injunctive relief, and/or recovery of damages, without terminating this Lease.

20.3    Mitigation of Damages. Notwithstanding the foregoing, to the extent (but no further) Landlord is required by applicable law to mitigate damages, or is required by law to use efforts to do so, and such requirement cannot be lawfully and effectively waived (it being the intention of Landlord and Tenant that Tenant waive and Tenant hereby waives such requirements to the maximum extent permitted by applicable law), Tenant agrees that if Landlord markets the Premises in a manner substantially similar to the manner in which Landlord and its affiliates market other space in the Project, then Landlord shall be deemed to have used commercially reasonable efforts to mitigate damages. Tenant shall continue to be liable for all Rent (whether accruing prior to, on or after the date of termination of this Lease or Tenant’s right of possession and/or pursuant to the holdover provisions of Section 22.2 below) and Damages, except to the extent that Tenant pleads and proves by clear and convincing evidence that Landlord fails to exercise commercially reasonable efforts to mitigate damages to the extent required under this Section 20.3 and that Landlord’s failure caused an avoidable and quantifiable increase in Landlord’s damages for unpaid Rent. Without limitation to the foregoing, Landlord shall not be deemed to have failed to mitigate damages, or to have failed to use efforts required by law to do so, because: (i) Landlord leases other space in the Project which is vacant prior to re-letting the Premises; (ii) Landlord refuses to relet the Premises to any Related Entity of Tenant, or any principal of Tenant, or any Related Entity of such principal; (iii) Landlord refuses to relet the Premises to any person or entity whose creditworthiness is not acceptable to Landlord in the exercise of its reasonable discretion; (iv) Landlord refuses to relet the Premises to any person or entity because the use proposed to be made of the Premises by such prospective tenant is not general office use of a type and nature consistent with that of the other tenants in the portions of the Project leased or held for lease for general office purposes as of the date Tenant defaults under this Lease (by way of illustration, but not limitation, call center or other high-density use, government offices, consular offices, doctor’s offices or medical or dental clinics or laboratories, or schools would not be uses consistent with that of other tenants in the Project), or such use would, in Landlord’s reasonable judgment, impose unreasonable or excessive demands upon the Building systems, equipment or facilities; (v) Landlord refuses to relet the Premises to any person or entity, or any affiliate of such person or entity, who has been engaged in litigation with Landlord or any of its affiliates; (vi) Landlord refuses to relet the Premises because the tenant or the terms and provisions of the proposed lease are not approved by the holders of any liens or security interests in the Building, or would cause Landlord to be in default of, or to be unable to perform any of its covenants or obligations under, any agreements between Landlord and any third party; (vii) Landlord refuses to relet the Premises because the proposed tenant is unwilling to execute and deliver Landlord’s standard lease form or such tenant requires improvements to the Premises to be paid at Landlord’s cost and expense; (viii) Landlord refuses to relet the Premises to a person or entity whose character or reputation, or the nature of such prospective tenant’s business, would not be acceptable to Landlord in its reasonable discretion; and (ix) Landlord refuses to expend any material sums of money to market the Premises in excess of the sums Landlord typically expends in connection with the marketing of other space in the Project. As used in this Section 20.3, an “affiliate” means a person or entity that controls, is controlled by, or is under common control with another person or entity.

20.4    No Waiver. If Landlord shall institute proceedings against Tenant and a compromise or settlement thereof shall be made, the same shall not constitute a waiver of any other covenant, condition or agreement herein contained, nor of any of Landlord’s rights hereunder. No waiver by Landlord of any breach shall operate as a waiver of such covenant, condition or agreement itself, or of any subsequent breach thereof. No payment of Rent by Tenant or acceptance of Rent by Landlord shall operate as a waiver of any breach or default by Tenant under this Lease. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installment of Rent herein stipulated shall be deemed to be other than a payment on account of the earliest unpaid Rent, nor shall any endorsement or statement on any check or communication accompanying a check for the payment of Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord’s right to recover the balance of such Rent or to pursue any other remedy provided in this Lease. No act, omission, reletting or re-entry by Landlord, and no acceptance by Landlord of keys from Tenant, shall be considered an acceptance of a surrender of this Lease, shall be construed as an actual or constructive eviction of Tenant, or an election on the part of Landlord to terminate this Lease unless a written notice of such intention is given to Tenant by Landlord.

20.5    Late Payment. If Tenant fails to pay any Rent within five days after such Rent becomes due and payable, Tenant shall pay to Landlord without notice a late charge of 5% of the amount of such overdue Rent. Such late charge shall be deemed Rent and shall be due and payable within two days after written demand from Landlord.

20.6    Waiver of Redemption. Tenant hereby waives, for itself and all persons claiming by and under Tenant, all rights and privileges which it might have under any present or future law to redeem the Premises or to continue this Lease after being dispossessed or ejected from the Premises.

20.7    Default by Landlord. If Landlord fails to observe or perform any term, condition or covenant herein binding upon or obligating Landlord pursuant to this Lease, then a “Default” shall exist if such failure continues for thirty (30) days after the receipt by Landlord of written notice from Tenant specifying in detail Landlord’s alleged failure to so observe or perform; provided, however, that if such failure cannot be cured within said 30-day period, then Landlord shall not be in Default under this Lease if it commences such observance or performance within such thirty (30) day period and thereafter diligently pursues the same to completion within 180 days after the initial 30-day cure period. Tenant hereby covenants that, prior to the exercise of any remedies for a Default, Tenant will give notice and an opportunity to cure to any Mortgagee of which Tenant has been given notice and as otherwise required under any applicable SNDA.

XXI.    MORTGAGES

Contemporaneously with the execution of this Lease, Tenant and Landlord shall execute and acknowledge, and Landlord shall exercise commercially reasonable efforts to obtain from the existing Mortgagee (as defined in this Article XXI), an SNDA on the existing Mortgagee’s form attached as Exhibit L and incorporated herein (“Existing Mortgage SNDA”). Subject to the terms of a fully executed SNDA, this Lease is subject and subordinate to any future ground or underlying leases (each a “Ground Lease”) and to any mortgage, deed of trust, security interest, or title retention interest now or hereafter affecting the Land, Building or Project (each a “Mortgage”) and to all renewals, modifications, consolidations, replacements and extensions thereof. This subordination shall be self-operative; however, in confirmation thereof, Tenant shall, within 10 days of receipt thereof, execute any instrument that Landlord, or any ground lessor under a Ground Lease (“Ground Lessor”) or any holder of any note or obligation secured by Mortgage (“Mortgagee”) may request confirming such subordination or Tenant’s attornment to such Ground Lessor or purchaser of Landlord’s interest under this Lease, as applicable, and providing, among other things, that so long as there is no Event of Default hereunder, Tenant’s use and occupancy of the Premises and its rights under this Lease shall not be disturbed or affected following, as applicable the termination of such Ground Lease or by any foreclosure or other action (or by the delivery or acceptance of a deed or other conveyance or transfer in lieu thereof) which may be instituted or undertaken in order to enforce any right or remedy available under the Mortgage (“SNDA”). Notwithstanding the foregoing, before any foreclosure sale under a Mortgage or termination of a Ground Lease, subject to the terms of any applicable SNDA, the Mortgagee or Ground Lessor, as applicable, shall have the right to subordinate the Mortgage or Ground Lease, as applicable, to this Lease, in which case, in the event of such foreclosure or termination, this Lease may continue in full force and effect and Tenant shall attorn to and recognize as its landlord, as applicable, the Ground Lessor or the purchaser at foreclosure of Landlord’s interest under this Lease.

XXII.    SURRENDER: HOLDING OVER

22.1    Surrender of the Premises. Tenant shall peaceably surrender the Premises to Landlord on the Expiration Date or earlier termination of this Lease, in broom-clean condition and in as good condition as when Tenant took possession, including, without limitation, the repair of any damage to the Premises caused by the removal of any of Tenant’s personal property, Alterations, Rooftop Installations, or trade fixtures from the Premises, except for reasonable wear and tear and loss by fire or other casualty and condemnation and any Alterations that Tenant is not required to remove pursuant to Section 12.3. All trade fixtures, equipment, furniture, inventory, effects and Alterations left on or in the Premises or the Project after the Expiration Date or earlier termination of this Lease will be deemed conclusively to have been abandoned and may be appropriated, removed, sold, stored, destroyed or otherwise disposed of by Landlord without notice to Tenant or any other person and without obligation to account for them; and Tenant will pay Landlord for all expenses incurred in connection with the same, including, but not limited to, the costs of repairing any damage to the Premises or the Project caused by the removal of such property. Tenant’s obligation to observe and perform this covenant will survive the expiration or other termination of this Lease.

22.2    Holding Over. In the event that Tenant shall not immediately surrender the Premises to Landlord on the Expiration Date or earlier termination of this Lease, including removing all trade fixtures, equipment, furniture, inventory, effects and Alterations from the Premises, Tenant shall be deemed to be a tenant-at-will pursuant to the terms and provisions of this Lease, except the daily Basic Rent shall be 150% the daily Basic Rent in effect on the Expiration Date or earlier termination of this Lease (computed on the basis of a 30 day month). Notwithstanding the foregoing, if Tenant shall hold over after the Expiration Date or earlier termination of this Lease, and Landlord shall desire to regain possession of the Premises, then Landlord may forthwith re-enter and take possession of the Premises without process, or by any legal process provided under applicable state law. If Landlord is unable to deliver possession of the Premises to a new tenant, or to perform improvements for a new tenant, as a result of Tenant’s holdover for more than 120 days, Tenant shall be liable to Landlord for all damages, including, without limitation, special or consequential damages, that Landlord suffers from the holdover, including, without limitation, as the result of any claims against Landlord brought by the new tenant.

XXIII.    QUIET ENJOYMENT

Landlord covenants that if Tenant shall pay Rent and perform all of the terms and conditions of this Lease to be performed by Tenant, Tenant shall during the Term peaceably and quietly occupy and enjoy possession of the Premises without molestation or hindrance by Landlord or any party claiming through or under Landlord, subject to the provisions of this Lease, any Mortgage to which this Lease is subordinate, the Declaration, the Phase II Easement Agreement, the Sports Park Easement Agreement and any other applicable recorded easement agreements, covenants, conditions and restrictions, if any amendments to the Declaration, Phase II Easement Agreement or Sports Park Easement Agreement are adopted in accordance with the terms thereof, then Landlord shall promptly deliver to Tenant a copy of any such amendments after Landlord receives a recorded copy of such of amendment or is otherwise aware that such amendment has been recorded.

XXIV.    MISCELLANEOUS

24.1    No Representations by Landlord. Tenant acknowledges that neither Landlord nor its Agents nor any broker has made any representation or promise with respect to the Premises, the Project, the Land or the Common Area, except as expressly set forth in this Lease, and no rights, privileges, easements or licenses are acquired by Tenant except as expressly set forth in this Lease.

24.2    No Partnership. Nothing contained in this Lease shall be deemed or construed to create a partnership or joint venture of or between Landlord and Tenant, or to create any other relationship between Landlord and Tenant other than that of landlord and tenant.

24.3    Brokers. Landlord recognizes Broker(s) as the sole broker(s) procuring this Lease and shall pay Broker(s) a commission therefor pursuant to a separate agreement between Broker(s) and Landlord. Landlord and Tenant each represents and warrants to the other that it has dealt with no broker, agent, finder or other person other than Broker(s) relating to this Lease. Landlord shall indemnify and hold Tenant harmless, and Tenant shall indemnify and hold Landlord harmless, from and against any and all loss, costs, damages or expenses (including, without limitation, all attorneys’ fees and disbursements) by reason of any claim of liability to or from any broker or person arising from or out of any breach of the indemnitor’s representation and warranty.

24.4    Estoppel Certificate. Tenant shall, without charge, at any time and from time to time, within 10 days after request therefor by Landlord, execute, acknowledge and deliver to Landlord a written estoppel certificate certifying, as of the date of such estoppel certificate, the following: (i) that this Lease is unmodified and in full force and effect (or if modified, that this Lease is in full force and effect as modified and setting forth such modifications); (ii) whether the Term has commenced (and setting forth the Commencement Date and Expiration Date); (iii) whether Tenant is presently occupying the Premises; (iv) the amounts of Basic Rent and Additional Rent currently due and payable by Tenant; (v) that any Tenant Work or Alterations required by this Lease to have been made by Landlord have been made to the satisfaction of Tenant; (vi) that there are no existing set-offs, charges, liens, claims or defenses against the enforcement of any right hereunder, including, without limitation, Basic Rent or Additional Rent (or, if alleged, specifying the same in detail); (vii) that no Basic Rent (except the first installment thereof) has been paid more than 30 days in advance of its due date; (viii) that Tenant has no knowledge of any then uncured default by Landlord of its obligations under this Lease (or, if Tenant has such knowledge, specifying the same in detail); (ix) that Tenant is not in default (or, if Tenant is in default, specifying the same in detail); (x) that the address to which notices to Tenant should be sent is as set forth in this Lease (or, if not, specifying the correct address); and (xi) to the extent accurate, any other certifications reasonably requested by Landlord. In the event Tenant fails to deliver to Landlord an estoppel certificate as required by this Section within the specified 10-day period, Tenant shall be conclusively presumed to have adopted and affirmed the contents of the form of estoppel certificate delivered to Tenant by Landlord, and any prospective mortgagee, purchaser, or other third-party may rely on the accuracy of such estoppel certificate as if executed and affirmed by Tenant. Landlord and Tenant intend that any statement delivered pursuant to this Section 24.4 may be relied upon by Landlord, and any owner, prospective mortgagee or prospective purchaser in the Project.

24.5    Waiver of Jury Trial. To the fullest extent permitted by law, Landlord and Tenant each waive trial by jury in connection with proceedings or counterclaims brought by either of the parties against the other with respect to any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant hereunder or Tenant’s use or occupancy of the Premises.

24.6    Notices. All notices, demands and requests which may be given or which are required to be given by either party to the other, shall be in writing and shall be deemed effective either: (i) on the date personally delivered to the address set forth in Article I, as evidenced by written receipt for the same, whether or not actually received by the person to whom addressed; (ii) on the third business day after being sent, by certified or registered mail, return receipt requested, postage prepaid, addressed to the intended recipient at the address specified Article I; (iii) on the next succeeding business day after being deposited into the custody of a nationally recognized overnight delivery service such as Federal Express, addressed to such party at the address specified Article I; (iv) on the date delivered by facsimile to the respective numbers specified in Article I, provided confirmation of facsimile is received; or (v) on the date an electronic mail message with a pdf copy of the signed notice is delivered to the e-mail addresses specified in Article I; provided, however, that in the case of any notice delivered in accordance with items (iv) or (v) above, any such facsimile notice or e-mail notice shall be sent by one of the other permitted methods of providing notice (other than facsimile or e-mail notice) on the next succeeding business day. Landlord and Tenant may from time to time by written notice to the other designate another address for receipt of future notices.

24.7    Invalidity of Particular Provisions. If any provisions of this Lease or the application thereof to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Lease shall be valid and be enforced to the full extent permitted by law.

24.8    Gender and Number. All terms and words used in this Lease, regardless of the number or gender in which they are used, shall be deemed to include any other number or gender as the context may require.

24.9    Benefit and Burden. Subject to the provisions of Article X and except as otherwise expressly provided, the provisions of this Lease shall be binding upon, and shall inure to the benefit of, the parties hereto and each of their respective representatives, heirs, successors and assigns.

24.10    Entire Agreement. This Lease (which includes the Exhibits attached hereto) contains and embodies the entire agreement of the parties hereto, and no representations, inducements or agreements, oral or otherwise, between the parties not contained in this Lease shall be of any force or effect. This Lease (other than the Rules and Regulations, which may be changed from time to time as provided herein) may not be modified, changed or terminated in whole or in part in any manner other than by an agreement in writing duly signed by Landlord and Tenant.

24.11    Authority. If Tenant signs as a corporation, limited liability company or partnership, the person executing this Lease on behalf of Tenant hereby represents and warrants that Tenant is duly formed, validly existing, in good standing (with respect to a corporation or limited liability company), and qualified to do business in the state in which the Project is located, that Tenant has full power and authority to enter into this Lease and that he or she is authorized to execute this Lease on behalf of Tenant. Tenant further agrees that it shall provide Landlord with a secretary’s certificate from the secretary of said corporation or limited liability company, if applicable, certifying as to the above in the form of Exhibit D attached hereto and made a part hereof, or, if Tenant is a partnership, it shall provide Landlord with a partnership authorization certifying as to the above in a form acceptable to Landlord. At the request of Landlord, Tenant shall provide to Landlord copies of Tenant’s organizational documents and such incumbency certificate and minutes or resolution certified by an authorized representative of Tenant as being true, correct, and complete, as may be reasonably required to demonstrate that this Lease is binding upon and enforceable against Tenant. Landlord represents and warrants that Landlord is a duly formed, validly existing, in good standing limited liability company that is qualified to do business in the state in which the Project is located, that Landlord has full power and authority to enter into this Lease and that the person executing this Lease on behalf of Landlord is authorized to execute this Lease on behalf of Landlord.

24.12    Attorneys’ Fees. If either Landlord or Tenant commences any legal action or proceeding against the other party (including, without limitation, litigation or arbitration) arising out of or in connection with this Lease, the Premises, or the Project (including, without limitation (a) the enforcement or interpretation of either party’s rights or obligations under this Lease (whether in contract, tort, or both) or (b) the declaration of any rights or obligations under this Lease), the prevailing party shall be entitled to recover from the losing party reasonable attorneys’ fees, together with any costs and expenses, incurred in any such action or proceeding, including any attorneys’ fees, costs, and expenses incurred on collection and on appeal.

24.13    Interpretation. This Lease is governed by the laws of the state in which the Project is located. All references in this Lease to specific sections of California law shall be deemed to mean and refer to any amendment thereto, and to any renumbered counterpart or superseding successor thereto. Furthermore, this Lease shall not be construed against either party more or less favorably by reason of authorship or origin of language.

24.14    Limitation of Liability. None of Landlord’s shareholders, partners, members, managers, directors, officers or employees, whether disclosed or undisclosed, shall have any personal liability under any provision of this Lease. If Landlord defaults in the performance of any of its obligations hereunder or otherwise becomes liable, responsible or in any way accountable to Tenant for any loss, injury, death or damage (including consequential damages) in connection with this Lease, Tenant shall look solely to Landlord’s equity, interest and rights in the Project for satisfaction of Tenant’s remedies on account thereof, including, subject to the rights of any Mortgagee, Landlord’s interest in the rents of the Building and any insurance proceeds payable to Landlord. Landlord or any successor owner shall have the right to transfer and assign to a third party, in whole or pail, all of its rights and obligations hereunder and in the Building, the Project or the Land, or any portion thereof, and in such event, all liabilities and obligations on the part of the original Landlord, or such successor owner, under this Lease occurring thereafter, shall terminate as of the day of such sale, and thereupon all such liabilities and obligations shall be binding on the new owner. In the event of such transfer or assignment, Landlord shall transfer to such transferee or assignee the balance of the Security Deposit, if any, remaining after lawful deductions and, in accordance with California Civil Code Section 1950.7, after notice to Tenant, Landlord shall thereupon be relieved of all liability with respect to the Security Deposit.

24.15    Time of the Essence. Time is of the essence as to Tenant’s obligations contained in this Lease.

24.16    Force Majeure. Landlord and Tenant (except with respect to the payment of Rent) shall not be chargeable with, liable for, or responsible to the other for anything or in any amount for any failure to perform or delay caused by: fire; earthquake; explosion; flood; hurricane; the elements; acts of God or the public enemy; actions, restrictions, governmental authorities (permitting or inspection), governmental regulation of the sale of materials or supplies or the transportation thereof; war; invasion; insurrection; rebellion; riots; strikes or lockouts, inability to obtain necessary materials, goods, equipment, services, utilities or labor; or any other cause whether similar or dissimilar to the foregoing which is beyond the reasonable control of such party (collectively, “Events of Force Majeure”): and any such failure or delay due to said causes or any of them shall not be deemed to be a breach of or default in the performance of this Lease.

24.17    Headings. Captions and headings are for convenience of reference only.

24.18    Memorandum of Lease. Neither Landlord nor Tenant shall record this Lease or a memorandum thereof without the written consent of the other.

24.19    Intentionally Deleted.

24.20    Financial Reports. Within 15 days after Landlord’s request, but in no event more than once per Lease Year unless an uncured Event of Default exists or such request is in connection with a sale or financing of the Project, in which event no such limitation shall apply, Tenant will furnish Tenant’s and Guarantor’s most recent audited financial statements (including any notes to them) to Landlord, or, if no such audited statements have been prepared, such other financial statements (and notes to them) as may have been prepared by an independent certified public accountant, or, failing those, Tenant’s and Guarantor’s internally prepared financial statements, certified by Tenant and Guarantor, as applicable. If requested by Tenant, Landlord shall execute a confidentiality agreement confirming that Landlord will keep confidential Tenant’s confidential and proprietary financial information provided to Landlord in accordance with this Section 24.20 in accordance with terms substantially consistent with the Non-Disclosure Agreement dated effective February 22, 2019, between Landlord and Tenant, a copy of which is attached as Exhibit K.

24.21    Landlord’s Fees. Whenever Tenant requests Landlord to take any action or give any consent required or permitted under this Lease, Tenant will reimburse Landlord for all of Landlord’s actual documented out-of-pocket costs incurred in reviewing the proposed action or consent, including, without limitation, attorneys’, engineers’ or architects’ fees, within 30 days after Landlord’s delivery to Tenant of a statement of such costs. If requested by Tenant in connection with the request for action or consent, Landlord shall provide Tenant with an estimate for any actual out-of-pocket costs to be incurred by Landlord in reviewing a proposed action or consent requested by Tenant. In the event Tenant is willing to pay the estimate amount, Tenant shall notify Landlord, whereupon Landlord shall proceed to review the proposed action or consent. In no event shall Tenant be obligated to pay more than the estimate amount without Tenant’s prior consent thereto. Tenant acknowledges that Landlord shall not have any obligation to proceed with the evaluation of any request until Tenant has approved the estimate amount. Tenant will be obligated to make such reimbursement without regard to whether Landlord consents to any such proposed action.

24.22    Effectiveness. The furnishing of the form of this Lease shall not constitute an offer and this Lease shall become effective upon and only upon its execution by and delivery to each party hereto.

24.23    Light, Air or View Rights. Any diminution or shutting off of light, air or view by any structure which may be erected on lands adjacent to or in the vicinity of the Building and Project shall not affect this Lease, abate any payment owed by Tenant hereunder or otherwise impose any liability on Landlord.

24.24    Special Damages. Under no circumstances whatsoever shall Landlord ever be liable hereunder for punitive damages, consequential damages or special damages. Except to the extent of Tenant’s liability for consequential damages and special damages pursuant to Section 22.2, under no circumstances whatsoever shall Tenant ever be liable hereunder for consequential, special or punitive damages.

24.25    Counterparts. This Lease may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. This Lease may be executed by a party’s signature transmitted by facsimile or e-mail, and copies of this Lease executed and delivered by means of faxed or e-mailed signatures shall have the same force and effect as copies hereof executed and delivered with original signatures. All parties hereto may rely upon faxed or e-mailed signatures as if such signatures were originals. All parties hereto agree that a faxed or e-mailed signature page may be introduced into evidence in any proceeding arising out of or related to this Lease as if it were an original signature page.

24.26    Nondisclosure of Lease Terms. Tenant acknowledges and agrees that the terms of this Lease are confidential and constitute proprietary information of Landlord. Disclosure of the terms could adversely affect the ability of Landlord to negotiate other leases and impair Landlord’s relationship with other tenants. Without limitation to the foregoing, Tenant agrees that it, and its Agents shall not intentionally or voluntarily disclose the terms and conditions of this Lease to any publication or newspaper or any other tenant or apparent prospective tenant of the Building or the Project, without the prior written consent of Landlord, provided, however, that Tenant may disclose the terms to prospective subtenants or assignees under this Lease. If Tenant or its Agents are required by applicable law or a valid legal order or on the advice of its counsel to disclose any terms and conditions of this Lease, Tenant shall, prior to disclosure, notify Landlord of the requirements so that Landlord may seek a protective order or other remedy, and Tenant shall reasonably assist Landlord therewith.

24.27    Intentionally Deleted.

24.28    Anti-Terrorism. Tenant represents and warrants to and covenants with Landlord that (i) neither Tenant nor any of its owners or affiliates currently are, or shall be at any time during the term hereof, in violation of any laws relating to terrorism or money laundering (collectively, the “Anti-Terrorism Laws”), including without limitation Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001, and regulations of the U.S. Treasury Department’s Office of Foreign Assets Control (OFAC) related to Specially Designated Nationals and Blocked Persons (SDN’s OF AC Regulations), and/or the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Public Law 107-56)

(the “USA Patriot Act”); (ii) neither Tenant nor any of its owners, affiliates, investors, officers, directors, employees, vendors, subcontractors or agents is or shall be during the term hereof a “Prohibited Person” which is defined as follows: (1) a person or entity owned or controlled by, affiliated with, or acting for or on behalf of any person or entity that is identified as an SDN on the then-most current list published by OFAC at its official website, https://www.treasury.gov/resource-center/sanctions/S DN-List/Pages/default.aspx, or at any replacement website or other replacement official publication of such list, and (2) a person or entity who is identified as or affiliated with a person or entity designated as a terrorist, or associated with terrorism or money laundering pursuant to regulations promulgated in connection with the USA Patriot Act; and (iii) Tenant has taken appropriate steps to understand its legal obligations under the Anti-Terrorism Laws and has implemented appropriate procedures to assure its continued compliance with such laws. Tenant hereby agrees to defend, indemnify, and hold harmless Landlord, it officers, directors, agents and employees, from and against any and all claims, damages, losses, risks, liabilities and expenses (including attorney’s fees and costs) arising from or related to any breach of the foregoing representations, warranties and covenants. At any time and from time-to-time during the term, Tenant shall deliver to Landlord within 10 days after receipt of a written request therefor, a written certification or such other evidence reasonably acceptable to Landlord evidencing and confirming Tenant’s compliance with this paragraph.

24.29    Green Initiatives. The parties agree it is in their mutual best interest that the Building and the Premises be operated and maintained in a manner that is environmentally responsible, fiscally prudent, and provides a safe and productive work environment. Accordingly, Tenant shall endeavor to conduct its operations in the Building and within the Premises to: (1) minimize to the extent reasonably feasible: (i) direct and indirect energy consumption and greenhouse gas emissions; (ii) water consumption; (iii) the amount of material entering the waste stream; and (iv) negative impacts upon the indoor air quality of the Building; and (2) permit the Building to achieve and maintain its LEED rating and an Energy Star label, to the extent applicable. Landlord shall endeavor to operate and maintain the Common Area to: minimize to the extent reasonably feasible: (i) direct and indirect energy consumption and greenhouse gas emissions; (ii) water consumption; (iii) the amount of material entering the waste stream; and (iv) negative impacts upon the indoor air quality of the Building. Tenant shall comply with all building energy benchmarking and other requirements imposed by applicable laws, statutes, ordinances and governmental rules, regulations or requirements, including regulations promulgated by the California Energy Commission in implementation of AB 802 and retain copies of its utility data, including, without limitation, Tenant’s utility bills and invoices pertaining to Tenant’s energy, water, and trash usage at the Premises during the Term. In addition, if requested by Landlord or a governmental entity having jurisdiction over the Premises, Tenant shall report to Landlord and such requesting entity the Tenant’s utility usage and such other related information as may be requested within the time required by the governmental entity or such other reasonable time frame as may be requested by Landlord or, at Landlord’s option, provide any written authorization, utility release forms or other documentation required for Landlord to request information regarding Tenant’s utility usage with respect to the Premises directly from the applicable utility company.

XXV.    RENEWAL OPTIONS

25.1    Grant of Option and General Terms. Provided that (i) Tenant meets or exceeds the Minimum Credit Standards, and proof satisfactory to Landlord that such Minimum Credit

Standards have been met shall be delivered to Landlord with Tenant’s delivery of the Renewal Notice (as defined in Section 25.2), (ii) this Lease is in full force and effect, (iii) no Event of Default shall exist under this Lease or would exist but for the pendency of any cure periods provided under Section 20.1 herein on the date Tenant exercises its Renewal Option (as defined in this Section 25.1) and (iv) McAfee, LLC, a Delaware limited liability company, its Related Entity pursuant to an assignment or sublease in accordance with Section 10.4 or its assignee pursuant to an Ownership Transfer made in accordance with Section 10.5 is in possession of at least the entire Fifth & Sixth Floor Premises; Tenant shall have the option to extend the Term of this Lease with respect to the entire Premises for two (2) additional periods (each a “Renewal Option”) of five (5) years each (each a “Renewal Term”). Each Renewal Option shall be subject to all of the terms and conditions contained in the Lease except that (i) the Renewal Rent (as defined in Section 25.3) shall be at the then prevailing Market Rate (as defined in Section 25.3) on the commencement date of the applicable Renewal Term; (ii) Landlord shall have no obligation to improve the Premises or provide any improvement allowance; and (iii) there shall be no further option to extend the Term beyond the second Renewal Term.

25.2    Determination of Market Rate. Tenant shall send Landlord a preliminary expression of Tenant’s willingness to renew this Lease (the “Renewal Notice”) no earlier than September 30, 2029, or later than December 31, 2029, with respect to the first Renewal Option and, if the Term is extended for the first Renewal Term in accordance with this Article XXV, no earlier than September 30, 2034, or later than December 31, 2034, with respect to the second Renewal Option. Tenant and Landlord shall negotiate in good faith to determine and mutually agree upon the Market Rate for the applicable Renewal Term. If Landlord and Tenant are unable to agree upon the Market Rate for the applicable Renewal Term, on or before 240 days prior to the expiration of the initial Term of this Lease with respect to the first Renewal Term or the expiration of the first Renewal term with respect to the second Renewal Term, as applicable (the “Negotiation Period”), as evidenced by an amendment to the Lease executed by both Landlord and Tenant, then within 10 days after the last day of the applicable Negotiation Period, Tenant may, by written notice to Landlord (the “Notice of Exercise”), irrevocably elect to exercise such Renewal Option. In order for Tenant to exercise such Renewal Option, Tenant shall send the Notice of Exercise to Landlord stating (i) that Tenant is irrevocably exercising its right to extend the Term pursuant to Article XXV; and (ii) Landlord and Tenant shall be irrevocably bound by the determination of Market Rate set forth hereinafter in this Section 25.2, and if applicable, Section 25.4. If Tenant shall fail to deliver the Notice of Exercise on or before 10 days after the last day of the applicable Negotiation Period, then Tenant shall have waived any right to exercise the Renewal Options. In the event any date referenced in this Section 25.2 falls on a day other than a business day, such date shall be deemed to be the next following business day.

In the event Tenant timely delivers the Notice of Exercise to Landlord, Landlord and Tenant shall each simultaneously present to the other party their final determinations of the Market Rate for the applicable Renewal Term (the “Final Offers”) within 15 days after the last day of the applicable Negotiation Period. If the Market Rate as determined by the lower of the two (2) proposed Final Offers is not more than ten percent (10%) below the higher, then the Market Rate shall be determined by averaging the two (2) Final Offers.

If the difference between the lower of the two (2) proposed Final Offers is more than ten percent (10%) below the higher, then the Market Rate shall be determined by the procedure (“Baseball Arbitration”) set forth in Section 25.4.

25.3    Renewal Rent. The “Renewal Rent” for each Renewal Term shall be an amount equal to the prevailing Market Rate determined in accordance with this Article XXV. As used in this Article XXV “Market Rate” shall mean the then prevailing market rate for triple net base rent for tenants, at arm’s length, of comparable quality for renewal leases located on the top two floors in similar vintage multi-story, multi-tenant steel frame, Class A office buildings of comparable size, age, use, location and quality in the North San Jose/Santa Clara market area, taking into consideration the extent of the availability of space as large as the Premises in the marketplace, the location of the Fifth & Sixth Floor Premises on the top two floors of the Building, Tenant’s right to Building Signage, Building Monument Signage and freeway-visible Project Monument Signage, the Common Area Amenities and the Amenity Building Rent and all other economic terms then customarily prevailing in such renewal leases in said marketplace.

25.4    Baseball Arbitration. For all purposes of this Lease, Baseball Arbitration shall follow the following procedures:

(a)    Within 20 days after Landlord’s receipt of Tenant’s Notice of Exercise, Tenant and Landlord shall each select an arbitrator (“Tenant’s Arbitrator” and “Landlord’s Arbitrator”, respectively) who shall be a qualified and impartial person licensed in the State of California as an MAI appraiser with at least five (5) years of experience in appraising the type of matters for which they are called on to appraise under this Article XXV in the North San Jose/Santa Clara market area.

(b)    Landlord’s Arbitrator and Tenant’s Arbitrator shall name a third arbitrator, similarly qualified, within 10 days after the appointment of Landlord’s Arbitrator and Tenant’s Arbitrator.

(c)    Said third arbitrator shall, after due consideration of the factors to be taken into account under the definition of Market Rate set forth in Section 25.2 and hearing whatever evidence the arbitrator deems appropriate from Landlord, Tenant and others, and obtaining any other information the arbitrator deems necessary, in good faith, make its own determination of the Market Rate for the Premises as of the commencement of the applicable Renewal Term (the “Arbitrator’s Initial Determination”) and thereafter select either Landlord’s Final Offer or the Tenant’s Final Offer, but no other, whichever is closest to the Arbitrator’s Initial Determination (the “Final Determination”), such determination to be made within 30 days after the appointment of the third arbitrator. The Arbitrator’s Initial Determination, Final Determination and the market information upon which such determinations are based shall be in writing and counterparts thereof shall be delivered to Landlord and Tenant within said 30 day period. The arbitrator shall have no right or ability to determine the Market Rate in any other manner. The Final Determination shall be binding upon the parties hereto.

(d)    The costs and fees of the third arbitrator shall be paid by Landlord if the Final Determination shall be Tenant’s Final Offer or by Tenant if the Final Determination shall be Landlord’s Final Offer.

(e)    If Tenant fails to appoint Tenant’s Arbitrator in the manner and within the time specified in Section 25.4, then the Market Rate for the applicable Renewal Term shall be the Market Rate contained in the Landlord’s Final Offer. If Landlord fails to appoint Landlord’s Arbitrator in the manner and within the time specified in Section 25.4 then the Market Rate for the applicable Renewal Term shall be the Market Rate contained in the Tenant’s Final Offer. If Tenant’s Arbitrator and Landlord’s Arbitrator fail to appoint the third arbitrator within the time and in the manner prescribed in Section 25.4, then Landlord and Tenant shall jointly and promptly apply to the local office of the American Arbitration Association for the appointment of the third arbitrator.

25.5    Personal Option. The Renewal Options are personal with respect to MCAFEE, LLC, a Delaware limited liability company and either a Related Entity to whom this Lease is assigned in accordance with Section 10.4 or an assignee to whom this Lease is assigned pursuant to an Ownership Transfer made in accordance with Section 10.5. Any assignment of the Lease or subletting of any portion of Fifth & Sixth Floor Premises other than to a Related Entity in accordance with Section 10.4 or pursuant to an Ownership Transfer in accordance with Section 10.5 shall automatically terminate MCAFEE, LLC, a Delaware limited liability company’s rights under this Article XXV. Time is of the essence with respect to the provisions of this Article XXV.

XXVI.    RIGHT OF FIRST OFFERING

26.1    General. If, at any time during the Term, any portion of the remainder of the first floor of the Building or the second, third, or fourth floors of the Building (each a, and collectively, the “Right of First Offering Space”) becomes vacant and is not subject to any Senior Rights (as defined in Section 26.1.1). Landlord shall so notify Tenant (the “Right of First Offering Notice”), which Right of First Offering Notice shall contain the material economic terms on which Landlord is willing to lease the Right of First Offering Space to Tenant (including, without limitation, prevailing annual market rent, length of term, and Rentable Square Footage). Prevailing annual market rent for the Right of First Offering Space shall be an amount equal to the then prevailing market rate (“ROFO Market Rent”) for triple net base rent for tenants, at arm’s length, of comparable quality for new leases in similar vintage multi-story, multitenant steel frame, Class A office buildings of comparable size, age, use, location and quality in the North San Jose/Santa Clara market area, taking into consideration the extent of the availability of space as large as the Right of First Offering Space in the marketplace, the location of the floors of the Right of First Offering Space in the Building, Tenant’s right to Building Signage, Building Monument Signage and freeway-visible Project Monument Signage, the Common Area Amenities and the Amenity Building Rent and all other economic terms then customarily prevailing in such leases in said marketplace. Tenant shall have a period of seven (7)-business days after the date of Landlord’s delivery of such Right of First Offering Notice during which to elect either to lease all of the Right of First Offering Space described in the Right of First Offering Notice (on the terms set forth in such Right of First Offering Notice), refuse to lease the same or counter the ROFO Market Rent presented by the Landlord along with the reasons for the Tenant’s counter of a differing rental amount based on the factors listed in the preceding sentence (“Right of First Offering”). Failure of Tenant to deliver notice of such election (“Election Notice”) within such seven business-day period shall be deemed a refusal to lease such Right of First Offering Space. In the event Tenant timely delivers the Election Notice countering the ROFO Market Rent, Landlord and Tenant agree to negotiate in good faith within the seven (7)-business day period after Tenant’s delivery of such Election Notice. If the parties agree to the ROFO Market Rent during such seven (7)-business day period, then during such seven (7)-business day period, Landlord shall deliver to Tenant a revised Right of First Offering Notice containing the revised ROFO Market Rent (the “Revised Right of First Offering Notice”) and Tenant shall deliver notice to Landlord electing to exercise Tenant’s Right of First Offering to lease all of the Right of First Offering Space on the terms set forth in the Revised Right of First Offering Notice (“Second Election Notice”). If the parties do not agree to the ROFO Market Rent during such seven (7)-business day period, then Tenant shall by the end of the seven (7)-business day period deliver the Second Election Notice to Landlord, except that Tenant shall either elect in such Second Election Notice to exercise Tenant’s Right of First Offering to lease all of the Right of First Offering Space on the terms set forth in the original Right of First Offering Notice, or refuse to lease the same. Failure of Tenant to deliver the Second Election Notice within such seven business-day period shall be deemed a refusal to lease such Right of First Offering Space. If Tenant refuses, or is deemed to have refused, to lease such Right of First Offering Space pursuant to this Section 26.1, then Landlord shall be free to lease the Right of First Offering Space to a third party (or parties) without regard to the Right of First Offering, and this Article XXVI shall terminate and be of no further force and effect. If Tenant properly exercises its Right of First Offering, Tenant’s Right of First Offering shall continue to apply to the balance of the Right of First Offering Space, subject to the terms of this Article XXVI.

26.1.1    Limitations. Landlord and Tenant acknowledge and agree that the entire Right of First Offering Space is currently vacant and that this Right of First Offering shall not apply until such currently vacant Right of First Offering Space is leased and subsequently becomes vacant. The Right of First Offering is also subject and subordinate to (a) the rights of first offer, rights of first refusal, and other expansion rights of Hewlett Packard Enterprise Company, a Delaware corporation (“HPE”) under that certain Option Rights and Competitor Restriction Agreement executed as of March 23, 2018, between Landlord, as Owner, and HPE, as Tenant, (“HPE Expansion Rights”) and (b) the right of Landlord to renew or extend the term of any of the following leases or subleases (whether or not, the renewal or extension is on the exact terms contained in the applicable tenant’s lease, subtenant’s sublease or consummated pursuant to a lease amendment or a new lease and regardless of whether such lease or sublease contained a written renewal option) (“Other Tenant Renewal Rights”): (i) each and any initial lease of all or any portion of the Right of First Offering Space entered into after the Date of Lease and (ii) each and any lease of Right of First Offering Space entered into in connection with the HPE Expansion Rights. Such HPE Expansion Rights and Other Tenant Renewal Rights are, collectively, referred to as “Senior Rights”.

26.1.2    Lease Amendment. If Tenant elects to lease the Right of First Offering Space, then Landlord and Tenant, within 10 business days after Tenant delivers to Landlord the Election Notice exercising the Right of First Offering, or, if applicable, 10 business days after Tenant delivers the Second Election Notice exercising the Right of First Offering, shall execute an amendment to this Lease which shall (i) add the applicable Right of First Offering Space to the Premises under this Lease, (ii) increase the annual Basic Rent by an amount equal to the product of the total number of Rentable Square Feet in the Right of First Offering Space, multiplied by the ROFO Market Rent for the Right of First Offering Space, as reasonably determined by Landlord and as set forth in the Right of First

Offering Notice or, if applicable, in the Revised Right of First Offering Notice, (iii) increase the annual Amenity Building Rent by an amount equal to the product of the total number of Rentable Square Feet of the Amenity Building that is allocable to the Right of First Offering Space, multiplied by the then-prevailing annual rent rate for the Amenity Building, as reasonably determined by Landlord and as set forth in the Right of First Offering Notice, (iv) increase Tenant’s Proportionate Share in direct proportion to the increase of Rentable Square Footage in the Premises as a result of said amendment, and (v) memorialize the other terms set forth in Landlord’s Right of First Offering Notice or, if applicable, in the Revised Right of First Offering Notice. Except as otherwise indicated in Landlord’s Right of First Offering Notice or, if applicable, in the Revised Right of First Offering Notice, and this Article XXVI, all of the terms and conditions contained in this Lease shall apply to the Right of First Offering Space; provided, however, Tenant shall not be entitled to any improvement allowance, moving allowance, free rent or rent abatement concession for any Right of First Offering Space, unless specifically set forth in Landlord’s Right of First Offering Notice or, if applicable, in the Revised Right of First Offering Notice. Unless otherwise set forth in Landlord’s Right of First Offering Notice, the commencement date for any Right of First Offering Space shall be 30 days after the later of (x) Tenant’s delivery to Landlord of the Election Notice exercising said Right of First Offering Space or (y) vacation of such Right of First Offering Space by the previous tenant; provided, however, in the event Tenant actually occupies any portion of the Right of First Offering Space prior to such date for the conduct of its business, the commencement date shall be the earlier date upon which Tenant occupies such Right of First Offering Space.

26.2    Condition of Premises. Tenant shall accept any Right of First Offering Space in “as is” condition as of the date of any election to lease such space hereunder, except as may be provided in the Right of First Offering Notice.

26.3    Conditions Precedent. Tenant’s Right of First Offering and Landlord’s obligation to deliver the Right of First Offering Notice or, if applicable, the Revised Right of First Offering Notice, are expressly subject to the following conditions precedent: (i) this Lease is in full force and effect; (ii) Tenant meets or exceeds the Minimum Credit Standards, and proof satisfactory to Landlord that such Minimum Credit Standards have been met shall be delivered to Landlord with Tenant’s delivery of the Election Notice, (iii) no Event of Default exists or would exist but for the pendency of any cure periods provided for in Section 20.1 at the time Tenant delivers the Election Notice, or, if applicable, the Second Election Notice, to Landlord exercising the Right of First Offering; and (iv) at least one (1) Lease Year remains in the Term or Tenant has timely exercised the applicable Renewal Option.

26.4    Holdover. Landlord shall not be liable for the failure to give possession of any Right of First Offering Space to Tenant by reason of the unauthorized holding over or retention of possession by any other tenant or occupant thereof, and no such failure shall impair the validity of this Lease or extend the Term thereof.

26.5    Personal Right. The Right of First Offering is personal with respect to MCAFEE, LLC, a Delaware limited liability company and either a Related Entity to whom this Lease is assigned in accordance with Section 10.4 or an assignee to whom this Lease is assigned pursuant to an Ownership Transfer made in accordance with Section 10.5. Any assignment of the Lease or subletting of any portion of the Premises other than to a Related Entity in accordance with Section 10.4 or pursuant to an Ownership Transfer in accordance with Section 10.5 shall automatically terminate MCAFEE, LLC, a Delaware limited liability company’s rights under this Article XXVI. Time is of the essence with respect to the provisions of this Article XXVI.

XXVII.    RESTRICTIONS ON COMPETITORS

For purposes of this Article XXVII, “Competitors” shall mean Forcepoint, LLC; Palo Alto Networks, Inc.; Symantec Corporation; and ForeScout Technologies, Inc.; provided that such entity is in actual business competition with Tenant. During the Term, Landlord will not, without the prior written consent of Tenant, enter into any direct lease or license of space on any of the floors of the Building with a Competitor. Notwithstanding the foregoing, the restrictions in this Article XXVII will terminate automatically if (i) Landlord terminates this Lease or Tenant’s right to possession of the Premises upon the occurrence of an Event of Default; (ii) the entire Fifth & Sixth Floor Premises ceases to be occupied by MCAFEE, LLC, a Delaware limited liability company, or its Related Entity pursuant to an assignment or sublease made in accordance with Section 10.4, or its assignee pursuant to an Ownership Transfer made in accordance with Section 10.5; (iii) Tenant terminates this Lease prior to the Expiration Date; or (iv) MCAFEE, LLC, a Delaware limited liability company assigns this Lease or sublets any portion of the Fifth & Sixth Floor other than to a Related Entity in accordance with Section 10.4 or its assignee pursuant to an Ownership Transfer in accordance with Section 10.5.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the Date of Lease.

TENANT:

MCAFEE, LLC,
a Delaware limited liability company

By:	/s/ Michael Berry
Name:	Michael Berry
Title:	Chief Financial Officer

Date:

Landlord:

US ER AMERICA CENTER 4, LLC,
a California limited liability company

By:	US America Center 3 & 4 Development JV, LLC, a
Delaware limited liability company,
its sole and managing member

	By:	SW AC GP, LLC,
a Delaware limited liability company,
its managing member

		By:	SteelWave, LLC,
a Delaware limited liability company,
its managing member

			By:	/s/ Rick Wada
			Name:	Rick Wada
			Title:	Vice President

			Date:	April 10, 2019

EXHIBIT A-1

SITE PLAN SHOWING BUILDING 4 AND PROJECT

EXHIBIT A-2

LEGAL DESCRIPTION OF LAND

Real property in the City of San Jose, County of Santa Clara, State of California, described as follows:

LOT ONE: (FEE SIMPLE)

ALL OF LOT ONE, AS SHOWN ON THAT CERTAIN MAP ENTITLED “TRACT NO. 10003 AMERICA CENTER”, WHICH MAP WAS FILED IN THE OFFICE OF THE RECORDER OF THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA ON DECEMBER 22, 2008, IN BOOK 829 OF MAPS AT PAGES 39 TO 45, INCLUSIVE.

IN ADDITION THERETO, THE FOLLOWING AREA:

BEGINNING AT THE COMMON CORNER OF SAID LOT ONE AND LOT FOUR OF SAID TRACT MAP, WHICH CORNER IS THE EASTERLY TERMINUS OF THE COURSE AND DISTANCE SHOWN AS “SOUTH 53° 29’ 51” WEST, 243.20 FEET.”

THENCE LEAVING SAID POINT OF BEGINNING THE FOLLOWING FIVE (5) COURSES AND DISTANCES:

1.    EASTERLY ALONG THE PROLONGATION OF SAID LINE, NORTH 53° 29’ 51” EAST, 60.00 FEET;

2.    SOUTH 36° 30’ 09” EAST, 135.50 FEET;

3.    NORTH 53° 29’ 51” EAST, 63.00 FEET;

4.    SOUTH 36° 30’ 09” EAST, 125.26 FEET;

5.    SOUTH 53° 29’ 51” WEST, 123.00 FEET TO THE COMMON LINE OF SAID LOT ONE AND SAID LOT FOUR;

THENCE NORTHERLY ALONG SAID COMMON LINE, NORTH 36° 30’ 09” WEST, 260.76 FEET TO THE POINT OF BEGINNING.

ALSO SHOWN AS PARCEL A ON THE LOT LINE ADJUSTMENT PERMIT, FILE NO. AT 12-006, WHICH IS ATTACHED AS EXHIBIT B TO THE GRANT DEED RECORDED ON APRIL 30, 2012 AS INSTRUMENT NO. 21644400 OF OFFICIAL RECORDS OF SANTA CLARA COUNTY.

EXCEPTING THEREFROM ALL RIGHTS FOR WATER SUPPLY PURPOSES AND TO PUMP, TAKE OR OTHERWISE EXTRACT WATER FROM ANY SOURCES INCLUDING, BUT NOT LIMITED TO, THE UNDERGROUND BASIN OR ANY UNDERGROUND STRATA, PROVIDED, HOWEVER THAT NOTHING CONTAINED IN SAID INSTRUMENT SHALL BE DEEMED TO AUTHORIZE GRANTEE TO PUMP, TAKE OR OTHERWISE EXTRACT WATER THROUGH THE SURFACE OF THE REAL PROPERTY, AS

DESCRIBED IN THAT QUITCLAIM DEED AND AUTHORIZATION FROM LEGACY III AMERICA CENTER I, LLC, A DELAWARE LIMITED LIABILITY COMPANY TO THE CITY OF SAN JOSE, A MUNICIPAL CORPORATION OF THE STATE OF CALIFORNIA, RECORDED MARCH 13, 2009 AS INSTRUMENT NO. 20169095 OF OFFICIAL RECORDS.

LOT 2: (FEE SIMPLE)

ALL OF LOT TWO, AS SHOWN ON THAT CERTAIN MAP ENTITLED “TRACT NO. 10003 AMERICA CENTER”, WHICH MAP WAS FILED IN THE OFFICE OF THE RECORDER OF THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA ON DECEMBER 22, 2008, IN BOOK 829 OF MAPS AT PAGES 39 TO 45, INCLUSIVE.

EXCEPTING THEREFROM, THE FOLLOWING AREA:

BEGINNING AT THE COMMON CORNER OF SAID LOT TWO AND LOT THREE OF SAID TRACT MAP, WHICH CORNER IS THE NORTHERLY TERMINUS OF THE COURSE AND DISTANCE SHOWN AS “NORTH 36° 30’ 09” WEST, 220.91 FEET.”

THENCE LEAVING SAID POINT OF BEGINNING THE FOLLOWING FOUR (4) COURSES AND DISTANCES:

1.    NORTHERLY ALONG THE PROLONGATION OF SAID LINE, NORTH 36°30’09” WEST, 30.75 FEET;

2.    NORTH 53° 29’ 51” EAST, 270.00 FEET;

3.    NORTH 36° 30’ 09” WEST, 53.25 FEET;

4.    NORTH 53° 29’ 51” EAST, 60.00 FEET TO THE COMMON LINE OF SAID LOT TWO AND LOT THREE;

THENCE ALONG SAID COMMON LINE THE FOLLOWING TWO (2) COURSES AND DISTANCES:

1.    SOUTH 36° 30’ 09” EAST, 84.00 FEET;

2.    SOUTH 53° 29’ 5I” WEST, 330.00 FEET TO THE POINT OF BEGINNING.

ALSO SHOWN AS PARCEL D ON THE LOT LINE ADJUSTMENT PERMIT, FILE NO. AT 12-006, WHICH IS ATTACHED AS EXHIBIT B TO THE GRANT DEED RECORDED ON APRIL 30, 2012 AS INSTRUMENT NO. 21644400 OF OFFICIAL RECORDS OF SANTA CLARA COUNTY.

EXCEPTING THEREFROM ALL RIGHTS FOR WATER SUPPLY PURPOSES AND TO PUMP, TAKE OR OTHERWISE EXTRACT WATER FROM ANY SOURCES INCLUDING, BUT NOT LIMITED TO, THE UNDERGROUND BASIN OR ANY UNDERGROUND STRATA, PROVIDED, HOWEVER THAT NOTHING CONTAINED IN SAID INSTRUMENT SHALL BE DEEMED TO AUTHORIZE GRANTEE TO PUMP, TAKE OR OTHERWISE EXTRACT WATER THROUGH THE SURFACE OF THE REAL PROPERTY, AS

DESCRIBED IN THAT QUITCLAIM DEED AND AUTHORIZATION FROM LEGACY III AMERICA CENTER I, LLC, A DELAWARE LIMITED LIABILITY COMPANY TO THE CITY OF SAN JOSE, A MUNICIPAL CORPORATION OF THE STATE OF CALIFORNIA, RECORDED MARCH 13, 2009 AS INSTRUMENT NO. 20169095 OF OFFICIAL RECORDS.

LOT THREE: (FEE SIMPLE)

ALL OF LOT THREE, AS SHOWN ON THAT CERTAIN MAP ENTITLED “TRACT NO. 10003 AMERICA CENTER”, WHICH MAP WAS FILED IN THE OFFICE OF THE RECORDER OF THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA ON DECEMBER 22, 2008, IN BOOK 829 OF MAPS AT PAGES 39 TO 45, INCLUSIVE.

IN ADDITION THERETO, THE FOLLOWING AREA:

BEGINNING AT THE COMMON CORNER OF LOT TWO AND SAID LOT THREE OF SAID TRACT MAP, WHICH CORNER IS THE NORTHERLY TERMINUS OF THE COURSE AND DISTANCE SHOWN AS “NORTH 36° 30’ 09” WEST, 220.91 FEET.”

THENCE LEAVING SAID POINT OF BEGINNING THE FOLLOWING FOUR (4) COURSES AND DISTANCES:

1.    NORTHERLY ALONG THE PROLONGATION OF SAID LINE, NORTH 36°30’ 09” WEST, 30.75 FEET;

2.    NORTH 53° 29’ 51” EAST, 270.00 FEET;

3.    NORTH 36° 30’ 09” WEST, 53.25 FEET;

4.    NORTH 53° 29’ 51” EAST, 60.00 FEET TO THE COMMON LINE OF SAID LOT TWO AND LOT THREE;

THENCE ALONG SAID COMMON LINE THE FOLLOWING TWO (2) COURSES AND DISTANCES:

1.    SOUTH 36° 30’ 09” EAST, 84.00 FEET;

2.    SOUTH 53° 29 ‘51” WEST, 330.00 FEET TO THE POINT OF BEGINNING.

ALSO SHOWN AS PARCEL C ON THE LOT LINE ADJUSTMENT PERMIT, FILE NO. AT 12-006, WHICH IS ATTACHED AS EXHIBIT B TO THE GRANT DEED RECORDED ON APRIL 30, 2012 AS INSTRUMENT NO. 21644398 OF OFFICIAL RECORDS OF SANTA CLARA COUNTY.

EXCEPTING THEREFROM ALL RIGHTS FOR WATER SUPPLY PURPOSES AND TO PUMP, TAKE OR OTHERWISE EXTRACT WATER FROM ANY SOURCES INCLUDING, BUT NOT LIMITED TO, THE UNDERGROUND BASIN OR ANY UNDERGROUND STRATA, PROVIDED, HOWEVER THAT NOTHING CONTAINED IN SAID INSTRUMENT SHALL BE DEEMED TO AUTHORIZE GRANTEE TO PUMP, TAKE OR OTHERWISE EXTRACT WATER THROUGH THE SURFACE OF THE REAL PROPERTY, AS

DESCRIBED IN THAT QUITCLAIM DEED AND AUTHORIZATION FROM LEGACY III AMERICA CENTER II, LLC, A DELAWARE LIMITED LIABILITY COMPANY TO THE CITY OF SAN JOSE, A MUNICIPAL CORPORATION OF THE STATE OF CALIFORNIA, RECORDED MARCH 06, 2009 AS DOCUMENT NO. 20159266 OF OFFICIAL RECORDS.

LOT FOUR: (FEE SIMPLE)

ALL OF LOT FOUR, AS SHOWN ON THAT CERTAIN MAP ENTITLED “TRACT NO. 10003 AMERICA CENTER”, WHICH MAP WAS FILED IN THE OFFICE OF THE RECORDER OF THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA ON DECEMBER 22, 2008, IN BOOK 829 OF MAPS AT PAGES 39 TO 45, INCLUSIVE.

EXCEPTING THEREFROM, THE FOLLOWING AREA:

BEGINNING AT THE COMMON CORNER OF SAID LOT ONE AND LOT FOUR OF SAID TRACT MAP, WHICH CORNER IS THE EASTERLY TERMINUS OF THE COURSE AND DISTANCE SHOWN AS “SOUTH 53°29’51” WEST, 243.20 FEET.”

THENCE LEAVING SAID POINT OF BEGINNING THE FOLLOWING FIVE (5) COURSES AND DISTANCES:

1.    EASTERLY ALONG THE PROLONGATION OF SAID LINE, NORTH 53°29’51” EAST, 60.00 FEET;

2.    SOUTH 36°30’09” EAST, 135.50 FEET;

3.    NORTH 53°29’51” EAST, 63.00 FEET;

4.    SOUTH 36°30’09” EAST, 125.26 FEET;

5.    SOUTH 53°29’51” WEST, 123.00 FEET TO THE COMMON LINE OF SAID LOT ONE AND SAID LOT FOUR;

THENCE NORTHERLY ALONG SAID COMMON LINE, NORTH 36°30’09” WEST, 260.76 FEET TO THE POINT OF BEGINNING.

ALSO SHOWN AS PARCEL B ON THE LOT LINE ADJUSTMENT PERMIT, FILE NO. AT 12-006, WHICH IS ATTACHED AS EXHIBIT B TO THE GRANT DEED RECORDED ON APRIL 30, 2012 AS INSTRUMENT NO. 21644398 OF OFFICIAL RECORDS OF SANTA CLARA COUNTY.

EXCEPTING THEREFROM ALL RIGHTS FOR WATER SUPPLY PURPOSES AND TO PUMP, TAKE OR OTHERWISE EXTRACT WATER FROM ANY SOURCES INCLUDING, BUT NOT LIMITED TO, THE UNDERGROUND BASIN OR ANY UNDERGROUND STRATA, PROVIDED, HOWEVER THAT NOTHING CONTAINED IN SAID INSTRUMENT SHALL BE DEEMED TO AUTHORIZE GRANTEE TO PUMP, TAKE OR OTHERWISE EXTRACT WATER THROUGH THE SURFACE OF THE REAL PROPERTY, AS DESCRIBED IN THAT QUITCLAIM DEED AND AUTHORIZATION FROM LEGACY III AMERICA CENTER II, LLC, A DELAWARE LIMITED LIABILITY COMPANY TO THE CITY OF SAN JOSE, A MUNICIPAL CORPORATION OF THE STATE OF CALIFORNIA, RECORDED MARCH 6, 2009 AS DOCUMENT NO. 20159266 OF OFFICIAL RECORDS.

EASEMENT ESTATES:

PARCEL ONE-A:

A NON-EXCLUSIVE APPURTENANT EASEMENT FOR THE PURPOSES OF PUBLIC AND PRIVATE UTILITIES, AS CONVEYED BY GRANT OF EASEMENT FROM EXTENDED STAY CA, INC., A DELAWARE CORPORATION, RECORDED AUGUST 21, 2001 AS INSTRUMENT NO. 15835965 OF OFFICIAL RECORDS.

PARCEL ONE-B:

A NON-EXCLUSIVE APPURTENANT EASEMENT FOR A PEDESTRIAN SIDEWALK AND BICYCLE WAY, AS RESERVED BY WCSJ LLC, A DELAWARE LIMITED LIABILITY COMPANY IN THAT CERTAIN GRANT DEED RECORDED MAY 21, 2003 AS INSTRUMENT NO. 17056610 OF OFFICIAL RECORDS.

PARCEL ONE-C:

A NON-EXCLUSIVE APPURTENANT EASEMENT FOR THE PURPOSES OF PUBLIC AND PRIVATE UTILITIES, AS CONVEYED BY GRANT DEED OF EASEMENT FROM LINCOLN 237 ASSOCIATES LIMITED PARTNERSHIP, A CALIFORNIA LIMITED PARTNERSHIP, RECORDED DECEMBER 10, 2003 AS INSTRUMENT NO. 17520865 OF OFFICIAL RECORDS.

PARCEL ONE-D:

A NON-EXCLUSIVE APPURTENANT EASEMENT FOR THE PURPOSES OF STORM WATER DRAINAGE, AS CONVEYED BY GRANT DEED OF EASEMENT FROM LINCOLN 237 ASSOCIATES LIMITED PARTNERSHIP, A CALIFORNIA LIMITED PARTNERSHIP, AND UPON THE TERMS CONTAINED THEREIN, RECORDED DECEMBER 10, 2003 AS INSTRUMENT NO. 17520866 OF OFFICIAL RECORDS.

SAID EASEMENT HAS BEEN MODIFIED BY DOCUMENT ENTITLED “FIRST AMENDMENT TO GRANT DEED OF EASEMENT”, RECORDED DECEMBER 01, 2004 AS INSTRUMENT NO. 18122284 OF OFFICIAL RECORDS.

PARCEL ONE-E:

A PERPETUAL NON-EXCLUSIVE APPURTENANT EASEMENT FOR THE PURPOSES OF EMERGENCY ACCESS TO AND EGRESS TO GOLD STREET, INSTALLATION OF UTILITIES, AND INSTALLATION AND MAINTENANCE OF UTILITY FACILITIES, AS SET FORTH IN THAT CERTAIN DOCUMENT ENTITLED “RECIPROCAL EASEMENT AND MAINTENANCE AGREEMENT AND COVENANT TO PERFORM OBLIGATIONS”, RECORDED MAY 21, 2003 AS INSTRUMENT NO. 17056611 OF OFFICIAL RECORDS, AS AMENDED BY DOCUMENTS RECORDED DECEMBER 1, 2004 AS INSTRUMENT NO. 18122282 OF OFFICIAL RECORDS AND OCTOBER 31, 2006 AS INSTRUMENT NO. 19163509 OF OFFICIAL RECORDS.

PARCEL ONE-F:

EASEMENTS NOT ON LOT ONE, TWO, THREE OR FOUR AS CONVEYED BY AND DESCRIBED IN THAT CERTAIN DECLARATION AND AGREEMENT OF COVENANTS AND RESTRICTIONS OF AMERICA CENTER RECORDED DECEMBER 22, 2008, AS INSTRUMENT NO. 20074383 OF OFFICIAL RECORDS OF SANTA CLARA COUNTY.

PARCEL ONE-G:

A NON-EXCLUSIVE EASEMENT FOR PURPOSES OF VEHICULAR AND PEDESTRIAN INGRESS AND EGRESS, AS CONVEYED BY AND DESCRIBED IN THAT CERTAIN COMMON PRIVATE ROADWAY EASEMENT AGREEMENT RECORDED DECEMBER 22, 2008, AS INSTRUMENT NO. 20074384 OF OFFICIAL RECORDS OF SANTA CLARA COUNTY.

AS TO LOTS ONE AND FOUR ONLY, PARCEL ONE-H:

A NON-EXCLUSIVE EASEMENT FOR PURPOSES OF VEHICULAR AND PEDESTRIAN INGRESS AND EGRESS, AS CONVEYED BY AND DESCRIBED IN THAT CERTAIN “AMENDED AND RESTATED INGRESS/EGRESS EASEMENT AGREEMENT” RECORDED MAY 31, 2012, AS INSTRUMENT NO. 21690173 OF OFFICIAL RECORDS OF SANTA CLARA COUNTY.

PARCEL ONE-I:

ALL EASEMENTS NOT ON LOT ONE, TWO, THREE OR FOUR AS SHOWN ON THAT CERTAIN MAP ENTITLED “TRACT MAP NO. 10003 AMERICA CENTER” WHICH MAP WAS FILED IN THE OFFICE OF THE RECORDER OF THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA ON DECEMBER 22, 2008 IN BOOK 829 OF MAPS AT PAGES 39 TO 45, INCLUSIVE FOR EMERGENCY ACCESS, PRIVATE INGRESS AND EGRESS, PRIVATE STORM DRAINAGE, PRIVATE UTILITY, PRIVATE WATER LINE, AND PRIVATE STREETS SHOWN AS AMERICA CENTER COURT AND AMERICA CENTER DRIVE.

PARCEL ONE-J:

A NON-EXCLUSIVE APPURTENANT EASEMENT FOR INGRESS, EGRESS AND UTILITIES (BOTH PUBLIC AND PRIVATE) AS CONVEYED AND DESCRIBED AS PARCEL SIX IN THE GRANT DEED FROM CARGILL, INCORPORATED, A DELAWARE CORPORATION AND CARGILL, AS SUCCESSOR BY MERGER TO LESLIE SALT CO. TO WCSJ LLC, A DELAWARE LIMITED LIABILITY COMPANY, RECORDED OCTOBER 11, 2008 AS INSTRUMENT NO. 15419129 OF OFFICIAL RECORDS.

AS TO LOTS TWO AND THREE ONLY, PARCEL ONE-K:

A NON-EXCLUSIVE APPURTENANT EASEMENT FOR PEDESTRIAN AND VEHICULAR INGRESS AND EGRESS, AS SET FORTH IN THAT CERTAIN RECIPROCAL INGRESS/EGRESS EASEMENT AGREEMENT RECORDED MAY 31, 2012 AS INSTRUMENT NO. 21690174 OF OFFICIAL RECORDS.

AS TO LOT FOUR ONLY, PARCEL ONE-L:

A NON-EXCLUSIVE EASEMENT FOR PARKING, TOGETHER WITH RIGHTS OF INGRESS AND EGRESS THERETO, OVER THAT PORTION OF LOT THREE OF SAID TRACT 10003 AS CONTAINED IN THAT CERTAIN DOCUMENT ENTITLED, “COVENANT OF EASEMENT”, RECORDED DECEMBER 22, 2008 AS INSTRUMENT NO. 20074386 OF OFFICIAL RECORDS.

EXHIBIT A-3

OUTLINE OF THE PREMISES

6220 America Center Drive, 5th Floor
San Jose, Ca 95002

6220 America Center Drive, 6th Floor
San Jose, Ca 95002

EXHIBIT B-1

WORK AGREEMENT

This Work Agreement (the “Work Agreement”) is attached to and made a part of that certain Office Lease (“Lease”) executed concurrently herewith by and between US ER AMERICA CENTER 2, LLC, a California limited liability company (“Landlord”), and MCAFEE, LLC, a Delaware limited liability company (“Tenant”). The terms used in this Work Agreement that are defined in the Lease shall have the same meanings as provided in the Lease.

1.	General

1.1

Purpose. This Work Agreement sets forth the terms and conditions governing Tenant’s design, permitting and construction of tenant improvements to be installed in the Premises (the “Tenant Work”), Landlord and Tenant agree that this Work Agreement is not a construction contract and is merely one part of the Lease, which contains the overall agreement concerning Tenant’s use and occupancy of the Premises.

1.2

Construction Representatives. Landlord hereby appoints and Tenant hereby approves the following person as Landlord’s representative (“Landlord’s Representative”) to act for Landlord in all matters regarding the Tenant Work and Tenant hereby appoints and Landlord hereby approves the following person as Tenant’s representative (“Tenant’s Representative”) to act for Tenant in all matters regarding the Tenant Work:

Landlord’s Representative:	Tenant’s Representative:

Stacy McClaughry	Robert Peralta
SteelWave, LLC	McAfee, LLC
999 Baker Way, Suite 200	5000 Headquarter Dr.
San Mateo, CA 94404	Plano, TX 75024

All inquiries, requests, instructions, authorizations or other communications with respect to the Tenant Work shall be made to Landlord’s Representative or Tenant’s Representative, as the case may be, Authorizations made by Tenant’s Representative shall be binding and Tenant shall be responsible for all costs and actions authorized by Tenant’s Representative. Either party may change its representative at any time by written notice to the other party. Landlord shall not be obligated to respond to or act upon any plan, drawing, change order approval or other matter relating to the Tenant Work until it has been executed by Tenant’s Representative.

2.	Tenant Work Allowance.

2.1

Allowance for Tenant Work. Tenant shall receive as a credit against the actual Cost of the Tenant Work (as defined in this Paragraph) an amount up to $6,741,840,00 (the “Tenant Work Allowance”); provided, however, except as expressly provided in this Paragraph 2.1, the Tenant Work Allowance shall not be available for any portion of the Cost of the Tenant Work applicable to the purchase or installation of trade fixtures, equipment, furniture, furnishings, telephone and data equipment, Cabling, or other personal property, including, without limitation, any demountable walls that constitute movable systems. Landlord shall pay the Tenant Work Allowance directly to Tenant or, at Tenant’s option, to Tenant’s architect or Tenant’s general contractor, as the case may be. All costs of the Tenant Work in excess of the Tenant Work Allowance (“Tenant’s Contribution”) shall be payable by Tenant. The Tenant Work Allowance will be released in installments pro-rata with Tenant’s Contribution, based upon the proportion of the Cost of the Tenant Work that will be paid by the Tenant Work Allowance and the proportion of the Cost of the Tenant Work that will be paid by the Tenant’s Contribution, With each request for release of the Tenant Work Allowance, Tenant must provide Landlord with Tenant’s certification that the Tenant Work can be completed for the remaining pro-rata balance of the Tenant Contribution and Tenant Work Allowance “In-Balance Certification”). If for any reason Tenant cannot deliver the In-Balance Certification, Tenant shall modify the Project Budget (as defined in Paragraph 3.2) and increase Tenant’s Contribution, modify Tenant’s Work, re-bid elements of Tenant’s Work or take other actions so as to allow Tenant to issue the In-Balance Certification. Landlord may withhold release of the Tenant Work Allowance at any time that Tenant cannot deliver the In-Balance Certification until final completion of the Tenant Work. Upon final completion of the Tenant Work, Landlord will pay any unutilized portion of the Tenant Work Allowance to Tenant, subject to terms of Paragraph 2.2. “Cost of the Tenant Work” means all costs to be expended in connection with the construction of the Tenant Work, including but not limited to the following: (i) architectural and engineering fees incurred in connection with the preparation of the Tenant’s Plans (as defined in Paragraph 3.1); (ii) governmental agency plan check, permit and other fees (including any changes required by any governmental entity or authority having jurisdiction thereof); (iii) sales and use taxes, if any; (iv) insurance fees associated with the construction of the Tenant Work; (v) testing and inspecting costs; and (vi) the actual costs and charges for material and labor, contractor’s profit and contractor’s general overhead incurred in constructing the Tenant Work, plus Landlord’s administrative fee, which shall be three percent (3%) of the Tenant Work Allowance, unless SteelWave CDS, Inc. is selected as the general contractor pursuant to Paragraph 4, in which case Landlord will waive such administrative fee. The Tenant Work Allowance shall be available to Tenant through the date that is 18 months after the Date of Lease (“Allowance Deadline”). Landlord shall have no obligation to pay, reimburse or allow Tenant any right of offset to the extent of any unspent portion of the Tenant Work Allowance remaining on the Allowance Deadline.

2.2

Disbursement of Tenant Work Allowance for Tenant Work. Except as otherwise set forth herein, Landlord shall disburse portions of the Tenant Work Allowance by check once each month during the period of Tenant’s construction of the Tenant Work, commencing no sooner than thirty (30) calendar days after Tenant commences construction of the Tenant Work and provides Landlord written notice of such commencement of construction. The regular monthly Tenant Work Allowance disbursement date (the “Disbursement Date”) shall be the thirtieth (30th) day of each month.

No later than the fifteenth (15th) day of each month, Tenant shall deliver to Landlord a request for payment in form and content reasonably acceptable to Landlord which shall include, without limitation, (i) a certification by Tenant and Tenant’s architect of the percentage of completion of the Tenant Work; (ii) an itemization of the costs paid by Tenant’s Contribution until Tenant’s Contribution has been fully paid, together with invoices therefor; (iii) an itemization of new costs, together with invoices therefor, incurred by Tenant and not previously reimbursed by Landlord; (iv) unconditional lien waivers from all contractors and suppliers for all preceding payments (including the payment of Tenant’s Contribution) in the form required by California law and reasonably approved by Landlord, and conditional lien waivers from all contractors and suppliers for the current month’s requested payment (including the payment of Tenant’s Contribution) in the form required by California law and reasonably approved by Landlord; and (v) the In-Balance Certification. If Tenant fails to timely deliver the required information, Landlord shall disburse the Tenant Work Allowance to Tenant on or before the next following Disbursement Date, provided that Tenant has delivered the required information and except as otherwise provided under Paragraph 2.1 if Tenant is unable to deliver the In-Balance Certification.

On the Disbursement Date, Landlord shall disburse to Tenant a sum equal to the lesser of (i) “Landlord’s Share” (as hereinafter defined) less a ten percent (10%) retention; or (ii) the balance of any remaining available portion of the Tenant Work Allowance less a ten percent (10%) retention. “Landlord’s Share” shall mean a sum equal to the product obtained by multiplying the Tenant Work Allowance by the percentage of Tenant Work completed from the last Tenant’s architect certification date (including the certification date applicable to the portion of the Cost of the Tenant Work paid through Tenant’s Contribution), as such additional percentage is verified by Landlord, and as adjusted based on the In-Balance Certification in order that Landlord’s Share is released pro-rata with Tenant’s Contribution. Landlord shall have the right to withhold from any such disbursement of Landlord’s Share such amount as Landlord reasonably deems necessary to account for items of Tenant Work which are not acceptable in Landlord’s reasonable discretion. Disbursement by Landlord of a portion of the Tenant Work Allowance shall not be deemed to constitute a representation or warranty by Landlord that such work complies with the Tenant Plans (as hereinafter defined) or any governmental law, code or regulation and no third party may rely on such disbursement as evidence that the Tenant Work complies with same.

The sums retained by Landlord from each request for payment and the final installment payment of Landlord’s Share shall be paid by Landlord to Tenant within thirty (30) calendar days after the last to occur of: (i) final completion and acceptance of the Tenant Work by Landlord’s Representative after completion of all Punch-List Items (as defined in Paragraph 9); (ii) acceptance of the Tenant Work by all governmental agencies having authority therefore and issuance of a final unconditional certificate of occupancy; (iii) Tenant’s filing of a notice of completion in the form required by California law and reasonably approved by Landlord; (iv) delivery to Landlord of final unconditional mechanic’s lien releases from Tenant’s subcontractors, laborers, materialmen and suppliers with respect to the Tenant Work in the form required by California law and reasonably approved by Landlord; (v) Tenant’s delivery to Landlord of evidence of costs incurred in a form reasonably acceptable to Landlord; and (vi) Tenant’s delivery to Landlord of all contracts, warranties (including, without limitation, for labor, materials and equipment), operating manuals, descriptions and instructions for all equipment and systems, and a full set of final “as built” Construction Drawings and Specifications.

If a Lien is recorded against the Building or the Project or any stop notices are served on Landlord during the course of and in connection with the Tenant Work, then Landlord shall have the right to withhold from the Tenant Work Allowance a sum equal to one hundred twenty five percent (125%) of the claimed or disputed amount. Landlord shall have the right to make payment of the claimed or disputed sum directly to the claimant to cause the release of any Lien where said Lien has not been removed by the recordation of either a release of mechanic’s lien or a statutory lien release bond issued by a corporate surety reasonably acceptable to Landlord within ten (10) business days following the date Tenant receives notice of filing or delivery of the Lien.

3.	Design and Schedule.

3.1	Tenant Plans for Tenant Work.

(a)

Space Plan: The “Space Plan” as used herein shall mean a plan containing, among other things, a partition layout, door location and system furniture located in key spaces within the Premises. Landlord shall be responsible for the cost of Tenant’s initial test fit, up to but not exceeding $10,112.76, which cost shall be in addition to, and not a part of, the Tenant Work Allowance. Landlord shall pay such cost directly to Tenant’s architect within 30 days after Landlord’s receipt of the invoice for such test-fit.

(b)

Construction Drawings and Specifications: The “Construction Drawings and Specifications” as used herein shall mean the construction working drawings, the mechanical, electrical and other technical specifications, and the finishing details, including wall finishes and colors and technical and mechanical equipment installation, if any, all of which details the installation of the Tenant Work in the Premises sufficient for obtaining a building permit. The Construction Drawings and Specifications shall:

(i)	be compatible with the Building shell, and with the design, construction and equipment of the Building;

(ii)	comply with all applicable laws, codes and ordinances including the ADA, and the rules and regulations of all governmental authorities having jurisdiction over the Project;

(iii)	comply with all applicable insurance regulations and the requirements of the Board of Underwriters for a fire resistant Class A building;

(iv)	include locations of all Tenant Work including complete dimensions and provide for Tenant Work to fully build-out the entire Premises; and

(v)	conform to Landlord’s Building standard specifications attached as Exhibit B-2 (“Specifications”) unless Landlord approves deviations from such Specifications in Landlord’s sole discretion.

(c)

Except as specified by Landlord pursuant to Paragraph 8 hereof, all Tenant Work, whether covered by the Tenant Work Allowance or not, including, without limitation, Tenant Work which is permanently affixed to the Premises or alters the operational systems of the Building shall become the property of Landlord upon expiration or earlier termination of the Lease and shall remain on the Premises at all times during the Term.

The Space Plan and Construction Drawings and Specifications are collectively referred to as the “Tenant Plans.’”

3.2

Approvals by Landlord. Landlord has approved the following architects as Tenant’s architect: AP+I Design, NELSON, M Moser Associates, Ware Malcomb, RMW. If Tenant engages any other architect or engineers separately from the approved architects as Tenant’s engineer to generate the mechanical, electrical and plumbing plans, then such architects and engineers, as applicable, shall be subject to Landlord’s approval, which shall not be unreasonably withheld, conditioned or delayed. If Tenant desires to engage a different architect or engineer than those pre-approved in this Paragraph 3.2, then Landlord’s approval shall be required, but shall not be unreasonably withheld, conditioned or delayed. Tenant and Landlord have approved the Space Plan for the Fifth &Sixth Floor Premises attached as Exhibit B-4. All Tenant Plans, including, without limitation, the Space Plan for the First Floor Premises, for the Tenant Work shall be subject to Landlord’s prior written approval, which shall not be unreasonably withheld, except that Landlord shall have complete discretion with regard to granting or withholding approval of (a) all light fixtures, entry doors, interior doors, HVAC diffusers and demountable walls included in the Tenant Plans or (b) to the extent the Tenant Work included in the Tenant Plans (i) impacts the Building’s structure or systems, (ii) affects future marketability of the Building, (iii) would be visible from the

Common Areas or the exterior of the Building, (iv) is inconsistent with use of the Premises as a class A office building, or (v) does not fully build-out the entire Premises. Any changes, additions or modifications that Tenant desires to make to the Tenant Plans also shall be subject to Landlord’s prior written approval, which shall not be unreasonably withheld except as provided above for Building structure, system, marketability or appearance impact. The contract with Tenant’s general contractor shall be subject to Landlord’s prior written approval, which shall not be unreasonably withheld, except that Landlord shall have the right to withhold its approval in the event that the contract does not contain a budget for the Tenant Work (“Project Budget”), a written construction schedule (the “ Written Construction Schedule”) and a staging plan that identifies where in the Surface Lot and other Common Area located on the Land on which the Building is located that such general contractor will place its vehicles, equipment, materials, supplies or other property, to the extent not stored in the Building (“Staging Plan”). For purposes of this Work Letter, at any time that the prior written approval of the Landlord is required, Landlord’s approval or disapproval shall be given within 10 business days after receipt of such request, accompanied with the reasons for Landlord’s disapproval, if applicable.

3.3

Course of Construction. If the course of construction of the Tenant Work as set forth in the Written Construction Schedule is delayed for a time period equal to or greater than two weeks, then Landlord shall have the right to require a meeting with Tenant’s general contractor and appropriate consultants.

4.

Construction of Tenant Work. Following Landlord’s final approval of the Tenant Plans, Tenant shall use commercially reasonable efforts to obtain all building and other governmentally required permits within 60 days after Landlord’s approval. Following Tenant’s satisfaction of the conditions set forth in this Paragraph 4, Tenant shall commence and diligently proceed with the construction of the Tenant Work in accordance with the Written Construction Schedule. Landlord and Tenant acknowledge that Tenant shall hire its own general contractor or contractors to complete the Tenant Work in accordance with this Work Agreement. The Tenant Work shall be conducted with due diligence, in a good and workmanlike manner befitting a first class office building, and in accordance with the Tenant Plans, the Lease, this Work Agreement and all applicable laws, codes, ordinances and rules and regulations of all governmental authorities having jurisdiction.

In addition to Tenant’s indemnity obligations under the Lease, Tenant hereby agrees to indemnify Landlord and hold Landlord harmless from any and all Claims for personal or bodily injury and property damage that may arise from the performance of the Tenant Work, whether resulting from the negligence or willful misconduct of its general contractors, subcontractors or their respective Agents. Tenant and its contractors and subcontractors shall execute such additional documents as Landlord deems reasonably appropriate to evidence said indemnity and in order to indemnify, protect, hold harmless and defend (by counsel acceptable to Landlord) Landlord, its affiliates and each of their respective Agents, successors and assigns, from and against any and all claims, damages, penalties, fines, liabilities and cost (including reasonable attorneys’ fees and court costs) to the extent caused by or arising out of (i) a violation of the prohibitions set forth in

Section 9.2 of the Lease by such contractors, subcontractors or their respective Agents or (ii) the presence or release of any Hazardous Materials on, from, under or about the Premises, the Project or other properties as the result of such contractors, subcontractors or their respective Agents’ use, storage, release, disposal, transport or handling of such Hazardous Materials at the Premises.

Notwithstanding the foregoing, Tenant shall not commence the Tenant Work until Tenant has delivered at least 30 days’ prior written notice to Landlord and the following conditions are satisfied:

(a)

Insurance. Prior to construction, Tenant shall provide Landlord with an original certificate and a certified copy of the policy, together with appropriate endorsement(s) and other documents, of All-Risk Builder’s Risk Insurance (the “Builder’s Risk Insurance Policy”), subject to Landlord’s reasonable approval, in the minimum amount of the replacement cost of the Tenant Work issued by a company or companies acceptable to Landlord and authorized to do business in California, covering the Premises, with premiums prepaid, and which names the Landlord as loss payee. Said policy shall insure the Tenant Work and ail materials and supplies for the Tenant Work stored on the Premises (or at any other sites) against loss or damage by fire and the risks and hazards insured against by the standard form of extended coverage, and against vandalism and malicious mischief, and such other risks and hazards as Landlord may reasonably request. Said insurance coverage shall be for 100% of replacement cost, including architectural fees. The Builder’s Risk Insurance Policy shall contain a provision that the insurance company waive the rights of recovery or subrogation against the Landlord, its Agents, Mortgagee, co-tenants, co-venturers, affiliates, and their insurer.

(b)

Approved Contractors and Estimate. Tenant shall bids for contracts for the Tenant Work from at least three (3) general contractors, including SteelWave CDS, Inc., and three (3) subcontractors, materialmen and suppliers per trade, which contractors and subcontractors shall be selected by Tenant and approved by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed. Furthermore, Landlord shall recommend one of the three (3) mechanical, electrical and plumbing subcontractors per trade from which bids are to be solicited.

(c)

Governmental Permits. Tenant shall obtain all building permits and other appropriate permits and licenses from the appropriate agency or office of any governmental or regulatory body having jurisdiction over the Premises and which are required for the construction of the Tenant Work.

(d)

Additional Insurance. Tenant shall provide Landlord with the required evidence of satisfaction of the insurance requirements set forth in Exhibit B-3 attached hereto in the form meeting the requirements of Exhibit B-3 attached hereto.

(e)	Accepted Contract and Bid. Tenant’s acceptance of the general contractor’s bid shall be subject to Landlord approval, which shall not be unreasonably withheld,

conditioned or delayed if such bid is complete and representative of all the work and materials required to construct the Tenant Work. Landlord acknowledges and agrees that Tenant is not obligated to select the lowest bid. Landlord and Tenant may also consider, among other things, the amount of the bid, construction time, availability and reputation of and prior business dealings with such general contractor. Tenant shall provide Landlord with a copy of the contract entered into with the general contractor, which shall include the Project Budget, Written Construction Schedule, the indemnity agreements required under this Work Agreement, the requirement to comply with the insurance requirements set forth in Exhibit B-3 and the names of all subcontractors, materialmen and suppliers. Tenant shall further provide Landlord with a copy of the contract for the architect, engineer and other design professionals, as applicable, and the contract for other vendors involved in the execution of the Tenant Work (which may be in the form of a purchase order or work authorization).

5.

Change Orders. If Tenant desires any change or addition to the Tenant Work after Tenant’s and Landlord’s approval of the Construction Drawings and Specifications, Tenant shall provide Landlord with a request for a “Proposal for Change”, including a change quotation containing the scope of the work, the cost, and the delay in Substantial Completion. If Landlord approves such Proposal for Change, Tenant shall issue a “Change Order”. Landlord’s approval of a Change Order shall not be unreasonably withheld, unless the Change Order involves work which, when completed, (i) could impact the Building’s structure or systems, (ii) could affect future marketability of the Building, (iii) would be visible from the Common Areas or the exterior of the Building, (iv) are inconsistent with use of the Premises as a class A office building or (v) would result in Tenant Work that does not fully build-out the entire Premises.

6.

Cooperation With Other Tenants. Tenant shall promptly remove from the Surface Lot and other Common Areas any vehicles, equipment, materials, supplies or other property of Tenant or contractors deposited in the Surface Lot and other Common Areas during the construction of the Tenant Work. The parties recognize and acknowledge that the Tenant Work constitutes a major construction project that may require scheduling of access to the Project and Building and may cause disruption customary to comparable construction projects. Tenant will exercise reasonable care to require that its contractors adhere to the Written Construction Schedule and Staging Plan and not unreasonably disrupt or allow disruption to existing Project tenants’ parking vehicles and pedestrian access, nor allow unreasonable disruptions of mechanical, electrical, telephone and plumbing services serving any space in the Project occupied by other tenants nor unreasonably interrupt the normal business operation of any other tenant at the Project.

7.

Inspection by Landlord. Landlord shall have the right to inspect the Tenant Work at all reasonable times upon prior notice to Tenant. Landlord’s failure to inspect the Tenant Work shall in no event constitute a waiver of any of Landlord’s rights hereunder nor shall Landlord’s inspection of the Tenant Work constitute the Landlord’s approval of same.

8.	Removal of Tenant Improvements. Portions of the Tenant Work, as reasonably determined by Landlord to be specialized Tenant Work (including, without limitation, floor and ceiling mounted auxiliary air conditioning units, non-building standard fire suppression/control systems, computer rooms, auditoriums, laboratories, and Cabling), shall, at the election of Landlord either be removed by Tenant at its expense before the expiration of the Term or shall remain upon the Premises and be surrendered therewith at the Expiration Date or earlier termination of this Lease as the property of Landlord without disturbance, molestation or injury. Landlord must make such election by written notice to Tenant delivered on or before the later of the date on which Landlord and Tenant approve the Construction Drawings and Specifications or applicable Change Orders. If Landlord requires the removal of all or part of said Tenant Work, Tenant, at its expense, shall repair any damage to the Premises or the Building caused by such removal and restore the Premises to its condition prior to the installation of such Tenant Work. If Tenant fails to remove said Tenant Work upon Landlord’s request, then Landlord may (but shall not be obligated to) remove the same and the cost of such removal, repair and restoration, together with any and all damages which Landlord may suffer and sustain by reason of the failure of Tenant to remove the same, shall be charged to Tenant and paid upon demand. All Cabling installed by Tenant inside any of the interior walls of the Premises, above the ceilings of the Premises, in any portion of the ceiling plenums above or below the Premises, or in any portion of the common areas, including but not limited to any of the shafts or utility rooms of the Building, shall be clearly labeled or otherwise identified as having been installed by Tenant. All Cabling installed by Tenant shall comply with the requirements of the National Electric Code and any other applicable fire and safety codes. Upon the expiration or earlier termination of this Lease, unless Landlord consents, in its sole discretion, to a request by Tenant not to remove such Cabling, Tenant shall remove all Cabling installed by Tenant anywhere in the Premises or the Building in accordance with the Lease to the point of the origin of such Cabling, and repair any damage to the Premises or the Building resulting from such removal.

9.

Completion of Tenant Work. “Substantial Completion” of the Tenant Work shall be conclusively deemed to have occurred as soon as the Tenant Work to be installed by Tenant pursuant to this Work Agreement has been constructed in accordance with the approved Construction Drawings and Specifications and approved Change Orders, except for items reasonably acceptable to Landlord and Tenant, including but not limited to minor or insubstantial details of construction, decoration or mechanical adjustment, the lack of completion of which will not materially interfere with Tenant’s permitted use of the Premises (“Punch List Items”). Tenant shall notify Landlord in wilting when the Tenant Work has been Substantially Completed. Landlord shall thereupon have the opportunity to inspect the Tenant Work in order to determine if the Tenant Work has been Substantially Completed and approve the identified Punch List Items. If the Tenant Work has not been Substantially Completed, Landlord shall immediately following inspection, provide Tenant with written notification of the items deemed incorrect or incomplete. Tenant shall forthwith proceed to correct the incorrect or incomplete items. Notwithstanding anything to the contrary, the Tenant Work shall not be considered suitable for review by Landlord until all designated or required governmental inspections, permits and certifications necessary for the Tenant Work, including, but not limited to final inspection by the governing jurisdiction, have been made, given and/or posted. Tenant shall complete any Punch List Items within 30 days after Substantial Completion.

10.

Third Party Beneficiary. Tenant agrees and acknowledges that Landlord shall be included as a third party beneficiary under any and all agreements between Tenant and its contractors, together with any warranties pursuant to the same, which agreements and warranties shall be fully assignable to Landlord and permit Landlord to enforce such warranties and agreements, including, without limitation, in a court of competent jurisdiction.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, Landlord and Tenant have executed this Work Agreement as of the Date of Lease.

TENANT:

MCAFEE, LLC,
a Delaware limited liability company

By:	/s/ Michael Berry
Name:	Michael Berry
Title:	Chief Financial Officer

Date:

LANDLORD:

US ER AMERICA CENTER 4, LLC,
a California limited liability company

By:	US America Center 3 & 4 Development JV, LLC, a
Delaware limited liability company,
its sole and managing member

	By:	SW AC GP, LLC,
a Delaware limited liability company,
its managing member

		By:	SteelWave, LLC,
a Delaware limited liability company,
its managing member

			By:	/s/ Rick Wada
			Name:	Rick Wada
			Title:	Vice President

			Date:	April 10, 2019

EXHIBIT B-2

AMERICA CENTER II INTERIOR IMPROVEMENT SPECIFICATIONS

PARTITIONS

A.	DEMISING PARTITION AND CORRIDOR WALLS

1.	3-5/8” (or match existing) - 20 gauge metal studs - 24” on center maximum from floor to ceiling grid. (Provide backing for cabinet as required)

2.	5/8” Type ‘X’ gypsum wallboard one layer each side of studs, fire taped only.

3.	Height from floor to ceiling grid.

4.	Seismic bracing per code.

5.	Two rows of continuous acoustical sealant - bottom tracks. R-l 1 batt type fiberglass insulation between studs

Note:

-All partitions to be paint finished on smooth surfaces GA-214, level 4 smoothness.

-One hour rated walls where required based on occupancy group.

-All interior 1-hour corridors to be tunnel construction in compliance with UBC requirements for one- hour fire rated assembly.

B.	TYPICAL INTERIOR PARTITION (Non rated)

1.	3-5/8” (or match existing) - 20 gauge metal studs - 24” on center maximum. (provide backing for wall mounted cabinetry or equipment as required).

2.	5/8” Type ‘X’ gypsum wallboard one layer each side of studs.

3.	Height from floor to ceiling grid - approximately 9’-6” on floor 2-5 or 10’-0” on floors 1 &6, regular ceiling tiles must be scribed

4.	Seismic bracing per code.

5.	All exterior corners with corner beads. All exposed edges finished with metal trim.

Note:

-All partitions to be paint finished on smooth surfaces GA-214, level 4 smoothness.

-Partitions must connect to building mullions or walls. Mechanical fasteners to mullions shall not be allowed.

Tenant may utilize architectural demountable partition walls for interior partitions

C.	PERIMETER DRYWALL (if necessary above glazing)

1.	2-1/2” - 25 gauge metal studs 24” on center to 6” above suspended ceiling

2.	5/8” Type ‘X’ gypsum wallboard one layer on one side.

3.	Height - top of glazing to 6” above ceiling grid or to underside of structure at open ceiling areas

4.	All exterior corners with corner beads.

Note:

-All partitions to be paint finished on smooth surfaces GA-214, level 4 smoothness.

D.	COLUMN FURRING

1.	5/8” Type ‘X’ gypsum wallboard, one layer on 2 14” -25 gauge metal studs, UNO.

2.	Height - floor slab to 2” above ceiling grid, full height at open ceiling areas.

3.	All exterior corners with corner beads.

Note:

-All partitions to be paint finished on smooth surfaces GA-214, level 4 smoothness.

E.	INSULATION

1.	Insulation at all perimeter walls (if any) and roof per specifications

F.	FIRE BLOCKING

1.	2-1 /2” 20 Gauge metal studs.

2.	5/8” gypsum wallboard one layer on one side.

3.	Height-from top of suspended ceiling to structure above as required by code.

4.	Locate as required by code for the proposed tenant space plans.

G.	PAINTING

1.	All gypsum board walls to receive a prime coat (hi-build PVA sealer) and two (2) coats to cover of ‘carefree’ flat finish paint or equal.

2.	Semi-gloss paint at all kitchens, and restrooms.

DOORS, FRAMES AND HARDWARE

A.	SUITE ENTRY DOORS-FIRE RATED AS REQUIRED BY OCCUPANCY AND CODE REQUIREMENTS

QTY	SUBTYPE	ITEM DESCRIPTION
8	Hinges (4 pair per door)	Hager
I	Lockset	Schlage L series, 17 lever (Sparta), 626 finish, IC cylinder
1	Auto Flush Bolt	942 626 DCI
1	Dust Proof Strike	80 626 DCI
2	Door Stops	Glynn Johnson FBI3, floor dome
1	Closer	LCN #4111 (where required)

Tenant will make every effort to meet Landlord Suite Entry Doors specification except where Tenant security requirements cannot be met.

B.	INTERIOR GLAZING

1.	(a)1⁄4” thick clear tempered glass in non-rated, prefinished frames by Western Integrated frames with aluminum trim. Frame to be factory finished; Color: Satin Aluminum

(b)	1⁄4” thick clear tempered glass in non-rated, M-121 glass stops; Color: Satin Aluminum

2.	1⁄4” thick tempered safety glass where required per code.

3.	Return gypsum board into opening at both sides, provide metal corner bead all around opening. Finish to match wall,

4.	Provide two 20 Ga. Metal studs fastened at 12” O.C. back-to-back at jambs and head (minimum) as per detail. Provide seismic brace per code.

Note:

-All office doors to have a minimum 2’-0” wide by full height (inside window frame to inside window frame) sidelights where possible. At areas where less than 2’-0” is available, provide maximum. Sidelight frames to be integral with doorframes.

Tenant may install architectural demountable glazing panels varying form specifications above.

SUSPENDED ACOUSTICAL CEILING

Note: Tenant ceiling height at 10’-0” or 9’-6” (installed at top of top exterior window mullion)

1.	Grid: Armstrong, Suprafine XL 9/16” 2’x4’. Finish: White Matte. Suspension System with wire suspension and seismic bracing per code or equivalent

2.	Tile: Rockfon Tropic Square Tegular Narrow, 2’x4’x5/8” or equivalent.

3.	Seismic bracing per code.

4.	Seismic wires for lighting and electrical to be provided by acoustical ceiling contractor.

Option open ceiling treatment:

All areas open to structure based on tenant’s program requirement shall have “the finish appearance” including electrical wiring, low voltage wiring, mechanical ducting and surface treatment.

WINDOW COVERINGS (Only if required by tenant)

1.	Exterior Window covering - roller shades by Mechosystems: Mecho/5 or Mecho SlimLine.

2.	Window coverings to be sized to fit inside window module. Fasten to top horizontal mullions only.

FIRE SPRINKLER SYSTEM

1.

A pre-zoned sprinkler will be provided in all areas. Head locations will be determined by a pre-zoned master layout. Modification of sprinkler locations and piping, due to specific tenant layout, will be at tenant’s cost. Semi-recessed pendent sprinkler heads with white escutcheon. Sprinkler to be centered in tile.

2.	Fire Sprinkler coverage light hazard, .33 gpm / 3,000 SF in shell and modified per improvement pending code approval.

3.	Gyp Board Ceilings: Fully recessed with cap at gypsum board ceiling. Reliable Model F4FR Concealed automatic sprinkler with V” - 1 ‘/2” adjustment - White

SIGNAGE

Refer to Landlord

CABINETRY

TENANT SUITE FINISH MATERIALS

A.	PAINT (eggshell finish within tenant spaces, market ready and common areas)

Field Color: #KMW57-1 Cloud White or #46 Acoustic White by Kelly-Moore or equal.

Note: Accent colors within open areas may be used at designer’s discretion

B.	FINISH STANDARD

Carpet:

Installation:	Direct Glue Down

Optional upgrade per lease:
Polished Concrete	Ultraflor
Level B / Medium Gloss (41-55)
Level 1 cut (cream finish)

HEATING, VENTILATION AND AIR CONDITIONING

Furnish and install all materials and equipment necessary to provide complete and usable air conditioning systems in tenant spaces including, but not necessarily limited to, the following:

A.	Requirements shall be in accordance with title 24 and all other applicable codes.

B.	CEILING DIFFUSER SPECIFICATION

C.	THERMOSTATS

D.	SUBMITTALS

ShowstopperNote: Install BTU meters for any condenser water usage at tenant cost.

ELECTRICAL

1.	GENERAL

a.

All work, material or equipment shall comply with the codes, ordinance and regulations of the local government having jurisdiction, including Title 24 and any participating government agencies having jurisdiction.

b.	11OV duplex outlet in demising or interior partitions only, as Manufactured by Leviton or equal. Color: White

c.

Maximum eight outlets per 20 amps 3 phase 4-wire circuit, spacing to meet code requirements. Minimum 2 per: office(l quad with drop for voice/data and 1 duplex on opposite wall), conference room, reception, 2 dedicated over cabinet at break room; junction boxes above ceiling for large open area with furniture partitions.

d.

Contractors to inspect electric room and base building Electrical drawings to include all necessary metering, connections and additional equipment, i.e., panels and transformers, if needed. Base building provides one (1) power panel and one (1) lighting panel per electrical room.

e.	Note: Install electric meter for any above-standard electrical usage at Tenant Cost.

2.	RACEWAYS

a.	Conduit shall be rigid galvanized steel (RGS), electrical metallic tubing (EMT), metal clad (MC) cable, polyvinyl, chloride (PVC), and flexible or liquid tight flexible conduit.

b.	Type ‘AC’ and ‘NM’ cable are not acceptable.

c.	Support per seismic zone 4 requirements.

3.	WIRING DEVICES

a.	Receptacles, toggle switches and coverplates shall be white (dedicated- gray) - Leviton. Mount so that the center of the receptacles is no less than 15” AFF.

b.

Maximum eight (8) outlets per 20 amp 3 phase 4-wire circuit. Spacing to meet code requirements. Amounts to be two duplex outlets per small and three for large private office, storage room and conference room. One dedicated outlet per copy room; one dedicated 20-amp outlet per telephone panel and one 20-amp circuit per 200 square foot of open area for workstations.

c.	All workstation hardwire connections to be building power to be supplied by tenant.

d.	Transformers to be a minimum of 20% or over required capacity shall be K-=rated dry type.

e.	Contractors to inspect electric room and base building electrical drawings to include all necessary metering and connections.

f.	No aluminum wiring is acceptable. AC and NM cable is not to be used.

g.	Provide separate neutrals for each circuit. Use stranded wire for each circuit. Use copper conductors only, no exception.

h.	Switch assembly to be Wattstopper or Leviton or equivalent.

i.	Motion sensors, day lighting controls as required by lighting management system and by Title 24.

4.	TELEPHONE / DATA OUTLETS

a.

One (1) single box to house phone/data jack with pull string from outlet box to area above T-bar ceiling with cover plate per office; Two (2) boxes to house phone/data jack with pull string from outlet box to area above T-bar ceiling with cover plate per large open area. Cover plate finish required: white, supplied by tenant’s Telcom contractor.

b.

Cable service installation for phone and data outlets by tenant’s telephone/data vendors at tenant’s cost. Additional outlets and cover plates to be provided by tenant’s vendors at tenant’s cost. In speculative office suites, contractor to provide and install blank cover plates.

c.	Telephone panel boards to be located within tenant space and to be surface mounted.

5.	TRANSFORMERS

a.	Transformers shall be UL listed and suitable for the application- NEMA 1 or 3 R.

b.	Transformers shall be 480V (primary) - 20by/120V (secondary), rated for 80 C rise above an ambient temperature of 40 C.

c.	Support for seismic zone 4 requirements.

d.	Acceptable manufacturers shall be General Electric, Cutler-Hammer, Siemens, Square D, or Westinghouse.

6.	PANEL BOARDS

a.	Panel boards shall be UL listed and suitable for the application- NEMA 1 or 3R.

b.	All circuit breakers shall be molded case, bolt-on type.

c.	Support per seismic zone 4 requirements.

d.	Acceptable manufactures shall be General Electric, Cutler-Hammer, Siemens, Square D, or Westinghouse.

7.	LIGHT FIXTURES

a.	Support per seismic zone 4 requirements.

b.	Quantities and locations per plans.

8.	LIGHT CONTROL/SWITCHING

9.	EXIT SIGNS

a.	Edge lite with recessed ceiling mount, floating green letters on a clear panel with LED Technology, by Dualite or equivalent.

b.	Quantities and locations per exiting and lighting plans.

c.	Single or double face and directional arrows per lighting plans.

MISCELLANEOUS

1.	FIRE CAULKING

a.	General Contractor is responsible for all fire caulking required by any and all work done during the process of construction.

2.	PLUMBING

a.	Shall comply with all local codes and disabled code requirements..

b.	Plumbing bid shall include 5 gallon minimum hot water heater, or insta-hot with mixer valve including all connections, located within tenant’s suite.

THE END

EXHIBIT B-3

INSURANCE REQUIREMENTS

Tenant must provide Landlord with written evidence of the following minimum insurance requirements. In no way do the following minimum requirements limit the liability assumed elsewhere in the Work Agreement or the Lease, as amended.

A.	Commercial General Liability

1.

Commercial General Liability: Form providing coverage not less than that of the occurrence form ISO CG 00 01 0413 Standard Commercial General Liability Insurance, including but not limited to bodily injury, property damage, personal injury, advertising injury, independent contractors’ products—completed operations (construction risks only) (including Completed Operations for a period of not less than three (3) years—construction risk only), Broad Form Property Damage explosion, collapse and underground, where applicable, and incidental malpractice. For those contractors selling/manufacturing products, Commercial General Liability coverage should be specifically endorsed to include products liability.

2.	Contractual Liability, blanket basis insuring the liability assumed under this Work Agreement.

3.	Combined Limits of Liability: $1,000,000 each occurrence, $1,000,000 aggregate.

B.	Commercial Auto Policy

1.	Commercial Auto Policy form, including all Owned, Non-Owned, Hired Vehicles and Leased Vehicles.

2.	Limits of Liability: Combined limits of $1,000,000 per occurrence.

C.	Umbrella Liability

Such insurance shall provide coverage with limits of not less than $10,000,000 per occurrence, $10,000,000 aggregate, in excess of the underlying coverages listed in Paragraphs A and B above and D(2) below.

D.	Workers’ Compensation and Employer’s Liability

1.	Statutory requirements in the State in which the Locations are located, to include all areas involved in operations covered under this Work Agreement.

2.	Coverage “B” - Employer’s Liability, not less than $1,000,000 limit.

E.	Professional Liability (Errors and Omissions)

Such insurance shall cover damage by reason of any acts, errors or omissions committed or alleged to have been committed by the contractor or by anyone for whose acts the contractor is liable, with minimum limits of no less than $1,000,000 per occurrence and $1,000,000 in the aggregate for all claims each policy year. Such insurance shall have deductible or self-insured retention not in excess of $10,000.

F.	Contractors Pollution Liability Coverage

1.	Required for any contractor, subcontractor, supplier, vendor, or consultant that uses, stores, handles, releases, transports or disposes of Hazardous Materials or any other pollutants.

2.	Limits of Liability - $ 1,000,000 each occurrence, with a deductible not to exceed $ 100,000.

ADDITIONAL REQUIREMENTS

1.	The amount and types of insurance coverages required herein shall not be construed to be a limitation of the liability on the part of the contractor any of its subcontractors.

2.	If requested by Landlord, a certified copy of the actual policy(s) with appropriate endorsement(s) and other documents shall be provided to Landlord.

3.

Landlord and its Representatives (as defined below) shall be included as Additional Insureds on all coverages provided by the contractor as listed in Paragraphs A (pursuant to an ISO Endorsement Form CG 2010 1185, or its equivalent, or, in the alternative, both ISO Endorsement Forms CG 2010 1001 Ongoing Operations and CG 2037 1001 Completed Operations), B, C and F above.

4.

Tenant shall require the same primary minimum insurance requirements, as listed above, from its subcontractors and suppliers and they shall also comply with the additional requirements listed herein. Contractor must obtain a certificate of insurance from each subcontractor before they commence any Tenant Work. Landlord reserves the right to request copies of subcontractor certificates from the contractor when deemed necessary as a result of compliance audits.

5.

All insurance coverages required as herein set forth shall be primary and at the sole cost and expense of Tenant, contractor, subcontractor, or suppliers, and all deductibles, premium payments, self-insured retention or claims fees shall be assumed by, for the account of, and at the sole risk of Tenant, contractor, subcontractor or supplier. Lack of compliance with these insurance requirements permit Landlord to take out and maintain insurance coverages on behalf of contractor and Tenant agrees to furnish all necessary information thereof and to pay the cost thereof to Landlord immediately upon presentation of a bill. Insurance coverages will be subject to Landlord’s approval of adequacy of protection in a form and carrier acceptable to Landlord with a minimum rating of A-:VII or higher.

6.

Except where prohibited by law, each of the policies shall contain appropriate clauses pursuant to which the respective insurance carriers waive all rights of subrogation with respect to losses payable under such policies.

7.

Each of the policies shall contain an endorsement pursuant to which each Landlord shall be given at least 30 (thirty) days prior written notice of cancellation of or any material change in the policy for any reason except cancellation for non-payment in which event at least ten (10) days prior written notice shall be given.

8.

A Certificate of Insurance evidencing all of the above (together with a copy of the endorsements described in Section 7 above) must be presented to Landlord prior to commencement of the Tenant Work and 30 (thirty) days prior to policy renewal. The description section of the certificate will state the following:

“Re: America Center 4. US ER AMERICA CENTER 4, LLC, a California limited liability company (“Certificate Holder”), and its respective owners, members, managers, partners, shareholders and affiliates and their officers, directors, employees, agents, and representatives (collectively, “Representatives”) are Additional Insureds on CGL, Auto and Umbrella. The insurance is primary to any insurance that may be carried by Certificate Holder and its Representatives and includes contractual liability in support of indemnification clause. A waiver of subrogation is granted in favor of Certificate holder and Representatives in accordance with the policy provisions of the CGL, Auto, Umbrella and Workers Compensation policies as required by written contract.”

EXHIBIT B-4

SPACE PLAN

[Attached]

5TH FLOOR PROPOSED FLOOR PLAN
SCALE: N.T.S.

PROGRAMMING

COLOR	SPACE TYPE	PROPOSED QTY:	COLOR	SPACE TYPE	PROPOSED QTY:
	30"X72" SIT/STAND WORKSTATION	304		COLLABORATION	6
	HOT SEAT	7		PHONE BOOTHS	8
	PRIVATE OFFICE (10X12)	7		STORAGE	7
	CONFERENCE A (6-7)	4		MOTHERS ROOM	1
	CONFERENCE B (8-12)	6		BREAK ROOM	1
	CONFERENCE C (Approx. 18)	1		SECURITY/RECEPTION	1
	IT HELP DESK	1			

LEGEND

- INDICATES AREA OF WORK
- NOT IN SCOPE
- EXIST. PARTITION
- NEW PARTITION
- EXIST. DOOR
- NEW DOOR

NOTES

1. EXISTING CONDITIONS TO BE VERIFIED TO ENSURE ALL LOCAL AND NATIONAL CODE REQUIREMENTS ARE MET.
2. CARPET AND PAINT SPECIFICATIONS TO BE PROVIDED BY MCAFEE.
3. SPECIFICATION FOR NEW FURNITURE TO BE PROVIDED BY MCAFEE. EXISTING FURNITURE TO BE RELOCATED AS SHOWN.
4. PREMISES AND COMMON AREAS TO COMPLY WITH AMERICANS WITH DISABILITIES ACT (ADA) REGULATIONS AND REQUIREMENTS.
5. C&W IS NOT A LICENSED ARCHITECTURAL FIRM. ALL DESIGN MANAGEMENT WORK MUST BE SUBMITTED TO A CLIENTS LICENSED ARCHITECT FOR REVIEW AND APPROVAL BEFORE CONSTRUCTION.

CUSHMAN & WAKEFIELD

America Center – Potential Relo. Rev 1
5th Floor
Santa Clara, CA

McAfee

1of1

6TH FLOOR PROPOSED FLOOR PLAN
SCALE: N.T.S.

PROGRAMMING

COLOR	SPACE TYPE	PROPOSED QTY:	COLOR	SPACE TYPE	PROPOSED QTY:
	30"X72" SIT/STAND WORKSTATION	264		COLLABORATION	9
	HOT SEAT	7		PHONE BOOTHS	3
	PRIVATE OFFICE (10X12)	21		STORAGE	4
	CONFERENCE A (6-7)	2		MOTHERS ROOM	1
	CONFERENCE B (8-12)	3		BREAK ROOM	1
	CONFERENCE C (Approx. 18)	1		EBC/TELEPRESENCE	1
	IDF ROOM	1		MULTI-PURPOSE/INNOVATION	1

LEGEND

- INDICATES AREA OF WORK
- NOT IN SCOPE
- EXIST. PARTITION
- NEW PARTITION
- EXIST. DOOR
- NEW DOOR

NOTES

1. EXISTING CONDITIONS TO BE VERIFIED TO ENSURE ALL LOCAL AND NATIONAL CODE REQUIREMENTS ARE MET.
2. CARPET AND PAINT SPECIFICATIONS TO BE PROVIDED BY MCAFEE.
3. SPECIFICATION FOR NEW FURNITURE TO BE PROVIDED BY MCAFEE. EXISTING FURNITURE TO BE RELOCATED AS SHOWN.
4. PREMISES AND COMMON AREAS TO COMPLY WITH AMERICANS WITH DISABILITIES ACT (ADA) REGULATIONS AND REQUIREMENTS.
5. C&W IS NOT A LICENSED ARCHITECTURAL FIRM. ALL DESIGN MANAGEMENT WORK MUST BE SUBMITTED TO A CLIENTS LICENSED ARCHITECT FOR REVIEW AND APPROVAL BEFORE CONSTRUCTION.

CUSHMAN & WAKEFIELD

America Center – Potential Relo.
6th Floor
Santa Clara, CA

McAfee

2of2

EXHIBIT C

RULES AND REGULATIONS

1.    No part or the whole of the sidewalks, plaza areas, entrances, passages, courts, elevators, vestibules, stairways, corridors or halls of the Project shall be obstructed or encumbered by Tenant or used for any purpose other than ingress and egress to and from the Premises. Except as provided in the Lease and the License Agreement (Rooftop Installations), Tenant shall not have access to the roof of the Building, unless accompanied by a representative of Landlord.

2.    No equipment, furnishings, personal property or fixtures shall be placed on any balcony of the Building without first obtaining Landlord’s written consent. No awnings or other projections shall be attached to the exterior walls of the Building. No skylight, window, door or transom of the Building shall be covered or obstructed by Tenant, and no window shade, blind, curtain, screen, storm window, awning or other material shall be installed or placed on any window or in any window of the Premises except as approved in writing by Landlord. If Landlord has installed or hereafter installs any shade, blind or curtain in the Premises, Tenant shall not remove the same without first obtaining Landlord’s written consent thereto.

3.    No showcases or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor placed in the Common Area.

4.    Tenant shall not place or permit its Agents to place any trash or other objects anywhere within the Project (other than within the Premises) without first obtaining Landlord’s written consent, except that trash may be deposited in the Building’s exterior dumpsters or any garbage cans located throughout the Project for the general use of tenants and occupants of the Project.

5.    The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish bags or other substances (including, without limitation, coffee grounds) shall be thrown therein.

6.    Except as permitted pursuant to the Work Agreement or as an Alteration under the Lease, Tenant shall not mark, paint, drill into or in any way deface any part of the Project. No boring, cutting or stringing of wires shall be permitted.

7.    No cooking shall be done or permitted in the Building by Tenant or its Agents except that Tenant may install and use microwave ovens. Tenant shall not cause or permit any unusual or objectionable odors to emanate from the Premises.

8.    The Premises shall not be used for the manufacturing or storage of merchandise (other than merchandise for use in displays and meetings in the Premises).

9.    Tenant shall not make or permit any unseemly or disturbing noises or disturb or interfere with other tenants or occupants of the Project or neighboring buildings or premises by the use of any musical instrument, radio, television set, other audio device, unmusical noise, whistling, singing or in any other way.

10.    Nothing shall be thrown out of any doors, windows or skylights or down any passageways.

11.    No additional locks or bolts of any kind shall be placed upon any of the doors or windows of the Premises, nor shall any changes be made in locks or the mechanism thereof without prior notice to and the approval of Landlord. Tenant shall, upon the termination of its Lease, return to Landlord all keys to the Premises and other areas furnished to, or otherwise procured by, Tenant, in the event of the loss of any such keys or card keys, as applicable, Tenant shall pay Landlord the cost of replacement keys.

12.    Tenant shall not use or occupy or permit any portion of the Premises to be used or occupied as an employment bureau or for the storage, manufacture or sale of liquor, narcotics or drugs. Tenant shall not engage or pay any employees in the Building except those actually working for Tenant in the Building, and Tenant shall not advertise for non-clerical employees giving the Building as an address. The Premises shall not be used, or permitted to be used, for lodging or sleeping or for any immoral or illegal purpose.

13.    Subject to the terms of the Lease, Tenant shall have access to the Premises 24 hours per day, seven days per week. Landlord reserves the right to control and operate the Common Area in such manner as it deems best for the benefit of the Project tenants. Landlord may exclude from all or a part of the Common Area at all hours, other than during Normal Business Hours, all unauthorized persons. “Normal Business Hours” shall be deemed to be between the hours of 7:00 A.M. and 6:00 P.M. Monday through Friday, but excluding Building holidays. Tenant shall be responsible for all Agents of Tenant who enter the Building and Project, including, without limitation, on Building holidays and during other than Normal Business Hours and shall be liable to Landlord for all acts of such persons.

14.    Tenant shall have the responsibility for the security of the Premises and, before closing and leaving the Premises at any time, Tenant shall see that all entrance doors are locked and Landlord shall have no responsibility relating thereto. Landlord will not be responsible for any lost or stolen personal property, equipment, money or jewelry from the Premises or Common Areas regardless of whether such loss occurs when the area is locked against entry or not.

15.    Requests and requirements of Tenant shall be attended to only upon application at the office of Landlord. Project employees shall not be required to perform any work outside of their regular duties unless under specific instructions from Landlord.

16.    Vending, canvassing, soliciting and peddling in the Project are prohibited, and Tenant shall cooperate in seeking their prevention.

17.    In connection with the delivery or receipt of merchandise, freight or other matter, no hand trucks or other means of conveyance shall be permitted, except those equipped with rubber tires, rubber side guards or such other safeguards as Landlord may require.

18.    No animals of any kind shall be brought into or kept about the Building or the Project by Tenant or its Agents, except (a) service dogs meeting the requirements of the ADA who are individually trained to do work or perform tasks for the benefit of an individual with a disability or (b) on Fridays only, dogs in compliance with the dog visitation policy attached as Exhibit C-l (“Dog Visitation Policy”).

19.    Landlord reserves the right to place or install vending machines in the Project (other than in the Premises).

20.    Tenant shall not allow in the Premises, on a regular basis, more than six persons for each 1000 Rentable Square Feet of the Premises (“Standard Density Limitation”).

21.    So that the Building may be kept in a good state of cleanliness, Tenant shall permit only contractors approved by Landlord or Landlord’s employees and contractors to clean its Premises.

22.    Intentionally Deleted.

23.    The persons employed to move Tenant’s equipment, material, furniture or other property in or out of the Building must be a professional moving company, whose primary business is the performing of relocation services, must be licensed to the extent required by applicable law and must be bonded and fully insured. A certificate or other verification of such insurance must be received and approved by Landlord prior to the start of any moving operations. Insurance must be sufficient in Landlord’s sole opinion, to cover ail personal liability, theft or damage to the Project, including, but not limited to, floor coverings, doors, walls, elevators, stairs, foliage and landscaping. Special care must be taken to prevent damage to foliage and landscaping during adverse weather. All moving operations will be conducted at such times and in such a manner as Landlord will direct, and all moving will take place during non-business hours unless Landlord agrees in writing otherwise. Tenant will be responsible for the provision of Building security during all moving operations, and will be liable for all losses and damages sustained by any party as a result of the failure to supply adequate security. Landlord will have the right to prescribe the weight, size and position of all equipment, materials, furniture or other property brought into the Building. Heavy objects that are reasonably likely to meet or exceed the load bearing capacity of flooring in the Premises will, as necessary, stand on wood or metal strips of such thickness as is necessary properly to distribute the weight. The elevator designated for freight by Landlord will be available for use by all tenants in the Building during the hours and pursuant to such procedures as Landlord may determine from time to time. Landlord will not be responsible for loss of or damage to any such property from any cause, and all damage done to the Project by moving or maintaining such property will be repaired at the expense of Tenant. Landlord reserves the right to inspect all such property to be brought into the Building and to exclude from the Building all such property which violates any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part.

24.    A directory of the Building will be provided for the display of the name and location of tenants only and such reasonable number of the principal officers and employees of tenants as Landlord in its sole discretion approves, but Landlord will not in any event be obligated to furnish more than one (1) directory strip for each 2,500 square feet of Rentable Area in the Premises. Any additional name(s) which Tenant desires to place in such directory must first be approved by Landlord, and if so approved, Tenant will pay to Landlord a charge, set by Landlord, for each such additional name. All entries on the building directory display will conform to standards and style set by Landlord in its sole discretion. Space on any exterior signage will be provided in Landlord’s sole discretion.

25.    Neither Landlord nor any operator of the Parking Facilities within the Project, as the same are designated and modified by Landlord, in its sole discretion, from time to time will be liable for loss of or damage to any vehicle or any contents of such vehicle or accessories to any such vehicle, or any property left in any of the Parking Facilities, resulting from fire, theft, vandalism, accident, conduct of other users of the Parking Facilities and other persons, or any other casualty or cause. Further, Tenant understands and agrees that: (i) Landlord will not be obligated to provide any traffic control, security protection or operator for the Parking Facilities; (ii) Tenant and Tenant’s Agents use the Parking Facilities at their own risk; and (iii) Landlord will not be liable for personal injury or death, or theft, loss of or damage to property.

26.    Tenant (including Tenant’s Agents) will use the Parking Space Allocation solely for the purpose of parking passenger model cars, small vans and small trucks and will comply in all respects with any rules and regulations that may be promulgated by Landlord from time to time with respect to the Parking Facilities. The Parking Facilities may be used by Tenant or its Agents for occasional overnight parking of vehicles. Tenant will ensure that any vehicle parked in any of the Parking Space Allocation will be kept in proper repair and will not leak excessive amounts of oil or grease or any amount of gasoline. If any of the Parking Space Allocation are at any time used: (i) for any purpose other than parking as provided above; or (ii) in any way or manner reasonably objectionable to Landlord; provided, however, in lieu of such violation constituting an Event of a Default, Landlord will be entitled to revoke parking privileges of any individual Agent of Tenant, but no violation by Tenant’s Agent of the Rules and Regulations relating to use of the Parking Facilities will constitute a default by Tenant under the Lease. In addition to Landlord’s rights to revoke parking privileges for violation by any individual Agents of Tenant of the Rules and Regulations with respect to use of the Parking Facilities, Landlord shall have the right to charge Tenant S575 per day for each violation that remains uncured after Landlord has delivered notice to Tenant of the violation, unless Tenant cures the violation within 30 days thereafter. If the violation is of the nature that it may be repeated or continuing after the initial cure thereof or is committed by more than one individual Agent of Tenant, such as by way of example, employees parking a vehicle in the Surface Lot that leaks excessive amounts of oil, then such violation shall not be considered cured by the fact that the vehicle is subsequently removed from the Surface Lot, if that same violation is then subsequently repeated and continues to be repeated, unless and until the violation ceases completely and Tenant or Tenant’s Agents, as applicable, cease the action causing the violation or take the required action to prevent, and actually does prevent, the violation from repeating or continuing.

27.    Subject to the terms of the Lease, Tenant’s right to use the Parking Facilities will be in common with other tenants of the Project and with other parties permitted by Landlord to use the Parking Facilities. Landlord reserves the right to assign and reassign, from time to time, particular parking spaces for use by persons selected by Landlord provided that Tenant’s rights under the Lease are preserved. Landlord will not be liable to Tenant for any unavailability of Tenant’s designated spaces, if any, nor will any unavailability entitle Tenant to any refund, deduction, or allowance. Tenant will not park in any numbered space or any space designated as: RESERVED, HANDICAPPED, VISITORS ONLY, or LIMITED TIME PARKING (or similar designation).

28.    Intentionally Deleted.

29.    Tenant has no right to assign or sublicense any of its rights in the Parking Space

Allocation, except as part of a permitted assignment or sublease of the Lease; however, Tenant may allocate the Parking Space Allocation among its employees.

30.    Tenant shall cooperate with Landlord in keeping its Premises neat and clean.

31.    Smoking or vaping of cigarettes, pipes, cigars, e-cigarettes or any other substance is prohibited at all times within the Premises, elevators, Common Area restrooms, any other interior Common Area of the Building or Project and, unless designated as a smoking area, any exterior Common Area of the Project.

32.    If required by Landlord, each tenant is required to participate in the Project’s recycling or other trash management program, as well as any green initiatives that may be in effect from time to time. This includes compliance with all instructions from the Project’s recycling or other vendor which Landlord shall distribute to each tenant from time to time. Each tenant shall store all trash and garbage within its premises or in such other areas specifically designated by Landlord. No materials shall be placed in the trash boxes or receptacles in the Project unless such materials may be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage and will not result in a violation of any law or ordinance governing such disposal. All garbage and refuse disposal shall be only through entryways and elevators provided for such purposes and at such times as Landlord shall designate.

33.    These Rules and Regulations are in addition to, and shall be construed to modify and amend the terms, covenants, agreements and conditions of the Lease; provided, however, in the event of any inconsistency between the terms and provisions of the Lease and the terms and provisions of these Rules and Regulations, the terms and provisions of the Lease shall control.

34.    Tenant shall give Landlord prompt notice of any known accidents to or defects in the water pipes, gas pipes, electric lights and fixtures, heating apparatus, or any other service equipment.

35.    Tenant and its Agents shall not bring into the Building or keep on the Premises any bicycle or other vehicle without the written consent of Landlord.

36.    Subject to the terms of the Lease, Landlord reserves the right to amend these Rules and Regulations and to make such other and further reasonable Rules and Regulations as, in its judgment, may from time to time be needed and desirable;, provided that any such amendment to these Rules and Regulations shall be nondiscriminatory and apply to all tenants of the Building.

37.    Tenant will refer all contractors, contractors’ representatives and installation technicians rendering any service for Tenant to Landlord for Landlord’s supervision and/or approval before performance of any such contractual services, which approval shall not be unreasonably withheld if the contractor is a professional company, whose primary business is performing the contracted services, and is licensed to the extent required by applicable law, bonded and fully insured. A certificate or other verification of such insurance must be received and approved by Landlord prior to the start of any contractual services. Insurance must be sufficient in Landlord’s sole opinion, to cover all personal liability, theft or damage to the Project, including, but not limited to, floor coverings, doors, walls, elevators, stairs, foliage and landscaping. This shall apply to all work performed in the Building, including, but not limited to, installation of telephones, telegraph equipment, electrical devices and attachments, and installations of any and every nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment or any other physical portion of the Building. None of this work will be done by Tenant without first obtaining Landlord’s written approval.

38.    Without limitation to the Rules and Regulations that are applicable to the Common Areas, the following Rules and Regulations shall apply to any use of the Sports Park, subject to the terms of the Lease:

a.	The Sports Park is only available for use on a first come-first served basis by tenants of America Center and their adult employees (“Authorized User”).

b.	No guests or minors are permitted on the Sports Park unless accompanied by an Authorized User at all times.

c.	Use of the Sports Park is prohibited between the hours of 9:00 pm and 5:00 am, after dark (unless lighted) and when wet.

d.

The following are prohibited at the Sports Park at all times: smoking, cooking and use of barbeque grills (except in the Orchard), animals, food and drinks on the Basketball Court (except water in closeable plastic containers), glass containers, use of the Sports Park under the influence of alcohol, stimulants, or depressants, items with wheels on the synthetic turf, and use of tape and adhesives on the synthetic turf.

e.	No medical professionals or fitness instructors are provided by Landlord or supervising the Sports Park at any time.

f.

Only persons who are physically able, including with personally available medical assistance, are permitted to use the Sports Park. Any person who feels ill, dizzy or faint should discontinue activity at the Sports Park and seek help.

g.	Appropriate exercise shoes and attire are required. Shoes with cleats are prohibited on the Basketball Court at all times.

h.

Please report any malfunctioning equipment or damage to the Sports Park to the Project management office. Do not relocate or use any equipment at the Sports Park, except as in the manner intended for its proper use.

i.	Always practice safety and courtesy to others.

j.	Use of the Sports Park is contingent on compliance with any rules and regulations posted at the Sports Park from time to time, regardless of whether stated in these Rules and Regulations.

k.

Landlord retains sole discretion to interpret and amend the rules and regulations for the use of the Sports Park, terminate use of the Sports Park at any time and to regulate use of the Sports Park through reservations, time limitations or otherwise.

39.    Without limitation to the Rules and Regulations that are applicable to the Common Areas, the following Rules and Regulations shall apply to any use of the Amenities, the Amenity Building, the Phase II Common Area, the fire pit lounge and any other amenities provided in the Common Areas for Tenant’s non-exclusive use (collectively, “Common Area Amenities”):

a.

Tenant understands that Landlord has provided certain Common Area Amenities for Tenant’s non-exclusive use. Such Common Area Amenities are for the use of tenants during Normal Business Hours and such additional hours as may be designated by Landlord and may be subject to reservation, at Landlord’s option, through the Project management office in advance. Landlord may condition of the use of Common Area Amenities on the execution of use, release or waiver agreements by Tenant and Tenant’s Agents using the Common Area Amenities. Use of the Common Area Amenities is contingent on compliance with any rules and regulations posted at the Common Area Amenities from time to time or contained in any use, release or waiver agreements that Landlord requires to be signed by Tenant or Tenant’s Agents as a condition to use of the Common Area Amenities, regardless of whether stated in these Rules and Regulations.

b.

To the extent movable, all Common Area Amenities and the equipment for the Common Area Amenities shall remain at the locations designated by Landlord all times. Tenant must use the equipment for the Common Area Amenities only in the manner intended. Landlord reserves the right to limit Tenant’s use of any such equipment or Common Area Amenities to ensure the equitable use of such equipment and Common Area Amenities by all applicable tenants. Please report any malfunctioning equipment or damage to the Common Area Amenities to the Project management office.

c.

Tenant acknowledges that if gas powered Common Area Amenities are offered (i.e. the fire pit lounge or the BBQ area) that they shall not be available when the Bay Area Air Quality Management District has issued a spare the air day alert.

d.

Tenant and Tenant’s Agents shall conduct themselves in a safe, courteous, quiet and well-mannered fashion when on or about the Common Area Amenities and not cause any disturbances or interfere with the use or enjoyment of the Common Area Amenities by other tenants.

e.

Unless otherwise provided in the rules and regulations posted at the Common Area Amenities, the following are prohibited in the Common Area Amenities at all times without Landlord’s consent: smoking, animals, glass containers, use of the Common Area Amenities under the influence of alcohol, stimulants, or depressants, items with wheels on any synthetic turf, and use of tape and adhesives on any synthetic turf.

EXHIBIT C-1

DOG VISITATION POLICY

Subject to compliance with the “Dog Visitation Policy” described in this Exhibit C-l. Tenant’s employees may bring dogs into the Fifth & Sixth Floor Premises on Fridays only.

Bringing a dog to work is a privilege and requires complete responsibility on the part of the person bringing the dog to work (each, an “Owner”). Owners must recognize that (1) not all employees, visitors and other occupants of the Project appreciate dogs in the office, and (2) certain employees, visitors and other occupants of the Project may have intolerance to dogs, such as allergy, fear of, or phobia. The Dog Visitation Policy does not apply to the use of service animals at work, and appropriate arrangements will be determined in such cases. When bringing a dog into the Project, Owners are required to follow the Rules and Regulations and all applicable laws, statutes, ordinances and governmental rules, regulations and requirements related to bringing a dog into the Project and such other Rules and Regulations as may be implemented by Landlord or Tenant from time to time. Landlord shall have the right to revoke Tenant’s rights, or an Owner’s rights, to bring dog(s) onto the Project or the permission for a particular dog to enter the Project under this Dog Visitation Policy, if (a) such Owner or Tenant fails to comply with the Dog Visitation Policy, (b) such dog violates the Dog Visitation Policy, (c) any other tenant, occupant or invitee at the Project complains about such dog, (d) Landlord determines in its sole discretion that any such dog is bothersome in any way or a nuisance to other tenants, occupants or invitees at the Project or that revocation of permission is otherwise necessary for the welfare of the Project; or (e) Tenant does not provide immediately upon request of Landlord a copy of the registration forms and executed agreement with each Owner that Tenant is required to maintain and obtain under this Dog Visitation Policy.

Prerequisites for a Doe to be at the Project

Tenant shall maintain a system of registration for each Owner and their dog and program guidelines with which each Owner shall agree to comply prior to bringing a dog on the Project or the Premises, which program guidelines shall include the requirements in this Dog Visitation Policy and the McAfee P.A.W. Program Guidelines attached as Exhibit C-2, which is incorporated to this Dog Visitation Policy by this reference. Such registration and program guidelines will not be amended in any respect without Landlord’s prior consent. Upon Landlord’s request, Tenant shall provide reasonably satisfactory evidence that Tenant has registered the dog of each Owner, verified the compliance of each Owner and their dog with the Dog Visitation Policy and that any dog brought on the Project pursuant to this Dog Visitation Policy is properly licensed and vaccinated with proof of such license and vaccination. Tenant agrees not to permit any employee to bring a dog on the Project pursuant to this Dog Visitation Policy unless (a) Tenant has confirmed the presence of dog(s) in the Project does not violate any certificate of occupancy or other use permit affecting the Building, (b) the Owner has agreed to comply with all of the requirements of this Dog Visitation Policy and (c) the Owner has agreed not to bring its dog on the Project, unless the dog meets the following prerequisites:

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Exhibits appropriate office behavior: Walks beside you on a leash; reliably housebroken; remains calm when left alone; well socialized to people, places, sounds, and objects; enjoys being around people.

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Does not exhibit inappropriate office behavior (including but not limited to): aggression, growling, barking, chasing, biting, nipping, over-exuberance, dominance, territorialism, running away, having accidents (i.e., urinating indoors), chewing or damaging office furniture or equipment, whining, howling, or otherwise interfering with an employee’s ability to do their work. Inappropriate office behavior by a dog will result in the animal no longer being allowed in the Building as reasonably determined by Landlord. In no event shall Tenant be permitted to bring any aggressive breeds of dogs to the Project. The term “aggressive breeds” includes, without limitation, German shepherds, Dobermans, Rottweilers, pit bulls (e.g. American Staffordshire terriers, Staffordshire Bull Terriers, American Pit Bull Terriers, American Bullys and English Staffordshire Terriers), Presa Canarios, wolf mixes or any mixed breed dog whose dominant breed is one or more of the foregoing named dog breeds.

Dog Boundaries at Work

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Dogs must be on a leash or confined to a crate while entering and leaving the Project and may not be left alone in any Common Area. Dogs must enter the Building through the service entrance adjacent to the Building’s loading dock (and no other entrance) and the Owner must use the stairs on the loading side of the Building or the freight elevator designated by Landlord (and no passenger elevator) in order to access the Fifth & Sixth Floor Premises and the Dog Area (as defined in this Exhibit C-l) with the Owner’s dog. Such entrance, stairs and freight elevator, together with the path each Owner must use to access the entrance, stairs and freight area are referred to herein as the “Dog Path” and are identified on Exhibit C-3 attached hereto and incorporated herein.

•

Dogs are not permitted in the First Floor Premises, must remain in the Fifth & Sixth Floor Premises, are not permitted in any Common Areas of the Project except for the Dog Path and Dog Area and not must wander throughout the Project or otherwise be left: unattended in the Fifth & Sixth Floor Premises, Building or the Project.

•	Dogs must not be kenneled for periods longer than one (1) hour or otherwise remain in the Fifth & Sixth Floor Premises for periods longer than 12 hours in a 24-hour period.

•	Dogs must not be in or near the employee cafeteria, break rooms, bathrooms, or conference rooms.

•

Dogs must be taken to relieve themselves in the designated area identified on Exhibit C-3 attached hereto and incorporated herein (“Dog Area”) only and shall not relieve themselves in any other area in the Project. In no event shall any toilet boxes, “pee-pee pads” or dog waste of any kind be permitted, or exist, in the Premises.

•	In no event shall Tenant or its employees collectively bring more than fifteen (15) dogs at any one time to the Project.

Expectations of Dog Owners

•	Owners must supervise their dogs at all times, or appoint a willing and able watcher.

•	Owners may not bathe or groom their dogs within the Premises, Building or the Project.

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Owners must strictly control their dogs at all times and shall not permit their dogs to foul, damage or otherwise mar any part of the Building or the Premises or cause any loud noise whether through barking, growling or otherwise.

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Owners must clean up after their dogs, immediately remove any dog waste and excrement from the Premises, the Building, and the Project, and bring supplies such as pet waste bags. If Owner is not able to completely clean and remove all of dog waste and excrement from the affected area, then Tenant shall immediately notify property management. Tenant shall pay the costs and charges of property management associated with cleaning and removing any dog waste and excrement that is not completely cleaned and removed by an Owner or Tenant to Landlord’s satisfaction.

•	Owners may not leave pet food or water outside the Premises.

•	Owners must maintain adequate liability insurance coverage in accordance with this Dog Visitation Policy against dog mishaps and take full responsibility.

•	Owners must not bring any dog with (or suspected of having) any infection, contagious illness or internal or external parasites, including, without limitation, fleas and ticks.

Tenant’s P.A.W. Program Guidelines

Landlord acknowledges and agrees that it has received and reviewed Tenant’s P.A.W. Program Guidelines. Tenant acknowledges and agrees that, even though portions of Tenant’s P.A.W. Program Guidelines are drafted in the form of tips and suggestions, that Tenant will advise all Owners that the Dog Visitation Policy, which includes Tenant’s P.A.W. Program Guidelines, constitute requirements and conditions and that each Owner must fully comply with the Dog Visitation Policy, including Tenant’s P.A.W. Program Guidelines, as a condition to bringing a dog on the Project. To the extent the Tenant’s P.A.W. Program Guidelines conflict with any other provisions of the Dog Visitation Policy set forth in this Exhibit C-l, the Dog Visitation Policy set forth in this Exhibit C-l shall control.

Personal to Tenant

The Dog Visitation Policy and the rights of Tenant and the Owners to bring dogs into the Project are personal with respect to MCAFEE, LLC, a Delaware limited liability company. Any assignment of the Lease or subletting of any portion of the Fifth & Sixth Floor Premises shall automatically terminate MCAFFEE, LLC, a Delaware limited liability company’s rights under this Dog Visitation Policy.

EXHIBIT C-2

McAfee P.A.W. Program Guidelines

We trust and empower our employees to manage their dog while on McAfee premises. At the same time, we have provided a few important program guidelines and tips for success. Please consider the following before deciding to bring your dog to work:

Things to Consider

•	All employees are required to show proof of “current” vaccinations (DDHP, Rabies, Bordetella, Fecal)

•	If your dog has shown any signs of aggression towards other dogs or people before, we ask you to please refrain from bringing them to work.

•	If your dog becomes aggressive or causes issues for other employees or dogs, you will be asked to remove your dog from the premises immediately.

•	If your schedule requires significant time in meetings or periods of time when your dog is unattended, please consider bringing your dog another Friday instead.

Program Guidelines

Employees who bring their dogs to work are responsible for:

•	Ensuring that your dog is current on vaccination records and free of fleas or other communicable ailments

•	Providing your own food, pillows, crates and any other necessary items needed for your pet

•	Keeping your dog with you and on leashes at all-times (please see leash guidelines below)

•	Keeping your dog out of all food areas, bathrooms, and other team members work areas

•	Taking your dog outside and picking up after them using the dog receptacle bins outside

•	Cleaning up after your dog if they have an accident inside and notifying Facilities

•	Ensuring not to bring aggressive dogs to work

•	Ensuring not to leave your dog unattended in a vehicle

•	Liability if your dog bites other dogs or humans

Leash Guidelines

All dogs that are brought on-site will be required to receive a McAfee provided, color coordinated leash. These will be purchased for your dog, based on your sign-up information. As a reminder, we will be following the below color guidelines, based on your dog’s temperament:

•	Green: Friendly—Plays well with all

•	Yellow: Nervous—Please ask owner before petting

•	Red: Caution—Please do not pet (NOTE: This is not for aggressive dogs, they are not permitted onsite)

Any employee with specific concerns should please discuss with their manager. Managers, if you have additional questions, please send us an email here.

Suggested Tips from Pet Sitters International for a Successful Pups at Work (P.A.W.) Program

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Puppy-proof your work space. If you plan on working with your dog, make sure your office environment is safe. Remove poisonous plants and pesticides, hide electrical cords and wires and secure toxic items such as permanent markers. Any office items in question should be placed out of paw’s reach.

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Make sure Fido is fit for work. Even dogs don’t get a second chance to make a first impression. Be sure your dog’s shots are current. Make plans to have your dog bathed and groomed before accompanying you to work. Be mindful of your dog’s “work readiness.” You know your dog’s demeanor, so if they are aggressive or overly shy, it’s best to leave them at home. Consider how your dog has behaved in the past around strangers before making the decision to bring them. If your dog has shown fear, irritability or aggression, or if your dog has never met strangers, the workplace is not the best place for them.

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Prepare a doggie bag. Include food, treats, bowls, toys, leash, paper towels, clean-up bags and pet-safe disinfectant. If you are routinely in and out of your work space, consider bringing a baby gate for your doorway or a portable kennel for your dog’s comfort and your peace of mind.

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Plan your dog’s feeding times carefully. During an important sales call is probably not the best time for a puppy potty break. Plan your dog’s feeding time around your work schedule and be sure to choose an appropriate area for your dog to relieve themselves afterward.

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Avoid forcing co-workers to interact with your dog. Dog lovers will make themselves known. Sally from Accounting and Joe in HR may not want to play fetch or offer belly rubs, so be mindful of fellow employees’ time and space. To avoid pet accidents, monitor the amount of treats your pet is being given from your co-workers. Remember that chocolate, candy and other people food should not be shared with dogs and that not all non-dog owners will be aware that these items can be very toxic to your pooch.

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Have an exit strategy. Although most dogs enjoy being brought to work, your pet may not. Should your dog become overly boisterous, agitated or withdrawn, consider taking him home or plan for a professional pet sitter to offer a midday check-in visit. Never, under any circumstance, leave your pet alone in a vehicle while you work.

EXHIBIT C-3

LOCATION OF DOG PATH AND DOG AREA

EXHIBIT D

SECRETARY’S CERTIFICATE

The undersigned, as secretary of                      ,                         (the “Company”) named below, certifies that at a special meeting/of the board of directors/managing members of the Company, duly called and held on the      day of                     ,                     which a quorum of the directors/managing members were present and acting throughout, the following resolutions were unanimously adopted and are still in force and effect:

RESOLVED that the president, vice president, managers, managing members or other authorized officer of the Company shall be authorized to execute a lease for office space on behalf of the Company and/or to guarantee performance of a lease for office space, described below:

Date of Lease:
Landlord:	US ER AMERICA CENTER 4, LLC
Tenant:	MCAFEE, LLC
Suite Number:	110, 500 and 600
Building Address:	6220 America Center Drive
San Jose, California 95002

RESOLVED FURTHER, that the president, vice president, managers, managing members or other authorized officer is authorized on behalf of the Company to execute and deliver to Landlord all instruments reasonably necessary for the Lease. Landlord is entitled to rely upon the above resolutions until the board of directors/managing members of the Company revokes or alters same in written form, certified by the secretary of the Company, and delivers same, certified mail, return receipt requested, to Landlord. The Company is duly organized and is in good standing under the laws of the State of California. The undersigned further certifies that on the meeting date referred to above, the names and respective titles of the officers of the Company were as follows:

Name	Title
Michael Berry	Chief Financial Officer

WITNESS MY HAND this 9 day of April, 2019.

/s/ Christopher Chaffin
Signature of Secretary of Company
Christopher Chaffin
Name of Secretary (Assistant)

This instrument was acknowledged before me on the 9 day of April, 2019 by Christopher Chaffin, Secretary of McAfee, LLC, on its behalf.

/s/ Lisa R. Porter

Notary Public for the State of	Texas

Name of Notary:	Lisa R. Porter

My Commission Expires:	October 28, 2021

EXHIBIT E

CONFIRMATION OF COMMENCEMENT DATE

THIS CONFIRMATION OF COMMENCEMENT DATE is entered into this      day of                     , 20     , by and between US ER AMERICA CENTER 4, LLC, a California limited liability company (“Landlord”), and                     ,                     , (“Tenant”).

Landlord and Tenant entered into an Office Lease dated                      (the “Lease”) for approximately 84,273 Rentable Square Feet known as Suites 110, 500 and 600 (the “Premises”) located on the first, fifth and sixth floors of the building known as America Center 4 located at 6220 America Center Drive, San Jose, California. Unless otherwise expressly provided herein, capitalized terms used herein shall have the same meanings as designated in the Lease.

In consideration of the foregoing, the parties hereto hereby mutually agree as follows:

1.     Landlord and Tenant hereby agree that:

a. The Commencement Date of the Lease is                                     .

b. The Expiration Date of the Lease is                                               .

2.     Tenant hereby confirms that:

a. it has accepted possession of the Premises pursuant to the terms of the Lease;

b. the Lease has not been modified, altered, or amended except as follows:                 ; and

c. on the date hereof, the Lease is in full force and effect.

3.     This Confirmation, and each and all of the provisions hereof shall inure to the benefit of, or bind, as the case may require, the parties hereto and their respective successors and assigns.

IN WITNESS WHEREOF, the parties hereto have executed this instrument on the date first above-written.

TENANT:

MCAFEE, LLC,
a Delaware limited liability company

By:	[EXHIBIT ONLY]
Name:
Title:
Date:

[LANDLORD SIGNATURE ON FOLLOWING PAGE]

LANDLORD:

US ER AMERICA CENTER 4, LLC,
a California limited liability company

By:	US America Center 3 & 4 Development JV, LLC, a
Delaware limited liability company,
its sole and managing member

	By:	SW AC GP, LLC,
a Delaware limited liability company,
its managing member

		By:	SteelWave, LLC,
a Delaware limited liability company,
its managing member

			By:	[EXHIBIT ONLY]
Name:
Title:
Date:

EXHIBIT F

LIST OF ENVIRONMENTAL REPORTS

1.	Phase I Environmental Site Assessment Report prepared by ENV America and dated September 2007—Confidential

2.	Description of Closure, recorded September 4, 2007, as Instrument No. 19573415, Santa Clara County Recorder

3.	California Regional Water Quality Control Board Order 01 -029

4.	Fact Summary of Prospective Purchaser Agreements

5.	Soil Management Plan dated July 7, 1999, Revised April 2000

6.	Soil Management Plan Update Letter dated August 31, 2005

7.	Summary of Environmental Issues for Redevelopment of the Site—Legacy America Center, August 2008

8.	Environmental Safety Fact Sheet About Legacy America Center

9.	Phase I Environmental Site Assessment Update prepared by Haley & Aldrich, dated December 16, 2010—Confidential

10.	EPA ROD CAD980894885 dated September 29, 1989

11.	Second Five Year Review Report for South Bay Asbestos Site dated September 2005

12.	Second Semi-Annual and Annual 2007 Discharge Monitoring Report, Highway 237 Landfill, prepared by Crawford Consulting Inc., dated January 31, 2008

13.	Post Closure Land Use Proposal revised February 2000

14.	Construction Quality Assurance Report America Center—Landfill Closure dated May 24, 2002, prepared by Treadwell and Rollo

15.	Water Quality Monitoring Plan, Highway 237 Landfill, Crawford Consulting, Inc., September 2001

16.	Agreement and Covenant Not to Sue Legacy Partners 2335 LLC—South Bay Asbestos Area Superfund Site, San Jose, CA, Docket No. 99-10

17.	Agreement and Covenant Not to Sue WCSJ LLC, Docket No. 2000-07

18.	Operation and Maintenance Manual (Methane Mitigation and Monitoring Systems) prepared by Treadwell & Rollo, dated July 5, 2011, Project No. 2580.04

19.	Letter from Treadwell & Rollo to Legacy Partners CDS, Inc. dated June 30, 2011, Re Final Completion Report for Methane Mitigation System

20.	Environmental Site Assessment prepared by EFI Global, Inc. dated September 26, 2013 under Project No. 98410-17806—Confidential

21.	Declaration of Covenants, Conditions and Restrictions (Cargill, Inc. as Declarant) recorded October 11, 2000 Instrument No. 154191228

22.	The Declaration

23.	2015 USEPA Five Year Review Report for South Bay Asbestos Superfund Site

24.	2015 USEPA Five Year Review Completion Summary for South Bay Asbestos Superfund Site

25.

LEA Approval of America Center Phase II Post Closure Land Use Plan: Letter to SteelWave LLC re: America Center Phase II at the Marshland Solid Waste Facility, SWIS #43-AN-0004, Post Closure Land Use Plan Application Approval, September 9,2015

26.	Regional Water Quality Control Board Executive Officer’s Report, November 2008, Closed Highway 237 Highway Landfill, page 8

27.	Postclosure Design Summary, America Center Phase II Development, Highway 237 Landfill, Crawford Consulting, Inc., March 11, 2013

28.	History of Operations and Ownership, Summary prepared by Crawford Consulting, Inc.

29.

Performance Bond for Postclosure, California Integrated Waste Management Board (CIWMB) Form No. 102(b); Bond Number 105886379, Dated February 18, 2014, Principal Name: America Center Maintenance Association; Name of Facility: Highway 237 Landfill

30.	Environmental Site Assessment prepared by EFI Global, Inc. dated November 23, 2015 under Project No. 98410-20405—Confidential

31.	Second Semi-Annual and Annual 2017 Discharge Monitoring Program Report, Highway 237 Landfill, Crawford Consulting, Inc., January 31, 2018

32.	Vapor Mitigation System Construction Summary Report, America Center Development—Phase II, San Jose, California, Haley & Aldrich, Inc., February 26, 2018

33.	Work Plan for Pile Installation Program, America Center—Phase II, Haley&Aldrich, April 11, 2013

34.

San Francisco Bay Regional Water Quality Control Board, Concurrence with the Work Plan for Pile Installation Program, Highway 237 Landfill, America Center Phase II Project, Santa Clara County, letter dated September 6, 2013

35.	Operation and Maintenance Manual for the America Center Project Site, Phase 0, Phase 1, and Phase 2, San Jose, California, Prepared by BKF Engineers, dated January 23, 2018.

36.	Results of Methane Monitoring Conducted March 9, 2018 at America Center Building 6280, email data submittal from Mark Wheeler, Crawford Consulting, Inc., to Wendy Chen, Stantec, March 13, 2018

37.	Status of Delisting the South Bay Asbestos Superfund Site, Summary prepared by Crawford Consulting, Inc., February 26,2 018

38.	America Center Phase II Design Plans Package shared by Greg La Grega, Large Architecture, February 27, 2018, including:

AC2 -6220 and 6280 Landscape.pdf (Bulletin 11, Issued 8/21/2017),

AC2 -6280 Architecture Cold Shell.pdf (Bulletin 2, Issued 5/23/2016),

AC2 -6280 Architecture Warm Shell.pdf (Bulletin 2, Issued 5/23/2016),

AC2 -6280 MEP_Cold Shell.pdf, (Composite Cold Shell Issue, 1/26/2016),

AC2 -6280 MEP_Warm Shell.pdf (Plan Check Submittal, Issued 10/2/2015),

AC2 -6280 Methane.pdf (MDC Systems, Inc., Design Package, Issued for Review, 3/8/13, and Haley&Aldrich, 100% Design Submittal, Bulletin I, Issued 5/6/2016)

AC2 -6280 Structural.pdf (Bulletin 1, 5/6/2016), and AC2 Civil—Site Grading—Refuse relocation.pdf (9/18/2015).

39.	MMS O&M Manual

EXHIBIT F-L

ENVIRONMENTAL NDA

[Attached]

CONFIDENTIALITY AGREEMENT

THIS CONFIDENTIALITY AGREEMENT (this “Agreement”), dated as of the 22nd day of February, 2019 (the “Effective Date”), is between US ER AMERICA CENTER 4, LLC, a California limited liability company (“Disclosing Party”), located at c/o SteelWave, LLC, 999 Baker Way, Suite 200, San Mateo, CA, 94404, Attention: Steve Dunn and Alexis Arsenlis and c/o USAA Real Estate Company, 9830 Colonnade Blvd. Suite 600, San Antonio, TX 78230, Attention: Teddy Childers and Steve Waters, and MCAFEE, LLC, a Delaware limited liability company (“Recipient”), located at 5000 Headquarters Drive, Plano, TX 75024.

1.    In connection with a potential office lease by Recipient from Disclosing Party at the building located at 6220 America Center Drive, San Jose, California 95002 (the “Purpose”), Recipient desires to review Disclosing Party’s environmental reports and materials that are non-public, confidential or proprietary in nature. Recipient shall not disclose the Confidential Information (as defined in Section 2) other than to its agents, employees, officers, directors, attorneys and consultants (collectively, “Representatives”) who: (a) need to know such Confidential Information for the Purpose; (b) know of the existence and terms of this Agreement; and (c) are bound by confidentiality obligations no less protective of the Confidential Information than the terms contained herein. Recipient shall safeguard the Confidential Information from unauthorized use, access or disclosure using at least the degree of care it uses to protect its most sensitive information and no less than a reasonable degree of care. Recipient will be responsible for any breach of this Agreement caused by its Representatives. Recipient acknowledges and agrees that the Confidential Information was prepared by parties other than Landlord and that Landlord makes no representation or warranty regarding the Confidential Information, including, without limitation, the completeness or accuracy thereof.

2.    “Confidential information” means all non-public, proprietary or confidential environmental reports and materials of Disclosing Party, in oral, visual, written, electronic or other tangible or intangible form, whether or not disclosed prior to the date hereof and whether or not marked or designated as “confidential”. In addition, any analyses, compilations, forecasts, studies or other documents prepared by Recipient or its Representatives using the Confidential Information shall be included in the definition of “Confidential Information” and subject to the same confidentiality requirements as the Confidential Information disclosed by Disclosing Party. Notwithstanding anything to the contrary, Confidential Information does not include any information that: (a) is or becomes generally available to the public other than as a result of Recipient’s or its Representatives’ act or omission in violation of the terms of this Agreement; (b) is obtained by Recipient or its Representatives on a non-confidential basis from a third party that was not, to Recipient’s knowledge, legally or contractually restricted from disclosing such information; (c) was in Recipient’s or its Representatives’ possession, prior to Disclosing Party’s disclosure hereunder, provided that such information was documented in Recipient’s files prior to the disclosure by Disclosing Party, lawfully received by Recipient and Recipient is under no duty of confidentiality with respect to that information; or (d) was or is independently developed by Recipient or its Representatives, without using any Confidential Information.

3.    If Recipient or any of its Representatives is required by applicable law or a valid legal order or on the advice of its counsel to disclose any Confidential Information, Recipient shall, so long as legally permissible, prior to disclosure, notify Disclosing Party of the requirements so that Disclosing Party may seek a protective order or other remedy, and Recipient shall reasonably assist Disclosing Party therewith. If Recipient remains legally compelled to make such disclosure, it shall: (a) only disclose that portion of the Confidential Information that, on the advice of its legal counsel, Recipient is required to disclose; and (b) use reasonable efforts to ensure that the Confidential information is afforded confidential treatment.

4.    Upon the expiration of this Agreement or otherwise at Disclosing Party’s request, Recipient shall promptly within 10 days thereafter, at Disclosing Party’s option, either return to Disclosing Party or destroy all Confidential Information in its and its Representatives’ possession and provide a written statement certifying that all such Confidential Information has been returned or destroyed; provided, Recipient shall not be required to return or destroy Confidential Information originally provided to it by electronic transmission, contained in the archival backup systems systemically created pursuant to the technology procedures of Recipient, or in a secure location if required to be retained for legal, regulatory or internal compliance purposes, as long as Recipient continues to comply with the confidentiality obligations under this Agreement.

5.    The rights and obligations of the parties under this Agreement shall survive the expiration or termination of negotiations between Disclosing Party and Recipient with respect to the Purpose and shall survive the execution of a lease and any other definitive documentation with respect to the Purpose; provided, however, upon mutual execution of such lease or other documentation, such lease and documentation shall govern with respect to the matters addressed therein and to the extent of any conflict with this Agreement.

6.    Recipient acknowledges and agrees that any breach of this Agreement may cause injury and irreparable harm to Disclosing Party for which money damages would be an inadequate remedy and that, in addition to remedies at law, Disclosing Party is entitled to seek injunctive and other equitable relief as a remedy for any breach, in addition to any other remedies available at law or in equity. Recipient shall promptly notify Disclosing Party of any actual or suspected misuse or unauthorized disclosure of the Disclosing Party’s Confidential Information.

7.    This Agreement and all matters relating hereto are governed by, and construed in accordance with, the laws of the California, without regard to the conflict of laws provisions of that State. Any legal suit, action or proceeding relating to this Agreement must be instituted in the federal or state courts located in Santa Clara County, California. Each party irrevocably submits to the exclusive jurisdiction of those courts in any such suit, action or proceeding.

8.    All notices must be in writing and addressed to the relevant party at its address set forth in the preamble (or to such other address that such party specifies in accordance with this Section 8). All notices must be personally delivered or sent prepaid by nationally recognized courier or certified or registered mail, return receipt requested, and are effective upon actual receipt.

9.    If any provision or portion of this Agreement is determined to be invalid or unenforceable, in whole or in part, the remaining provisions of this Agreement will be unaffected thereby and will remain in full force and effect to the fullest extent permitted by applicable law.

10.    This Agreement may not be assigned except with the prior written consent of the other party and any attempt to assign this Agreement without the other party’s consent shall be null and void.

11.    EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO THE OTHER PARTY’S ENTERING INTO THIS AGREEMENT.

12.    Recipient hereby represents and warrants that Recipient has full power and authority to enter into this Agreement and that the undersigned officer is authorized to execute this Agreement on behalf of Recipient.

13.    This Agreement constitutes the entire agreement of the parties with respect to its subject matter, and supersedes all prior and contemporaneous understandings, agreements, representations and warranties, whether written or oral, with respect to the subject matter. This Agreement may only be amended, modified, waived or supplemented by an agreement in writing signed by or on behalf of both parties. This Agreement may be executed in one or more counterparts, each of which shall constitute an original and all of which shall be one and the same agreement. Counterparts of this Agreement executed and delivered by facsimile, portable document file (“pdf”) or other electronic means shall have the same force and effect as originals hereof.

[SIGNATURES ON FOLLOWING PAGE(S)]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date,

RECIPIENT:

MCAFEE, LLC,
a Delaware limited liability company

By:	/s/ Chris Chaffin
Name:	Chris Chaffin
Title:	VP and Assistant Secretary

DISCLOSING PARTY:

US ER AMERICA CENTER 4, LLC,
a California limited liability company

By:	US America Center 3 & 4 Development JV, LLC, a
Delaware limited liability company,
its sole and managing member

	By:	SW AC GP, LLC,
a Delaware limited liability company,
its managing member

		By:	SteelWave, LLC,
a Delaware limited liability company,
its managing member

			By:	/s/ Rick Wada
			Name:	Rick Wada
			Title:	Vice President

EXHIBIT G

PARKING LOCATIONS

Locations in the Surface Lot and in the Phase II Parking Garage are attached for reserved spaces (highlighted in green and designated in the legend as “Reserved Stalls”), Car-Charging Stalls (highlighted in pink and designated in the legend as “Existing EV Stalls”), Future Car-Charging Stalls (highlighted in blue and designated in the legend as “Future EV Stalls”) and EV Stations (identified by a red dot and designated in the legend as EV Station Locations).

EXHIBIT G - RESERVED PARKING STALLS FOR McAFEE

[LRG]
PARCEL 4
PARCEL 3
PARKING GARAGE (4 STORY) 6250
2 FUTURE STALLS
2 EXISTING STALLS (1 EV STATION W/ 2 PORTS)
FITNESS CENTER/CAFE (2 STORY)
PARCEL 3
PARCEL 2
5 STALLS
BUILDING 3 (6 STORY) 6280
BUILDING 4 (6 STORY) 6220
LEGEND
EXISTING EV STALLS
FUTURE EV STALLS
RESERVED STALLS
EV STATION
SUMMARY OF RESERVED PARKING STALLS
EXISTING SURFACE EV STALLS 2
FUTURE SURFACE EV STALLS 2
EXISTING GARAGE EV STALLS 3
FUTURE GARAGE EV STALLS 5
RESERVED STALLS 10
STEELWAVE
AMERICA CENTER GARAGE
6250 AMERICA CENTER DR
SAN JOSE, CA
ARCHITECTURAL SITE PLAN AND FIRE ACCESS
01 ARCHITECTURAL SITE PLAN
A1.01

PARKING SCHEDULE
PLAN LEGEND
PARKING LEGEND
PLAN NOTES
[LRG]
1 EXISTING
STALLS
(1 EV STATION
W/ 1 PORT)
2 FUTURE
STALLS
STEELWAVE
AMERICA CENTER
GARAGE
6250 AMERICA CENTER DR
SAN JOSE, CA
PARKING GARAGE
- SECOND FLOOR
PLAN
A2.12

PARKING SCHEDULE
PLAN LEGEND
PLAN NOTES
PARKING LEGEND
[LRG]
2 EXISTING
STALLS
(1 EV STATION
W/ 2 PORTS)
4 RESERVED
STALLS
STEELWAVE
AMERICA CENTER
GARAGE
6200 AMERICA CENTER DR
SAN JOSE, CA
PARKING GARAGE
- THIRD FLOOR
PLAN
A2.13

PARKING SCHEDULE

PLAN LEGEND

PLAN NOTES

PARKING LEGEND

+9 FUTURE STALLS
2 FUTURE STALLS
2 RESERVED STALLS

[LRG]

Architecture | Interiors | Planning

STEELWAVE

AMERICA CENTER GARAGE
6200 AMERICA CENTER DR
SAN JOSE, CA

PARKING GARAGE - FOURTH FLOOR (ROOF) PLAN

A2.14

EXHIBIT G-1

LOCATIONS OF OUTDOOR AMENITIES AND FIRE PIT LOUNGE

EXHIBIT H

EXTERIOR MASTER SIGN PROGRAM

[Attached]

CITY OF SAN JOSE
Department of Planning, Building & Code Enforcement
File No.: AD09-0164
By: Sylvia Do 1/22/09
DATE
See attached Development Permit Adjustment sheet for conditions of approval.
Note: A Building Permit may also be required. Please check with the Building Division.

AMERICA CENTER

EXTERIOR MASTER SIGN PROGRAM

CITY SUBMITTAL

12.08.08

01.21.09
revised

Prepared by:
ROSS/LUTHIN CREATIVE
WEIDNER ARCHITECTURAL SIGNAGE

AMERICA CENTER

TABLE OF CONTENTS

Contents		i
Colors & Fonts		ii
Parcel Map		iii
Section 1	Attached Signs	
	Attached Sign Summary	1.00
	Attached Sign Locations	1.01
TID-1	Skyline Signs	1.10-1.11
TID-2	Wall Signs	1.20
Section 2	Freestanding Signs	
	Freestanding Sign Summary	2.00
	Freestanding Sign Locations	2.01
A2	Project Identity	2.10-2.11
BID	Building Monument	2.20
Section 3	Freestanding Signs Not Reducing Area	
	Summary of Freestanding Signs Not Reducing Area	3.00
D1	Primary Directional	3.10
D2	Secondary Directional	3.20
SM	Site Map	3.30
AD	Address Numbers	3.40
RPR	Property Regulations	3.50

CITY OF SAN JOSE
Department of Planning, Building & Code Enforcement
File No.: AD09-044
By: AO 1/22/09 DATE
See attached Development Permit Adjustment sheet for conditions of approval.
Note: A Building Permit may also be required. Please check with the Building Division.

WEIDNER SIGNAGE
5001 24th Street
Sacramento CA 95822
916.452.8000
weidnersignage.com
Rick Weidner
Account Executive

Consulting Designers

ROSS LUTHIN

NOTE: No signs were approved as part of this master sign program. All proposed signs shall be subject to approval by the Director of Planning via a Sign Permit Adjustment and may be subject to approval by the Building Division via a Building Permit and/or Electrical Permit, as applicable.

- ☐ Planning
- ☐ Conceptual Design
- ☐ Design Development
- ■ City Submittal

Date: 01.21.09
Project No. 8016
Sheet Title: Table of Contents

Page No.: i

AMERICA CENTER

LOGO

RED - PMS 202 C
BLUE - PMS 281 C

ARROW

ABCDEFGHIJKLMNOPQRSTUVWXYZ
abcdefghijklmnopqrstuvwxyz

FUTURA MEDIUM

PAINT COLORS

C1 - MPC MP18205 Gun Metal

C2 - BM 2137-70 White Wisp

C3 - MAP 41-342 Brushed Aluminum

C4 - PMS 202 C - Red

C5 - PMS 281 C - Blue

C6 - MPC MP18249 Metallic Charcoal

VINYL COLORS

V1 - 3M Black

CITY OF SAN JOSE
Department of Planning, Building & Code Enforcement
File No.: AD09-014
By: GRO 1/22/09
DATE
See attached Development Permit Adjustment sheet for conditions of approval.
Note: A Building Permit may also be required. Please check with the Building Division.

AMERICA CENTER

WEIDNER SIGNAGE
5001 24th Street
Sacramento CA 95822
916.452.8000
weidnersignage.com
Rick Weidner
Account Executive

Consulting Designers

ROSS LUTHIN

- [ ] Planning
- [ ] Conceptual Design
- [ ] Design Development
- [x] City Submittal

Date	
12.08.08	
Project No.	Scale
8016	NTS

Sheet Title
Graphic Strandards And Colors

Page No.
ii

CITY OF SAN JOSE
Department of Planning, Building & Code Enforcement
File No.: AD09-064
By: GDO   1/22/09 DATE
See attached Development Permit Adjustment sheet for conditions of approval.
Note: A Building Permit may also be required. Please check with the Building Division.

11
PTN. LOT 1
4.00 Ac Calc
W.B.
13
PTN.PCL.3
4.702 Ac Calc
24
PTN.PCL.3
2.024 Ac
Calc
60'-ESMT.
S.C.V.W.D.
PTN.
31
PTN. LOT 1
21.735 Ac
PTN. LOT 2
12.607 Ac
35
PTN. LOT 3
15.380 Ac
33
PTN. LOT 2
4.297 Ac
36
32
PTN. LOT 1
3.355 Ac
L.L.A. 19626418
L.L.A. 16475411
L.L.A. 18257897
HWY 237
0' 100' 200'

AMERICA CENTER

WEIDNER SIGNAGE
5001 24th Street
Sacramento CA 95822
916.452.8000
Rick Weidner
Account Executive

Consulting Designers
ROSS LUTHIN

237 Frontage =	1,776
Int. Road Front. =	1,150
Total Frontage =	2,926

☐ Planning
☐ Conceptual Design
☐ Design Development
■ City Submittal

Date 01.21.09	
Project No. 9016	Scale 1"=200' approx.

Sheet Title
Parcel Map & Frontages

Page No.
iii

AMERICA CENTER

WEIDNER SIGNAGE
5001 24th Street
Sacramento CA 95822
916.452.8000
weidnersignage.com
Rick Weidner
Account Executive
CA Lic. #559090
NV Lic. #0040109

Consulting Designers
ROSS LUTHIN
E: creative@rossluthin.com
P: 707.573.9840
F: 707.573.7359

ATTACHED SIGN SUMMARY

SIGN TYPE		QTY.	SIZE		HEIGHT			PAGE
THUMBNAIL	SIGN DESCRIPTION		Proposed	Ordinance	Logo	Letters	Ordinance	
	TID-1 - SKYLINE	2 per bldg	250 sf ea 500 sf/bldg (max.)	250 sf ea 500 sf/bldg (max.)	60 in (max)	42 ft (max)	NA	1.10
	TID-2 - WALL SIGNS	1 sign for each 1st floor tenant frontage plus a total of 5 signs per building for interior tenants w/o 1st floor frontages.	1s.f. per l.f. of occ. frontage. 300 sf/bldg. max.*	1s.f. per l.f. of occ. frontage. 300 sf/bldg. max.*	30 in (max)	18 ft (max)	NA	1.20

* Wall sign sizes shall conform to Section 23.04.020, 8, 1-3

CITY OF SAN JOSE
Department of Planning, Building & Code Enforcement
File No.: AD09-064
By: GAO 1/22/09
DATE
See attached Development Permit Adjustment sheet for conditions of approval.
Note: A Building Permit may also be required. Please check with the Building Division.

☐ Planning
☐ Conceptual Design
☐ Design Development
■ City Submittal

Date
01.21.09
Project No.
8016
Sheet Title
Section 1
Attached Signs

Page No.
1.00

BUILDING 4
35,681 s.f.
footprint
BUILDING 2
35,681 s.f.
footprint
BUILDING 3
35,681 s.f.
footprint
BUILDING 1
35,681 s.f.
footprint
HWY 237
True North
Plan North

CITY OF SAN JOSE
Department of Planning, Building & Code Enforcement

File No.: AD09-064

By: GDD 1/22/09 DATE

See attached Development Permit Adjustment sheet for conditions of approval.

Note: A Building Permit may also be required. Please check with the Building Division.

AMERICA CENTER

WEIDNER SIGNAGE

5001 24th Street
Sacramento CA 95822
916.452.8000
weidnersignage.com

Rick Weidner
Account Executive

CA Lic. #539098
NV Lic. #0040109

Consulting Designers

ROSS LUTHIN

E: creative@rossluthin.com
P: 707.573.9840
F: 707.573.7359

ALLOWABLE SIGN LOCATIONS

TID-1 TENANT SKYLINE SIGN — See page 1.10

TID-2 TENANT WALL SIGNS — See page 1.20

- [ ] Planning
- [ ] Conceptual Design
- [ ] Design Development
- [x] City submittal

Date	
03.31.09	
Project No.	Scale
8016	NTS

Sheet Title

Attached Signs Location Plan

Page No.

1.01

60" Max on South and East Elevations
42" Max on West Elevations
LOGO
COMPANY NAME
42" Max on South and East Elevations
32" Max on West Elevation

TYPICAL TENANT SIGN

1/4"=1'-0"

DESCRIPTION
Wall mounted skyline signage for the purpose of primary tenant identification.

APPROVALS AND PERMITS
Tenants shall submit sign detail drawings to the Landlord prior to submitting to the City for permits.

QUANTITY
Maximum two (2) signs per building.

SIGN LOCATIONS
Potential sign locations are indicated on page 1.11

SIGN AREA
350 s.f. maximum per sign.

GENERAL GUIDELINES
1. Tenants may use their corporate logos and typestyles.
2. Signage shall be internally halo illuminated fabricated reverse pan channel letters and shapes.
3. All wiring, conduits and raceways are to be concealed.
4. All letters shall be color C1
5. With Landlord approval, logos may be included that utilize custom colors on the face only. Logo edges shall be color C1.

Low voltage wire
Low Voltage Transformer
To 120V, 20A Breaker
1/4" Clear Lexan Backer
LED light sources
Stand-offs
Stand-offs
Fabricated Aluminum Letter
Varies
5"
1-1/2"

LED HALO LETTER SECTION

1 1/2"=1'-0"

CITY OF SAN JOSE
Department of Planning, Building & Code Enforcement
File No.: AD09-014
By: GDO DATE 1/22/09
See attached Development Permit Adjustment sheet for conditions of approval.
Note: A Building Permit may also be required. Please check with the Building Division.

AMERICA CENTER

WEIDNER SIGNAGE
5001 24th Street
Sacramento CA 95822
916.452.8000
weidnersignage.com
Rick Weidner
Account Executive
CA Lic. #599090
NV Lic. #0040109

Consulting Designers
ROSS LUTHIN
E: creative@rossluthin.com
F: 707.573.9840
P: 707.573.7399

- [ ] Planning
- [ ] Conceptual Design
- [ ] Design Development
- [x] City Submittal

Date	
12.08.08	
Project No.	Scale
8016	As Noted

Sheet Title
Attached Sign
TID-1 Skyline Signs

Page No.
1.10

Align with window edge
Align with window edge

SOUTH

Center in space

WEST
(signs not permitted on West elevation of Buildings 1 or 2)

Align with window edge

EAST

CITY OF SAN JOSE
Department of Planning, Building & Code Enforcement
File No.: AD09-064
By: SDO 1/22/09
DATE
See attached Development Permit Adjustment sheet for conditions of approval.
Note: A Building Permit may also be required. Please check with the Building Division.

AMERICA CENTER

WEIDNER SIGNAGE
5001 24th Street
Sacramento CA 95822
916.452.8000
weidnersignage.com
Rick Weidner
Account Executive

Consulting Designers
ROSS LUTHIN

Indicates potential sign location

- [ ] Planning
- [ ] Conceptual Design
- [ ] Design Development
- [x] City Submittal

Date	
01.23.09	
Project No.	Scale
9016	1/32"=1'-0"

Sheet Title
Attached Signs
TID-1 - Skyline Signs
Potential Locations

Page No.
1.11

LOGO
Business Name
1 1/2"
3/4"

TYPICAL TENANT SIGN
1/2"=1'-0"

SIDE

DESCRIPTION
Wall mounted signage for the purpose of tenant identification for secondary tenants on the first and second floors.

APPROVALS AND PERMITS
Tenants shall submit sign detail drawings to the Landlord prior to submitting to the City for permits.

SIGN LOCATIONS
Signs shall be located at the second floor line, centered as shown to the right only on the building frontages designated on page 1.01.

QUANTITIES
One sign for each first floor tenant frontage plus a total of five signs per building for interior tenants without first floor frontages.

SIGN AREA
1 s.f. per linear foot of occupancy frontage with a maximum aggregate of 300 s.f. per building to conform with Section 23.04.020, B, 1-3 of the City Sign Ordinance.

GENERAL GUIDELINES
1. Tenants may use their corporate logos and typestyles.
2. Signage shall be unlit fabricated aluminum letters and logo shapes pinned off the wall as shown.
3. All letters shall be color C1
4. With Landlord approval, logos may be included that utilize custom colors on the face only. Logo edges shall be color C1.

Business Name
Equal
Equal

TYPICAL TENANT ELEVATION
1/8"=1'-0"

CITY OF SAN JOSE
Department of Planning, Building & Code Enforcement
File No.: AD09-044
By: GTO 1/22/09
DATE
See attached Development Permit Adjustment sheet for conditions of approval.
Note: A Building Permit may also be required. Please check with the Building Division.

AMERICA CENTER

WEIDNER SIGNAGE
5001 24th Street
Sacramento CA 95822
916.452.8000
weidnersignage.com
Rick Weidner
Account Executive

Consulting Designers
ROSS LUTHIN
E: creative@rossluthin.com

- [ ] Planning
- [ ] Conceptual Design
- [ ] Design Development
- [x] City Submittal

Date	
01.21.09	
Project No.	Scale
8016	As Noted

Sheet Title
Attached Signs
TID-2 - Wall Signs

Page No.
1.20

F R E E S T A N D I N G   S I G N   S U M M A R Y

SIGN TYPE		QTY.	AREA		HEIGHT		SETBACKS		PAGE
THUMBNAIL	SIGN DESCRIPTION		Proposed	Ordinance	Proposed	Ordinance	Proposed	Ordinance	
	A2-PROJECT ID	4	80 sf ea 320 sf ttl	120 sf max	20 ft	20 ft	NA**	10 ft	2.10
	B1D-BUILDING ID	4	25 sf ea 100 sf ttl	120 sf max	6.25 ft	6.25 ft	NA**	6 ft	2.20
TOTALS		8	420 sf	585* sf					

* Per ordinance Section 23.04.030, aggregate sign area is (1) square foot per each five (5) linear feet of street frontage. Street frontage = 1,776 l.f. Along Hwy 237 + 1,150 l.f. along interior road = 2,926÷5=585.
** Sign are interior to the site. Nearest property line is over 100' away.

AMERICA CENTER

WEIDNER SIGNAGE
5001 24th Street
Sacramento CA 95822
916.452.8000
weidnersignage.com
Rick Weidner
Account Executive
CA Lic. #559090
NV Lic. #0040109

Consulting Designers
ROSS LUTHIN
E: creative@rossluthin.com
P: 707.573.9840
F: 707.573.7359

☐ Planning
☐ Conceptual Design
☐ Design Development
■ City Submittal

Date
01.21.09
Project No.
8016
Sheet Title
Section 2
Freestanding Signs

Page No.
2.00

CITY OF SAN JOSE
Department of Planning, Building & Code Enforcement
File No.: AD09-064
By: GDO   1/22/09 DATE
See attached Development Permit Adjustment sheet for conditions of approval.
Note: A Building Permit may also be required. Please check with the Building Division.

AMERICA CENTRE

WEIDNER ARCHITECTURAL SIGNAGE

Rick Weidner
Account Executive

ROSS | LUTHIN

LEGEND

SECTION 2
FREESTANDING SIGNS

- A2 Freestanding Identity — Page 2
- Building Monument — Page 2

SECTION 3
FREESTANDING SIGNS NOT REDUCING AREA

- Primary Directional — Page 3
- Secondary Directional — Page 3
- AD1 Primary Address — Page 3
- AD2 Secondary Address — Page 3
- SM Site Map — Page 3
- Regulatory — Page 3

NOTES:
A2 signs shall be installed in landscaped areas with a minimum of 48" of landscape on all sides of signs.

D1 and D2 signs shall be installed in landscaped areas.

6300
America Center Drive
6200
America Center Drive
6201
America Center Drive
6001
America Center Drive
AD1 1
AD2 2
AD2 3
4
A2 5
A2 6
7
AD2 8
AD2 9
AD1 10
A2 11
A2 12
14
15
16
SM 17
AD1 18
AD2 19
AD2 20
21
22
23
AD2 24
AD2 25
AD1 26
27
28
29
HWY 237

- ☐ Planning
- ☐ Conceptual Design
- ☐ Design Development
- ■ City Submittal

Scale 1"=150'

Sheet Title
Freestanding Sign Location Plan

Page No.
2.01

CITY OF SAN JOSE
Planning, Building & Code Enforcement
File No. AD09-064
900
1/22/09

CITY OF SAN JOSE
Department of Planning, Building & Code Enforcement
File No.: AD09-044
By: CDO 1/22/09
DATE
See attached Development Permit Adjustment sheet for conditions of approval.
Note: A Building Permit may also be required. Please check with the Building Division.

AMERICA CENTER

NIGHT STUDY

Fabricated aluminum column, paint white.
Colored light bar, halo lighting.
TOP
Light box with acrylic lense, LED lightsource may be programmed to shift colors.
Non-illuminated letter, 2" deep fabricated aluminum, pin mount.
Fabricated aluminum channel.
Concrete base, color to match bldg. color.
AMERICA CENTER
C2
C4
C5
C3
NOTE: Side and top view mirror views shown.

FRONT (WESTSIDE OF ENTRY DRIVE)

SIDE

FRONT (EASTSIDE OF ENTRY DRIVE)

AMERICA CENTER

WEIDNER SIGNAGE
5001 24th Street
Sacramento CA 95822
916.452.8000
weidnersignage.com
Rick Weidner
Account Executive

Consulting Designers
ROSS LUTHIN
E: creative@rossluthin.com

Sign Area:
80 sf

- [ ] Planning
- [ ] Conceptual Design
- [ ] Design Development 50%
- [x] City Submittal

Date	
12.08.08	
Project No.	Scale
8016	1/4"=1'-0"

Sheet Title
Freestanding Signs
A2 - Project Identity

Page No.
2.10

Identity Features

AMERICA CENTER

SEE PG. 2.10
FOR DETAILS

AMERICA CENTER

WEIDNER SIGNAGE

5001 24th Street
Sacramento CA 95822
916.452.8000
weidnersignage.com

Rick Weidner
Account Executive

CA Lic. #559090
NV Lic. #0040109

Consulting Designers

ROSS | LUTHIN

E: creative@rossluthin.com
F: 707.573.9840
P: 707.573.7389

☐ Planning
☐ Conceptual Design
☐ Design Development 50%
■ City Submittal

Date 12.08.08	
Project No. 8016	Scale NTS

Sheet Title
Freestanding Signs
A2 - Project Identity
Photo Study

Page No.
2.11

... OF SAN JOSE
Department of Planning, Building & Code Enforcement
File No.: A001-064
By: GAO 1/22/09 DATE
See attached Development Permit Adjustment sheet for conditions of approval.
Note: A Building Permit may also be required. Please check with the Building Division.

1 1/2"
1 1/2"
1/4"
1"
TOP
4'-8"
1'-4"
7 1/4"
2"
2'-8"
Fabricated aluminum column with painted finish.
1/2" thick acrylic letters pin mounted to column, painted.
1/2" thick acrylic graphics, painted, standard color, tenant may utilize logotype.
1009
iDREAM
INEXUS
SurGica
18"
1 1/2"
4'-4"
C4
C6
C5
C3
C2
C1
FRONT
1 1/2"
4"
SIDE

AMERICA CENTER

WEIDNER SIGNAGE

5001 24th Street
Sacramento CA 95822
916.452.8000
weidnersignage.com

Rick Weidner
Account Executive

CA Lic. #559090
NV Lic. #0040109

Consulting Designers

ROSS LUTHIN

E: creative@rossluthin.com
F: 707.573.9840
P: 707.573.7399

Sign Area:
25 sf

☐ Planning
☐ Conceptual Design
☐ Design Development 50%
■ City Submittal

Date	
12.08.08	
Project No.	Scale
8016	1/2"=1'-0"

Sheet Title
Freestanding Signs
BID-Building Monument

Page No.
2.20

CITY OF SAN JOSE
Department of Planning, Building & Code Enforcement
File No.: AD09-044
By: GDO 1/23/09
DATE
See attached Development Permit Adjustment sheet for conditions of approval.
Note: A Building Permit may also be required. Please check with the Building Division.

CITY OF SAN JOSE
Department of Planning, Building & Code Enforcement
File No.: AD09-004
By: GDO 1/22/09
DATE
See attached Development Permit Adjustment sheet for conditions of approval.
Note: A Building Permit may also be required. Please check with the Building Division.

AMERICA CENTER

WEIDNER SIGNAGE

5001 24th Street
Sacramento CA 95822
916.452.8000
weidnersignage.com
Rick Weidner
Account Executive

Consulting Designers

ROSS LUTHIN

E: creative@rossluthin.com

SUMMARY OF FREESTANDING SIGNS NOT REDUCING SIGN AREA*

SIGN TYPE		QTY.	AREA	HEIGHT	PAGE
THUMBNAIL	SIGN DESCRIPTION				
	D1 - PRIMARY DIRECTIONAL**	3	22 sf 66 sf ttl	8.5 ft	3.10
	D2 - SECONDARY DIRECTIONAL**	3	11 sf ea 33 sf ttl	6 ft	3.20
	SM - SITE MAP	1	6.5 sf ea	6 ft	3.30
6201	AD1 - ADDRESS NUMBERS	8	4 sf ea 32 SF total	15 in	3.40
	AD2 - ADDRESS NUMBERS	4	2.5 sf ea 10 SF total	12 in	3.40
	RPR - REGULATORY SIGN	1	6 sf	5 ft	3.50

*Per City of San Jose Sign Ordinance Section 23.02.920 "Signs that do not reduce allowable signage. The following signs shall not reduce signage otherwise allowable under this title: B. Safety or directional signs allowed by Section 23.02.1040., D. Street numbers required by Section 23.02.1020 and E. Signs required by law as described in Section 23.02.1030."
** D1 and D2 signs shall be installed in landscaped areas with a minumum of 48" landscape on all sides.

- [ ] Planning
- [ ] Conceptual Design
- [ ] Design Development
- [x] City Submittal

Date
01.21.09
Project No.
8016
Sheet Title
Section 3
Non-Area Reducing Freestanding Signs
Page No.
3.00

1"
1/4"

TOP

1'-10"
2'-6"
Fabricated aluminum column with painted finish.
Dimensional arrows applied to column.
Vinyl graphics
Major tenants may use logos.
All copy to be the same color.
Fabricated aluminum panels with painted finish.
aloft hotel
Silicon Valley Club
6001 to 6300
V1
C4
C5
C2
C3
C3
C2
C1

FRONT

SIDE

CITY OF SAN JOSE
Department of Planning, Building & Code Enforcement
File No.: AD09-044
By: [signature] 1/22/09
DATE
See attached Development Permit Adjustment sheet for conditions of approval.
Note: A Building Permit may also be required. Please check with the Building Division.

AMERICA CENTER

WEIDNER SIGNAGE
5001 24th Street
Sacramento CA 95822
916.452.8000
weidnersignage.com
Rick Weidner
Account Executive

Consulting Designers
ROSS LUTHIN

Sign Area: 22 s.f. each

- [ ] Planning
- [ ] Conceptual Design
- [ ] Design Development
- [x] City Submittal

Date	
12.08.08	
Project No.	Scale
8016	1/2"=1'-0"

Sheet Title
Non-Area Reducing Freestanding Signs
D1- Primary Directional

Page No.
3.10

CITY OF SAN JOSE
Department of Planning, Building & Code Enforcement
File No.: AD09-064
By: CRO 1/22/09
DATE
See attached Development Permit Adjustment sheet for conditions of approval.
Note: A Building Permit may also be required. Please check with the Building Division.

3"
1 1/2"
3/4"
1/2"
TOP

Fabricated aluminum column with painted finish.
1/2" thick acrylic arrows pin mounted to column, painted.
Vinyl graphics.
Fabricated aluminum panels with painted finish.
1'-1"
5 3/4"
1 1/2"
2'-2"
1'-4 1/2"
2 1/2"
5'-11 1/2"
6300
iDREAM
6001
INEXUS
6200
C4
C5
C2
C3
C3
C2
C1
FRONT
1 1/2"
3"
SIDE

AMERICA CENTER

WEIDNER SIGNAGE
5001 24th Street
Sacramento CA 95822
916.452.8000
weidnersignage.com
Rick Weidner
Account Executive

Consulting Designers
ROSS LUTHIN
E: creative@rossluthin.com

Sign Area: 11 s.f. (qty. of 1)

- ☐ Planning
- ☐ Conceptual Design
- ☐ Design Development
- ■ City Submittal

Date	
12.08.08	
Project No.	Scale
8016	1"=1'0"

Sheet Title
Non-Area Reducing Freestanding Signs
D2 - Second. Directional

Page No.
3.20

CITY OF SAN JOSE
Department of Planning, Building & Code Enforcement
File No.: AD09-064
By: GDO 1/22/09 DATE
See attached Development Permit Adjustment sheet for conditions of approval.
Note: A Building Permit may also be required. Please check with the Building Division.

TOP
1/4"
3 3/4"
1'-3"
5 1/2"
2'-4 1/2"
1 1/2"
SITE MAP
Fabricated aluminum column with painted finish.
Internally illuminated sign cabinet with translucent acrylic face and digital print graphics.
C4
C5
C3
C3
C2
C1
2'-4"
3'-4"
5'-11 1/2"
1'-9"
FRONT
3 3/4"
3"
1 1/2"
SIDE

AMERICA CENTER

WEIDNER SIGNAGE
5001 24th Street
Sacramento CA 95822
916.452.8000
weidnersignage.com
Rick Weidner
Account Executive

Consulting Designers
ROSS LUTHIN

Sign Area: 6.5 s.f.

- ☐ Planning
- ☐ Conceptual Design
- ☐ Design Development 50%
- ■ City Submittal

Date	
12.08.08	
Project No.	Scale
8016	1"=1'0"

Sheet Title
Non-Area Reducing Freestanding Signs
SM - Site Map

Page No.
3.30

AD-1
Align with window edge
6201

AD-1a

AD-2
Center on vertical reveal
6201

AD-2 BACK ENTRY

AD-1b
Mount to lip of canopy
6201

AD-1b FRONT ENTRY

TYPICAL ADDRESS PLACEMENT
(see sign location plans for all locations)

CITY OF SAN JOSE
Department of Planning, Building & Code Enforcement
File No.: AD09-044
By: GDD 1/22/09
DATE
See attached Development Permit Adjustment sheet for conditions of approval.
Note: A Building Permit may also be required. Please check with the Building Division.

Fabricated aluminum numbers
with painted finish.
Color: C1

6201
1'-0"
3/4"

FACE SIDE

AD-1a
SIGN DETAIL
(3/4"=1'-0")

Address number
Architectural canopy
1'-0"

SIDE

AD-1b
SIGN DETAIL
(3/4"=1'-0")

6201
12"
3/4"

FACE SIDE

AD-2
SIGN DETAIL
(3/4"=1'-0")

AMERICA CENTER

WEIDNER SIGNAGE
5001 24th Street
Sacramento CA 95822
916.452.8000
weidnersignage.com
Rick Weidner
Account Executive

Consulting Designers
ROSS LUTHIN

Primary Address letters Sign Area: 4.0 s.f.
Secondary Address letters Sign Area: 2.5 s.f.

- [ ] Planning
- [ ] Conceptual Design
- [ ] Design Development
- [x] City Submittal

Date	
01.21.09	
Project No.	Scale
9016	1/32"=1'-0" UON

Sheet Title
Non-Area Reducing
Freestanding Signs
AD - Address Numbers

Page No.
3.40

TOP
Fabricated aluminum column with painted finish.
Vinyl graphics.
Fabricated aluminum panels with painted finish.
PRIVATE PROPERTY
FRONT
SIDE

CITY OF SAN JOSE
Department of Planning, Building & Code Enforcement
File No.: AD09-064
By: ______ DATE 1/22/09
See attached Development Permit Adjustment sheet for conditions of approval.
Note: A Building Permit may also be required. Please check with ...

AMERICA CENTER

WEIDNER SIGNAGE
5001 24th Street
Sacramento CA 95822
916.452.8000
weidnersignage.com
Rick Weidner
Account Executive

Consulting Designers
ROSS LUTHIN

Sign Area: 6 s.f.

- ☐ Planning
- ☐ Conceptual Design
- ☐ Design Development
- ■ City Submittal

Date	
12.08.08	
Project No.	Scale
8016	1"=1'0"

Sheet Title
Non-Area Reducing Freestanding Signs
RPR - Property Regulation

Page No.
3.50

EXHIBIT H-1

LOCATION OF BUILDING SIGNAGE

[Attached]

EXHIBIT H-2

REPRESENTATIVE BUILDING SIGNAGE

[Attached]

McAfee | South Elevation Color Option 1

McAfee

South Elevation

McAfee

Day

McAfee

Night

PACIFIC NEON

www.pacificneon.com

Project No. 190289

Project:
McAfee

Address:
6220 America Center Drive
San Jose, CA

Date: 3.18.19

Revision 1:
Revision 2:
Revision 3:
Revision 4:

X

Customer Approval

California Title 24 Compliant

Sheet No. 1

McAfee | South Elevation Color Option 2

McAfee

South Elevation

McAfee

Day

McAfee

Night

PACIFIC NEON

www.pacificneon.com

Project No: 190289

Project:
McAfee

Address:
6220 America Center Drive
San Jose, CA

Date: 3.18.19

Revision 1:
Revision 2:
Revision 3:
Revision 4:

Customer Approval

2

McAfee | Sign Specification Color Option 1

McAfee

1
2
3

A
1

LED Illuminated Pan Channel Letters

Scale 1/2"=1'-0" | Sign Area: 95 SF

Material Schedule

1. 5" Deep fabricated aluminum returns with 1" trimcap painted to match face color.
2. 020 White acrylic faces with applied 3M vinyl film printed to match corporate color specifications.
3. Internally illuminate with Red LED's.

PACIFIC NEON

2939 Academy Way
Sacramento, California 95815

Tel 800. 927. 4962
Fax 916. 927. 2414

www.pacificneon.com

Project No: 190289

Account Executive:
Mike Behnke

Project:
McAfee

Address:
6220 America Center Drive
San Jose, CA

Drawn By:
Bruce Heller

Date: 3.18.19

Revision 1:
Revision 2:
Revision 3:
Revision 4:

X

Customer Approval

UL Listed
Signs to be manufactured to U.L. Specifications and will bear the U.L. Label(s). The sign is intended to be installed in accordance with the requirements of Article 600 of the National Electrical Code and/or other applicable local codes. This includes proper grounding and bonding of the sign.

Electrical Circuits
Customer to provide primary dedicated electrical circuit(s) with a separate ground to the electrical panel. L.E.D. Electronics to have a separate dedicated 120V complete circuit (No shared neutral). Common ground to electrical panel acceptable.

California Title 24 Compliant

Copyright ©2019
All print and electronic art remains the sole copyrighted property of Pacific Neon Company and are not to be distributed, copied, e-mailed, or exhibited in any way without prior written release from Pacific Neon Company.

Sheet No.
3

McAfee | Sign Specification Color Option 2

McAfee

1
2
3

A 1 LED Illuminated Pan Channel Letters

Scale 1/2" =1'-0" | Sign Area: 95 SF

Material Schedule

1. 5" Deep fabricated aluminum returns with 1" trimcap painted to match face color.
2. .015 White acrylic faces.
3. Internally illuminate with White LED's.

PACIFIC NEON

2535 Academy Way
Sacramento, California 95815

Tel 800. 927. 4742
Fax 916. 927. 3414

www.pacificneon.com

Project No: 190289

Account Executive:
Mike Bolinio

Project:
McAfee

Address:
6220 America Center Drive
San Jose, CA

Drawn By:
Bruce Heller

Date: 3.18.19
Revision 1:
Revision 2:
Revision 3:
Revision 4:

X

Customer Approval

U.L. Listed

Electrical Circuits

California Title 24 Compliant

Copyright ©2019

Sheet No. 4

McAfee | Scaled South Elevation

McAfee

South Elevation
Scale 1" = 30'-0"

CAPTURED GLASS MULLION, TYP.
STRUCTURALLY GLAZED MULLION, TYP.
EQUAL
EQUAL
McAfee

South Elevation
Scale 1/16" = 1'-0"

PACIFIC NEON

2005 Academy Way
Sacramento, California 95815

Tel 800. 921. 4392
Fax 916. 921. 2414

www.pacificneon.com

Project No: 190289

Account Executive:
Mike Behnke

Project:
McAfee

Address:
6220 America Center Drive
San Jose, CA

Drawn By:
Bruce Heller

Date: 3.18.19

Revision 1:
Revision 2:
Revision 3:
Revision 4:

X

Customer Approval

UL Label

California Title 24 Compliant

Copyright ©2019

5

EXHIBIT I

FORM OF

LICENSE AGREEMENT

(ROOFTOP INSTALLATIONS)

This License Agreement (“License”) is made this      day of                     , 20    , by and between MCAFEE, LLC, a Delaware limited liability company (“Licensee”), and US ER AMERICA CENTER 4, LLC, a California limited liability company (“Licensor”).

WHEREAS, Licensee occupies approximately 84,273 Rentable Square Feet (the “Premises”) comprised of (a) the portion of the first (1st) floor known as Suite 110 and containing 6,781 Rentable Square Feet in the building containing located at 6220 America Center Drive, San Jose, California 95002 (the “Building”) and (b) the entire fifth (5th) and sixth (6th) floors in the Building containing 77,492 Rentable Square Feet under an Office Lease dated                      between Licensee, as Tenant, and Licensor, as Landlord (“Lease”) and all capitalized terms used in this License shall have the definitions assigned in the Lease, unless otherwise defined; and

WHEREAS, Licensee has requested that Licensor consent to Licensee’s installation and operation of the Rooftop Installations on the roof of the Building.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the parties contract and further agree as follows:

1.    Consent. Licensor, in consideration of the covenants and agreements to be performed by Licensee and upon the terms and conditions herein stated, consents to Licensee installing, maintaining, operating and removing the Rooftop Installations, during the term of this License, comprised of supplemental HVAC equipment and Cabling listed in Exhibit A to this License (collectively, the “Equipment”) and Cabling connections with respect to the Equipment (“Connections”) on the roof of and inside the Building for the sole use of Licensee. The Equipment shall not constitute a fixture in the Building and shall remain Licensee’s property.

2.    Assignment and Sublease. Licensee shall not allow anyone other than Licensee or its Permitted Transferee, a Related Entity to whom this Lease is assigned or the entire Premises is sublet in accordance with Section 10.4 or an assignee to whom this Lease is assigned pursuant to an Ownership Transfer made in accordance with Section 10.5 to use the Rooftop Installations and shall not be permitted to assign or sublet the Rooftop Installations or the installation and operation rights of the Rooftop Installations to any other party other than a Permitted Transferee, a Related Entity to whom this Lease is assigned or the entire Premises is sublet in accordance with Section 10.4 or an assignee to whom this Lease is assigned pursuant to an Ownership Transfer made in accordance with Section 10.5, without Licensor’s consent, which may be granted or denied in Licensor’s discretion.

3.    Restrictions. Licensee’s installation, maintenance, operation or removal of all Rooftop Installations shall not interfere with the use or operation of any tenant’s communications currently or hereinafter existing located in the Building. If any of the Equipment is capable of use for communications, Licensee shall not (a) transmit or receive any communications via the Equipment that are unlawful, or as determined by Licensor in Licensor’s sole discretion, that are pornographic, obscene or offensive or that otherwise tend to harm the reputation of the Licensor or the Building; and (b) use the Equipment or cause the Equipment to generate revenue or provide telecommunication services of any kind to other tenants or occupants within the Building and shall not receive any income from any third- party for the use of the Equipment.

4.    Location. The routes or paths (each a “Cable Path”) for any Cabling for the Connections shall be through the Building’s existing risers, conduits and shafts, subject to reasonable space limitations and Landlord’s reasonable requirements for use of such areas. The location of the Equipment and any appurtenances thereto and the Cable Path(s) for the Cabling and Connections shall be as outlined on the attached Exhibit B and shall be subject to relocation at the option of Licensor at any time at Licensor’s sole cost and expense.

5.    Term. The term of this Licensee shall commence on the first date written above and shall continue until the earlier of (i) a termination as provided under this Paragraph 5 or under Paragraph 18 hereof; or (ii) upon the termination of the Lease. Notwithstanding the foregoing sentence, in the event Licensee sublets all of the Premises other than to a Related Entity in accordance with Section 10.4 or assigns the Lease to a party other than a Permitted Transferee, a Related Entity to whom this Lease is assigned in accordance with Section 10.4 or an assignee to whom this Lease is assigned pursuant to an Ownership Transfer made in accordance with Section 10.5, this License shall terminate upon the effective date of such assignment or sublease.

6.    Installation of Equipment. Licensee shall submit to Licensor for approval all working drawings and specifications (including for waterproofing) of the Equipment to be installed and the Structural Engineer’s Certification (as defined herein). In accordance with Section 24.21 of the Lease, Licensee shall pay as Additional Rent under the Lease Licensor’s actual documented costs of review and approval of such drawings and specifications. With respect to Cabling to be installed as part of the Rooftop Installations, the working drawings and specifications shall specify the following: (a) the locations throughout the Building where the Cabling and Cable Paths will be located; (b) the manner in which the Cabling will be run through the Building to the Connections; (c) the communications closets, if any, which will be utilized in installing and maintaining such Cabling; and (d) the amount and type of Cabling to be installed The “Structural Engineer’s Certification” is a certification by Licensee’s approved structural engineer that the location and placement of the Equipment on the existing roof of the Building does not exceed the structural capacity of the roof structure and that the design for the installation of the Equipment in the proposed location meets current codes for wind loading. Licensor may require Licensee to shield the Equipment with a screen for aesthetic purposes. Licensee will reasonably cooperate with Licensor in order to determine with Licensee’s contractor the best Cable Paths associated with the Equipment from the roof to the Premises. The consent of Licensor in this regard shall not constitute any representations or warranty by Licensor that the Equipment’s installation will be feasible, advisable, accurate or sufficient or that Licensee will be granted permits for construction or operation by appropriate governmental authorities, or that after installation of the Equipment, the Premises will be safe, habitable or tenantable, or that the Equipment will be fit for Licensee’s purposes.

Licensee’s contractors and subcontractors shall be subject to the prior approval of Licensor, which approval shall not be unreasonably withheld, conditioned, or delayed so long as such contractors and subcontractors meet the contractor requirements set forth in the Lease, this License and the Rules and Regulations. Further such contractors and subcontractors must be required by written contract to comply with the terms of this License and the terms of the Lease and Rules and Regulations applicable to the installation of the Rooftop Installations and access to the Building, Common Areas and the roof. Any penetration of the Building roof shall not be permitted.

Licensee’s contractor shall install Rooftop Installations in a good and workmanlike manner, subject to the terms of this License and in compliance with the applicable requirements in the Lease, including, without limitation Section 12.3 and the Rules and Regulations. Licensee shall be responsible for reimbursing Licensor for any damages to the Building during installation, maintenance, use or removal of the Rooftop Installations by Licensee or its Agents.

Upon installation of Rooftop Installations, Licensor has the right to inspect such Rooftop Installations in order to verify that such installation and the Rooftop installations comply with the approvals previously given by Licensor and does not void any warranties on the Building. If such inspections reveal any deviation from Licensor’s prior approvals, such deviation shall constitute a breach of this License and the Lease and Licensor may either require that Licensee immediately conform the Rooftop Installations to the approved specifications or terminate this Licensee with respect to the deviating Rooftop Installations pursuant to Paragraph 18 herein.

7.    Access. Licensor will permit Licensee’s contractor reasonable access to the Building for the purposes permitted hereunder (a) through Common Areas of the Building only during Normal Business Hours; and (b) upon reasonable advance notice and scheduling through Licensor’s managing agent. Access after Normal Business Hours may be granted by Licensor in its reasonable discretion and for such reasonable charges as Licensor may designate in advance. Licensee’s contractor shall not have access to or through any tenant spaces, except the Premises, without prior approval by Licensor. Licensor may revoke Licensor’s access rights if any such access or the installation of Rooftop Installations by Licensor’s contractor interferes with any tenant’s business.

8.    Use of Building Electricity. Licensor agrees that Licensee may use electricity in the Building for the purposes of operation of the Equipment. However, the proposed Connections, Cabling and Cable Path on the roof and throughout the Building in order to connect to the Equipment shall be subject to Licensor’s prior review and approval, to the extent of any deviation from Exhibit A or Exhibit B or to extent not outlined on such Exhibits. Licensor, at its sole discretion, may have a submetering devise installed at Licensee’s expense to bill additional electrical usage to Licensee as a result of the use of the Equipment.

9.    Changes in Environment. Any future installations of additional equipment or changes in the previously approved and installed Rooftop Installations shall be subject to all the conditions and restrictions for original installation of the Rooftop Installations as set forth herein, and shall be subject to Licensor’s prior approval, which may be withheld at Licensor’s reasonable discretion.

10.    Non-Exclusive Use. Licensor reserves the right to install any other equipment or allow any tenants in the Building or other licensees to install, maintain and operate other similar equipment on the roof and in the Building. Licensor shall have the right to do maintenance, repairs and remodeling to the Building and its roof at any time without Licensee’s prior approval.

Operation of the Equipment by Licensee shall not interfere in any way with the ability of the Building or its tenants to receive radio, television, microwave, short-wave, long-wave or other signals of any sort that are transmitted through the air or that will interfere with the use of any other facilities, appliances or equipment in the Building, or that will interfere with the use of any antennae, satellite dishes or other electronic equipment currently or hereafter located on the roof or elsewhere in the Project.

11.    Installation and Maintenance of Equipment Cable in the Building. Licensee agrees that all Cabling shall be shielded cable, that the cable coating shall comply with all applicable fire codes and such Cabling shall be properly labeled so that it can be identified by Licensor, Licensor’s agents or third parties.

12.    Zoning. Licensee acknowledges that Licensor has made no representations or warranties to Licensee that the Rooftop Installations will be permitted under applicable zoning ordinances or other applicable laws. Licensee represents and warrants to Licensor that it has ascertained that the Rooftop Installations and the installation thereof is permitted under all applicable zoning ordinances and other applicable laws, including, but not limited to, any zoning ordinances or other laws relating to height restrictions.

13.    Compliance With Law. Licensee warrants that it will comply with all applicable laws and regulations of the United States, the State of California, or any political subdivision thereof in connection with Licensee’s installation, operation, use and removal of the Rooftop Installations, including, but not limited to, any laws relating to height restrictions. Licensee further warrants that Licensee shall, at its sole cost and expense, obtain any and all governmental licenses and permits necessary, not only to install the Rooftop Installations, but also to use, operate and remove the Rooftop Installations as herein contemplated. Licensee further agrees to obtain and maintain all necessary permits during the term hereof and that if it fails to do so, Licensor may require Licensee to remove the Rooftop Installations at Licensee’s sole cost and expense. Licensee shall give Licensor copies of any notices which Licensee receives from third parties that the Rooftop Installations are or may be in violation of any law, ordinance or regulation.

14.    Insurance Requirements of Licensee. Licensee acknowledges that insurance maintained by Licensee shall be in full force and effect as of the first day of the term of this License and throughout the term of this License. Such insurance shall be provided as described in the Lease. Said insurance shall include the Equipment as an insured risk. It is further agreed that any insurance maintained by Licensor will apply in excess of, and not contribute with, insurance provided by Licensee. The procuring of the required policy or policies of insurance shall not be construed to limit Licensee’s liability.

15.    Insurance Requirements of Licensee’s Contractor. Licensee’s choice of contractor for the installation and removal of the Rooftop Installations shall be subject to Licensor’s prior review and approval and such contractor must provide evidence of insurance satisfactory to Licensor no later than ten (10) days prior to the commencement date of the installation or removal of the Rooftop Installations. Such insurance shall be provided by a company reasonably acceptable by Licensor and licensed and authorized to provide insurance in the state which the Project is located and shall include coverages meeting the minimum requirements set forth in Paragraphs A, B and C of Schedule I attached to Work Agreement of the Lease. Licensor, its affiliates and its managing agent of the Building and the Mortgagee shall be named as additional insured parties on the contractor’s liability insurance policies under Paragraphs B and C and waiver of subrogation endorsements shall be obtained in favor of Licensor and the managing agent of the Building for all such policies.

16.    Risk of Loss. Except to the extent caused by the gross negligence or willful misconduct of Licensor or its Agents, subject to the waiver of subrogation in Section 15.5 of the Lease), Licensee hereby assumes all risk of loss or damage to the Rooftop Installations, and the Licensor will have no liability to Licensee for damaged or stolen Rooftop Installations. Licensor agrees not to attach additional equipment or cables to the Equipment installed by Licensee pursuant hereto.

17.    Liens. Licensee will indemnify Licensor against and hold Licensor, the Building, and the Project free, clear and harmless from and against, any Liens arising out of installation, maintenance or use or removal of the Rooftop Installations. If any such Lien, at any time, is filed against the Building, or any part of the Project, Licensee will cause such Lien to be discharged of record within 30 days after the date Licensee receives notice of the filing of such Lien, either by resolving the matter and causing a release to be recorded in the Official Records of the Santa Clara County, California, or by recording a mechanic’s lien release bond in accordance with the provisions of Civil Code Section 8424. If License fails to timely cause the Lien to be removed as described above, then Licensor may, at its option, pay to the claimant all amounts necessary to discharge the Lien, regardless of the validity or enforceability of the claim, together with any related costs and interest, and the amount so paid, together with attorneys’ fees incurred in connection with such Lien, will be immediately due from Licensee to Licensor as Additional Rent as provided in the Lease. Nothing contained in this License will be deemed the consent or agreement of Licensor to subject Licensor’s interest in all or any portion of the Project to liability under any Lien or to any other lien law. If Licensee receives notice that a Lien has been or is about to be filed against the Building or any part of the Project, or that any action affecting title to the Project has been commenced to enforce a Lien or otherwise on account of work done by or for or materials furnished to or for Licensee, it will immediately give Licensor written notice of such notice. At least 15 days prior to the commencement of any work (including, but not limited to, any maintenance, repairs or Alterations to the Rooftop Installations) pursuant to this License, Licensee will give Licensor written notice of the proposed work and the names and addresses of the persons supplying labor and materials for the proposed work. Licensor will have the right to post notices of non-responsibility or similar notices, if applicable, on the Building or in the public records in order to protect the Building and Project against such Liens.

18.    Termination: Default Remedies. This License shall automatically terminate upon Expiration Date or the earlier termination of the Lease. In the event of default of any obligation under this License by either party, the injured party shall notify the defaulting party by written notice clearly and specifically identifying the default. Within three (3) days after receipt of such notice by the defaulting party, the defaulting party shall cure the default or, if such default cannot reasonably be cured within such three (3)-day period, commence the cure within such period and diligently and continuously prosecute the correction of the default until such has been corrected. If the defaulting party fails to cure the default or to commence within such three (3) day period the cure and diligently and continuously commence prosecute the correction of any default, then the injured party shall have the right to terminate this License by providing the defaulting party at least three (3) days’ prior written notice. Notices shall be delivered in the same manner and to the same addresses set forth in the Lease. Licensor, at its sole option, may require Licensee at any time prior to the expiration or termination of this License, to immediately terminate or suspend the operation of the Equipment if in Licensor’s reasonable opinion the Equipment is (i) causing physical damage to the Building; (ii) causing a safety hazard; or (iii) causing interference in violation of the Lease or this License. If Licensee promptly corrects the item(s) in (i) - (iii) caused by the Equipment to Licensor’s sole satisfaction, Licensee may restore operation of the Equipment. If Licensee is unable or unwilling to correct the items in (i) - (iii) caused by the Equipment to Licensor’s sole satisfaction, Licensor, at its sole discretion, may immediately terminate this License for cause. Such suspension shall not affect the parties’ rights or responsibilities pursuant to this License. The indemnities and hold harmless agreements under this License and the obligations of Licensor and Licensee regarding removal of the Rooftop Installations shall survive the termination of this License. If a default by Licensee occurs under this License and remains uncured after the expiration of any applicable cure period, then Licensor may, at its option, elect one or more of the following remedies, in addition to or in conjunction with any other remedies available under this License, at law or in equity: (a) terminate this License for such default; (b) cure any such default for the account of Licensee, and in such event Licensee shall pay Licensor upon invoice as Additional Rent under the Lease all costs and expenses incurred by Licensor in connection therewith, including consultants’ and attorneys’ fees and costs, together with an administrative charge equal to twenty percent (20%) of such costs; or (c) pursue injunctive relief, and/or recovery of damages, without terminating this License. Any amounts that Licensee is obligated to pay under this License that remain unpaid for more than ten (10) days after Licensee’s receipt of an invoice shall be immediately due and payable, plus interest at the Default Rate set forth in the Lease.

19.    Indemnity. WITHOUT LIMITATION TO THE TERMS OF THE LEASE, LICENSEE AGREES TO USE THE ROOF AT ITS OWN RISK AND HEREBY RELEASES LICENSOR AND ITS AGENTS FROM ALL CLAIMS FOR ANY DAMAGE OR INJURY TO PERSONS OR PROPERTY SUSTAINED BY LICENSEE OR ANY PERSON CLAIMING THROUGH LICENSEE RESULTING FROM AN ACCIDENT OR OCCURRENCE IN, ON OR ABOUT THE ROOF, UNLESS RESULTING SOLELY FROM THE NEGLIGENCE OR WILLFUL MISCONDUCT OF LICENSOR OR ITS AGENTS. WITHOUT LIMITATION TO THE TERMS OF THE LEASE, EXCEPT FOR THE SOLE NEGLIGENCE OR WILLFUL MISCONDUCT OF LICENSOR OR ITS AGENTS, LICENSEE SHALL INDEMNIFY AND HOLD LICENSOR HARMLESS FROM AND AGAINST ALL LOSS, CLAIM, DAMAGE, EXPENSE OR OTHER LIABILITY ARISING OUT OF LICENSEE’S USE OF THE ROOF.

20.    Subordination. Licensee accepts Licensor’s consent herein granted subject and subordinate to any Mortgage or Ground Lease and to all amendments, renewals, extensions and refinancing thereof, that may now or hereafter exist or constitute a lien upon the interest of Licensor in the Building or any part thereof.

21.    Attorneys’ Fees. In the event of any legal action or proceeding between the parties hereto, reasonable attorneys’ fees and expenses of the prevailing party in any such action or proceeding may be added to the judgment therein.

22.    Waiver. The waiver by Licensor of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition of any subsequent breach of the same or any other term, covenant or condition herein contained.

23.    Repair and Removal. Licensee and its Agents shall not in any manner deface, injure or damage the roof or any other part of the Building or any equipment belonging to Licensor or any other third party and Licensee shall pay Licensor as Additional Rent under the Lease the cost of repairing any damage or injury to the roof, the Building, or any part thereof, or other equipment belonging to any Licensor or any other third party during the course of or in any way arising out of the installation, operation, maintenance or removal of the Rooftop Installations. Upon expiration or sooner termination of the License and in accordance with the terms of the Lease, Licensee shall promptly remove the Equipment and repair any damages caused by such removal and restore the roof, Building and/or other equipment belonging to any tenant or other licensee to the condition it was in prior to installation of the Equipment. Additionally, at Licensee’s sole cost and expense and in accordance with Lease, Licensee shall remove any Cabling, repair any damage caused by such removal, and restore the affected portions of the Building to the condition they were in prior to the installation of the Cabling. If, at any time under the provisions of this License, Licensee is required to remove or repair the Rooftop Installations and fails to do so, Licensor may after ten (10) days’ notice remove or repair same and Licensee shall pay Licensor as Additional Rent under the Lease for the cost of said removal or repairs, as applicable, plus interest at the Default Rate set forth in the Lease.

24.    Limitation of Liability. In consideration of the benefits accruing hereunder, Licensee agrees that in the event of any actual or alleged failure, breach or default of this License by Licensor, Licensee’s remedies shall be limited to, and Licensee shall look solely to, the interest of Licensor in the Building. Licensee agrees that each of the foregoing provisions shall be applicable to any covenant or agreement either expressly contained in this License or imposed by statute or at common law.

25.    Increased Costs to Licensor Arising From This License. If the insurance premium or real estate tax assessment charged to Licensor with respect to the Building increases as a result of the presence or operation of the Rooftop Installations, Licensee shall pay as Additional Rent under the Lease the amount of such increase as an additional use fee within ten (10) days after receipt of an invoice from Licensor.

26.    Special Damages. Under no circumstances whatsoever shall Licensor or Licensee ever be liable under this License for punitive damages, consequential damages or special damages. Licensee shall not be entitled to any abatement or reduction of Rent for any failure with respect to the operation of the Rooftop Installations, damage to the Rooftop Installations or stolen Rooftop Installations.

27.    Cross Default. If Licensor terminates the Lease for an Event of Default under the Lease, then the parties acknowledge that Licensor shall have the right to terminate this License for such Event of Default; provided, however, Licensor shall not have the right to terminate the Lease for a default under the License.

[SIGNATURES APPEAR ON THE FOLLOWING PAGES]

IN WITNESS WHEREOF, the undersigned authorities have hereunto executed this License, effective on the day and year first written above.

LICENSEE:

MCAFEE, LLC,
a Delaware limited liability company

By:	[EXHIBIT ONLY]
Name:
Title:

LICENSOR:

US ER AMERICA CENTER 4, LLC,
a California limited liability company

By:	US America Center 3 & 4 Development JV, LLC, a
Delaware limited liability company,
its sole and managing member

	By:	SW AC GP, LLC,
a Delaware limited liability company,
its managing member

		By:	SteelWave, LLC,
a Delaware limited liability company,
its managing member

			By:	[EXHIBIT]
Name:
Title:

EXHIBIT J

LOCATION OF GENERATOR FACILITIES

EXHIBIT K

NON-DISCLOSURE AGREEMENT (FINANCIALS)

[Attached]

McAfee Non-Disclosure Agreement

This Non-Disclosure Agreement (this “Agreement”), effective as of the last signature date below is made between McAfee, LLC and its Affiliates (“McAfee”) and the Company identified below (the “Company”) (each a “Party” and collectively, the “Parties”). The Parties hereby agree as follows:

1.    Definitions. “Affiliate” means any entity that Controls, is Contra tied by, or is under common Control with a Party. “Control” means direct or Indirect ownership, through one or more intermediaries, of more than 50% of an entity’s voting capital or other voting rights. “Confidential Information” means any non-public financial statements of McAfee and its Affiliates, all non-public, confidential, and proprietary information including, without limitation, all (i) statements of financial position or balance sheets, (ii) income statements or profit and loss statements, (iii) cash flow statements and (iv) statements of changes In equity, financial forecasts, sales and other financial results disclosed by McAfee to the Company, whether disclosed orally or disclosed or accessed in written or electronic form, before or after the effective date of this Agreement, and any financial information or analyses related to such financial statements which Is identified as confidential, or which can reasonably be considered confidential due to its nature, or the circumstances surrounding disclosure, “Confidential Information” does not include Information that (a) is or becomes generally available to the public, other than as a result of a disclosure in violation of this Agreement by the Company or any of Company’s Affiliates or their respective employees, directors, agents, officers, members, partners, shareholders, consultants, advisors (including, without limitation, financial advisors, counsel and accountants), actual and potential sources of debt and equity financing, prospective purchasers, or third party contractors (collectively, “Representatives”); (b) Is received by the Company or its Representatives without any obligation of confidentiality from a third party who lawfully had possession of such information or who was not, to Company’s knowledge, legally or contractually restricted from disclosing such information; or (c) was lawfully known to, or was in the lawful possession of, the Company or its Representatives without any duty of confidentiality with respect to that information before its receipt, or disclosure, from McAfee; or (d) was Independently developed by the Company or its Representatives without reference to any Confidential Information of McAfee, As used in this Agreement, the term “Confidential Information” does not refer to a national security designation.

2.    Confidentiality. The Company agrees (a) to only permit disclosure of the Confidential Information to its Representatives who have a need to know the Confidential Information and are under a no less protective obligation to keep Confidential information confidential than the terms contained in this Agreement; (b) not to disclose any Confidential Information to any third party not otherwise permitted under this Agreement; (c) not to make any copies by any means, including via computer download, photography or otherwise, of the Confidential Information; and (d) to only use Confidential Information for the purpose of evaluating, a potential lease by McAfee from Company of space in the building known as America Center 4 located at 6220 America Center Drive, San Jose,

California 85002 (the “Purpose”). The Company shall take reasonable precautions to protect the confidentiality of McAfee’s Confidential Information, with the degree of care at least equivalent to the degree of care taken by the Company to protect its own Confidential Information of a similar nature but in no event less than a reasonable degree of care under the circumstances. If the Company learns that any Confidential Information was inadvertently disclosed by the Company or was accessed by third-parties through unauthorized means, the Company shall immediately notify McAfee and take ail reasonable steps to retrieve the Confidential Information and/or secure access to It. The Company will exercise commercially reasonable efforts to cause Its Representatives to observe all terms of this Agreement and will be responsible for any breach of this Agreement by any of its Representatives.

3.    Mandatory Disclosure. In the event that the Company is requested or required (whether by interrogatories, requests for information or documents in legal proceedings, subpoena, or other similar process) to disclose any Confidential Information of McAfee, the Company shall, so long as legally permissible, provide McAfee with prompt written notice of any such request or requirement so that McAfee may seek a protective order or other appropriate remedy, or, if It so elects, waive compliance with the provisions of this Agreement, if the Company is nonetheless legally compelled to disclose Confidential Information of McAfee pursuant to such process, the Company may disclose only that portion of Confidential Information of McAfee which the Company is legally required to disclose.

4.    No Warranty. The Parties acknowledge that, as between the Parties, McAfee retains all right, title and interest in and to the Confidential Information and no license is granted or implied by the disclosure of Confidential Information to the Company hereunder. The Confidential information is disclosed “as Is” and no representation, warranty, or obligation with respect to the accuracy or completeness of the Confidential information is made or undertaken by McAfee.

5.    No Waiver. The Parties agree that a failure to enforce any of the provisions of this Agreement will not constitute a waiver.

6.    Return or Destruction of Confidential Information. Upon demand by McAfee at any time, the Company shall, at the Company’s election, promptly destroy (provided that any such destruction shall be certified by a duly authorized Representative of the Company) or return to McAfee the Confidential information and any copies, reproductions, summaries, analyses or extracts thereof or based thereon (whether in hard-copy form or on intangible media, such as electronic mail or computer files) in the Company’s possession or in the possession of any Representative of the Company .

7.    Term. The obligations of confidentiality and the rights of the parties under this Agreement will continue for a period of five (5) years from the date of disclosure of Confidential information.

8.    Export. The Parties acknowledge that Confidential Information may be subject to the export control laws and regulations of the United States of America and other countries.

9.    Governing Law and Jurisdiction. This Agreement will be construed In accordance with the laws of California, USA and subject to the jurisdiction of the courts of California, USA, without regard to the conflict of laws provisions of that State. Any legal suit, action or proceeding relating to this Agreement must be Instituted in the federal or state courts located in San Jose, Santa Clara County, California, Each Party irrevocably submits to the exclusive jurisdiction of those courts In any such suit, action or proceeding.

10.    Remedies. Each Party acknowledges that the disclosure of Confidential Information in a manner not authorized by this Agreement may cause irreparable damage that cannot be fully remedied by monetary damages. Each Party agrees that the McAfee may specifically enforce this Agreement and may seek such Injunctive or other equitable relief as may be necessary or appropriate to prevent such unauthorized disclosure by the Company. Any such relief will be in addition to and not in lieu of monetary damages provided, however, IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER OR TO ANY THIRD PARTY FOR ANY LOSS OF USE, REVENUE OR PROFIT OR FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, EXEMPLARY, SPECIAL OR PUNITIVE DAMAGES WHETHER ARISING OUT OF BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, REGARDLESS OF WHETHER SUCH DAMAGE WAS FORESEEABLE AND WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

11.    Amendment. This Agreement may be amended only by a written agreement executed by each of the Parties hereto. No amendment of or waiver of, or modification of any obligation under this Agreement will be enforceable unless set forth in a writing signed by the Party against which enforcement is sought. Any amendment effected in accordance with this Section 11 will be binding upon all Parties hereto and each of their respective successors and assigns.

12.    Severability. If any provision of this Agreement is deemed unenforceable or illegal, such invalidity shall not be deemed to affect any other provision hereof or the validity of the remainder of this Agreement, and such invalid provision shall be deemed deleted herefrom to the minimum extent necessary to cure such violation.

13.    Entire Agreement. This Agreement constitutes the complete and exclusive statement of the terms and conditions between the Parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral or written agreements regarding this subject matter.

14.    Notices. All notices must be in writing and addressed to the relevant Party at Its address set forth under its signature below (or to such other address Party specifies in accordance with this Section 14). All notices must be personally delivered or sent prepaid by nationally recognized courier or certified or registered mail, return receipt requested, and are effective upon actual receipt.

15.    Assignment. This Agreement may not be assigned except with the prior written consent of the other Party and any attempt to assign this Agreement without the other Party’s consent shall be null and void.

16.    WAIVER OF JURY. TRIAL EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO THE OTHER PARTY’S ENTERING INTO THIS AGREEMENT.

17.    Multiple Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original and all of which shall be one and the same agreement Counterparts of this Agreement executed and delivered by facsimile, portable document file (“pdf”) or other electronic means shall have the same force and effect as originals hereof.

[SIGNATURES ON FOLLOWING FAGE(S)]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the last signature date below.

McAfee:

MCAFEE, LLC,
a Delaware limited liability company

By:	/s/ Chris Chaffin
Name:	Chris Chaffin
Title:	VP and Assistant Secretary
Date:

Notice Address:
5000 Headquarters Drive
Plano, TX 75024

Company:

US ER AMERICA CENTER 4, LLC,
a California limited liability company

By:	US America Center 3 & 4 Development JV, LLC, a
Delaware limited liability company,
its sole and managing member

	By:	SW AC GP, LLC,
a Delaware limited liability company,
its managing member

		By:	SteelWave, LLC,
a Delaware limited liability company,
its managing member

			By:	/s/ Rick Wada
			Name:	Rick Wada
			Title:	VP
Date:

Notice Address:

c/o USAA Real Estate Company

9830 Colonnade Blvd, Suite 600

San Antonio, TX 7B230

Attention: Teddy Childers and Steve Waters

And

c/o SteelWave, LLC

4000 East Third Avenue, Suite 500

Foster City, CA 94404-4805

Attention: Steve Dunn

EXHIBIT L

FORM OF EXISTING MORTGAGE SNDA

SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (this “Agreement”) executed on the date(s) indicated on each acknowledgment, but effective as of                     , 20    , among BANK OZK, formerly known as BANK OF THE OZARKS (‘“Lender”). MCAFEE, LLC, a Delaware limited liability company (“Tenant”), and US ER AMERICA CENTER 4, LLC, a California limited liability company (“Landlord”).

STATEMENT OF BACKGROUND

Landlord and Tenant (or the predecessor in interest to either) entered into that certain Office Lease dated                     , 20     (as the same may be amended, supplemented or otherwise modified from time to time, the “Lease”), relating to the premises described therein (the “Premises”) and being part of the Property (as defined below). Lender has made or has committed to make a loan (the “Loan”) to Landlord (or Landlord’s successor in interest) secured by a deed of trust, mortgage or security deed (the “Mortgage”) and an assignment of leases and rents (the “Assignment of Leases”) from Landlord to Lender covering certain property described in Exhibit A attached hereto and by this reference made a part hereof (the “Property”), and including the Premises. Tenant has agreed that the Lease shall be subject and subordinate to the Mortgage, provided that, subject to the terms of this Agreement, Tenant is assured of continued occupancy of the Premises under the terms of the Lease.

STATEMENT OF AGREMENT

For and in consideration of the mutual covenants herein contained, the sum of Ten Dollars ($10.00) and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, and notwithstanding anything in the Lease to the contrary, it is hereby agreed as follows:

1.    Lease Subordinate to Mortgage. Lender, Tenant and Landlord do hereby covenant and agree that the Lease with all rights, liens and charges created thereby, and ail of Tenant’s right, title and interest in and to the Premises and any lease hereafter executed by Tenant covering any part of the Property, is and shall continue to be subject and subordinate in all respects to (i) the Mortgage and all liens and security interests securing payment of the Loans and all other security instruments securing payment of any indebtedness of Landlord to Lender now or hereafter created which cover or affect any part of the Property and to any renewals, modifications, consolidations, replacements and extensions thereof and to all advancements made thereunder, and to (ii) all right, title and interest of Lender in the Property created by the Mortgage or any other security instrument held by Lender in the same manner and to the same extent as if the Lease had been executed subsequent to the execution, delivery and recordation of such Mortgage. Landlord and Tenant hereby expressly subordinate to the Mortgage any and all options to purchase the Property contained in the Lease or in any modification or amendment to the Lease, and further acknowledge that any such option or right of first refusal pursuant to the Lease to acquire all or any portion of the Property shall not be applicable to or effective after Lender’s acquisition of the Property by foreclosure or otherwise.

2.    Non-Disturbance: Lender’s Liability Limited. Lender does hereby covenant and agree with Tenant that, in the event Lender (or its designee) acquires title to the Premises by foreclosure, conveyance in lieu of foreclosure or otherwise, so long as Tenant is not in default under the Lease beyond any applicable notice and cure periods and Tenant complies with and performs its obligations under the Lease, (a) the Lease shall continue in full force and effect as a direct Lease between Lender (or its designee) and Tenant, upon and subject to all of the terms, covenants and conditions of the Lease, for the balance of the term of the Lease (including any extensions thereof), and Lender will not disturb the possession of Tenant, and (b) the Premises shall be subject to the Lease and Lender shall recognize Tenant as the tenant of the Premises for the remainder of the term of the Lease (including any extensions thereof) in accordance with the provisions thereof; provided, however, that Lender (or its designee) shall not be (i) subject to any claims, offsets or defenses which Tenant might have against any prior landlord (including Landlord), (ii) liable for any act or omission of any prior landlord (including Landlord), (iii) bound by any rent or additional rent which Tenant might have paid for more than the current month or any security deposit or other prepaid charge paid to any prior landlord (including Landlord), or (iv) bound by any material amendment or modification of the Lease made without its written consent. Nothing contained herein shall prevent Lender from naming Tenant in any foreclosure or other action or proceeding initiated by Lender pursuant to the Mortgage to the extent necessary under applicable law in order for Lender to avail itself of and complete the foreclosure or other remedy.

3.    Tenant to Attorn to Lender. Tenant does hereby covenant and agree with Lender that, in the event Lender (or its designee) acquires title to the Premises by foreclosure, conveyance in lieu of foreclosure or otherwise, then Tenant shall attorn to and recognize Lender (or its designee) as the landlord under the Lease for the remainder of the term thereof (including any extensions thereof), and Tenant shall perform and observe its obligations thereunder, subject only to the terms and conditions of the Lease. Tenant further covenants and agrees to execute and deliver upon request of Lender an appropriate agreement of attornment to Lender and any subsequent titleholder of the Premises.

4.    Assignment of Leases: Rent Payable to Lender upon Landlord Default. Tenant acknowledges that Landlord will execute and deliver to Lender the Assignment of Leases as security for the Loan, and Tenant hereby expressly consents to such assignment. Tenant has been advised that the Assignment of Leases gives Lender the right to collect rent and other sums payable under the Lease directly from Tenant upon the occurrence of a default thereunder, and Tenant agrees that upon the receipt from Lender of notice of any such default, Tenant will thereafter pay all rent and other sums payable under the Lease directly to Lender (or as Lender shall direct) as they become due and payable. Notwithstanding anything to the contrary contained in the Mortgage or the Assignment of Leases, Landlord authorizes and directs Tenant to immediately and continuously make all such payments by wire transfer to or at the direction of Lender, releases Tenant of any and all liability to Landlord for any and all payments so made, and defends, indemnifies and holds Tenant harmless from and against any and all claims, demands, losses or liabilities asserted by, through or under Landlord for any and all payments so made. Tenant agrees that neither Lender’s demanding or receiving any such payments, nor Lender’s exercising any other right, remedy, privilege, power of immunity granted by the Mortgage or the Assignment of Leases, will operate to impose any liability upon Lender for performance of any obligation of Landlord under the Lease unless and until Lender elects otherwise in writing or acquires the Property through foreclosure of the Mortgage or by deed from Landlord in lieu of foreclosure. Such payments shall continue until Lender directs Tenant otherwise in writing.

5.    Notice of Default or Termination Event. Tenant hereby agrees to give prompt written notice to Lender of any default of Landlord under the Lease, and Lender shall have the same right to cure such default(s) as is provided to Landlord under the Lease within the same time periods as is provided to Landlord under the Lease. It is further agreed that such notice will be given to any successor in interest of Lender under the Mortgage, provided that prior to any such default of Landlord such successor in interest shall have given written notice to Tenant of its acquisition of Lender’s interest therein, and shall have designated the address to which such notice is to be directed.

6.    Construction of Premises.

(a)    In the event that the construction of the Premises which is the obligation of the Landlord has not been substantially completed at the time the Lender or any third party succeeds to the interest of Landlord under the Lease by reason of foreclosure or other proceedings brought by Lender or by any transfer in lieu of foreclosure, then, in such event, Tenant hereby agrees that Lender or any such third party shall have the right to cancel and terminate the Lease upon written notice to Tenant.

(b)    Any provision of this Agreement to the contrary notwithstanding, Lender shall have no obligation or incur any liability with respect to the construction or completion of the improvements in which the Premises are located or for completion of the Premises or any improvements for Tenant’s use and occupancy. Lender (or its designee) shall have no obligations nor incur any liability with respect to any warranties of any nature whatsoever, including any warranties respecting use, compliance with zoning, hazardous wastes or environmental laws, Landlord’s title, Landlord’s authority, habitability, fitness for purpose or possession. In the event that Lender (or its designee) acquires title to the Premises, Lender shall have no obligation, nor incur any liability, beyond Lender’s then equity interest, if any, in the Premises, and Tenant shall look exclusively to such equity interest of Lender, if any, in the Premises for the payment and discharge of any obligations or liability imposed upon Lender hereunder, under the Lease or under any new lease of the Premises.

7.    Casualty and Condemnation Proceeds. Landlord, Tenant and Lender hereby acknowledge and agree that, notwithstanding anything to the contrary contained in the Lease, the application of casualty and condemnation proceeds with respect to Landlord’s Premises shall be governed by the terms and conditions contained in the Lease. Notwithstanding the foregoing, in the event that any insurance proceeds or condemnation awards are received prior to the Commencement Date of the Lease and such amount is sufficient to pay Landlord’s indebtedness to Lender in full, then such amount shall be so applied.

8.    Lease Status. The Lease is in full force and effect and there are no amendments, supplements or modifications of any kind (except as referenced above) and together herewith constitutes the entire agreement between Tenant and Landlord with respect to the Premises. There are no other promises, agreements, understandings, or commitments of any kind between Landlord and Tenant with respect to the Premises or any other space at the Property.

9.    Amendment, Rent Prepayment or Surrender. Without Lender’s prior written consent, Tenant will not (i) enter into any agreement amending the rental, lease term or Landlord’s obligations provided for in the Lease or terminating the Lease, (ii) prepay any of the rents, additional rents or other sums due under the Lease for more than one (1) month in advance of its accrual or (iii) voluntarily surrender any portion of the Premises or terminate the Lease without cause or shorten the Lease term, and no such purported amendment, modification, termination, prepayment or voluntary surrender made without Lender’s prior written consent shall be binding on Lender.

10.    Invalid or Inoperative Provisions. If any portion or portions of this Agreement shall be held invalid or inoperative, then all of the remaining portions shall remain in full force and effect, and, so far as is reasonable and possible, effect shall be given to the intent manifested by the portion or portions held to be invalid or inoperative.

11.    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

12.    No Mortgagee in Possession. Lender shall not, either by virtue of the Mortgage, the Assignment of Leases or this Agreement, be or become a mortgagee in possession or be or become subject to any liability or obligation under the Lease or otherwise until Lender acquires title to the Premises by foreclosure, conveyance in lieu of foreclosure or otherwise, and then such liability or obligation of Lender under the Lease shall extend only to those liabilities or obligations accruing subsequent to the date that Lender has acquired the interest of Landlord in the Premises as modified by the terms of this Agreement.

13.    Notices. Any and all notices, elections, approvals, consents, demands, requests and responses thereto (“Communications”) permitted or required to be given under this Agreement shall be in writing and shall be deemed to have been properly given (i) if mailed by first class United States mail, postage prepaid, registered or certified with return receipt requested; (ii) by delivering same in person to the intended addressee; or (iii) by delivery to a reputable independent third party commercial delivery service for same day or next day delivery and providing for evidence of receipt at the office of the intended addressee. Communications (i) mailed shall be effective upon two (2) Business Days’ following its deposit (properly addressed) with the United States Postal Service or any successor thereto; (ii) given by personal delivery shall be effective only if and when received by the addressee; (iii) sent by a reputable commercial delivery service shall be effective upon the transmitting parties’ receipt of written verification of delivery from such reputable commercial delivery service at the property address indicated hereinbelow; and (iv) given by other means shall be effective only if and when received at the designated address of the intended addressee. For purposes of Communications, the addresses of the parties shall be as set forth below:

Lender:	Bank of the Ozarks
8300 Douglas Avenue Suite 900
Dallas, Texas 75225
Attn: Managing Director, Asset Management

with a copy to:	Bank of the Ozarks
6th and Commercial
P.O. Box 196
Ozark, Arkansas 72949
Attn: Regina Barker

Landlord:	SteelWave, LLC
999 Baker Way, Suite 200
San Mateo, CA 94404
Attn: Steve Dunn

with a copy to:	c/o USAA Real Estate Company
9830 Colonnade Boulevard, Suite 600
San Antonio, Texas 78230-2239
Attn: Teddy Childers
Attn: Steve Waters

Tenant:	McAfee, LLC
c/o MBG Consulting
980 N Michigan Ave #1000
Chicago, IL 60611

with a copy to:	Gary Bennett, Facilities
McAfee, LLC 5000
Headquarters Dr.
Plano, TX 75024

Any of the foregoing parties shall have the right to change its address for notice hereunder to any other location within the continental United States by the giving of thirty (30) days’ notice to the other party in the manner set forth herein.

14.    Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, successors-in-title and assigns. When used herein, the term “landlord” refers to Landlord and to any successor to the interest of Landlord under the Lease.

15.    Multiple Counterparts: Modification or Termination. This Agreement may not be discharged or modified orally or in any manner other than by an agreement in writing specifically referring to this Agreement and signed by the party or parties to be charged thereby. This Agreement may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page. Any signature page of this Agreement may be detached from any counterpart of this Agreement without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Agreement identical in form hereto but having attached to it one or more additional signature pages. This Agreement may be transmitted and/or signed by facsimile or e-mail transmission (e.g., “pdf” or “tif”).

16.    Further Assurances. Whenever reasonably requested by Lender, Landlord and Tenant from time to time shall severally execute and deliver to or at the direction of Lender, and without charge to Lender, one or more written certifications of all of the matters set forth above, and as to Tenant’s occupancy of the Premises, whether Tenant has exercised any renewal or expansion options and any other information that Lender may reasonably require to confirm the current status of the Lease, including, without limitation, a confirmation that the Lease is and remains subordinated as provided in this Agreement. Landlord and Tenant from time to time shall execute and deliver at Lender’s request all instruments that may be necessary or appropriate to evidence their agreements hereunder.

[SIGNATURE PAGE FOLLOWS]

EXECUTED to be effective as of the date first written above.

LENDER:

BANK OZK

By:	[EXHIBIT ONLY]
	Name:	Juan Gonzalez
	Title:	Managing Director - Asset Management - Real Estate Specialties Group

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

BEFORE ME, a Notary Public in and for said County and State, personally appeared JUAN GONGALEZ, Managing Director - Asset Management - Real Estate Specialties Group of BANK OZK, Lender in the foregoing, and he acknowledged that he did sign said instrument for and on behalf of said banking corporation, as the voluntary act and deed of said banking corporation, for all the uses and purposes therein mentioned.

IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my notarial seal on this      day of                      , 20    .

[SEAL]
Notary Public, State of Texas

My Commission Expires:

Printed Name of Notary Public

TENANT:

MCAFEE, LLC,
a Delaware limited liability company

By:	[EXHIBIT ONLY]
Name:
Title:
(CORPORATE SEAL)

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

BEFORE ME, a Notary Public in and for said County and State, personally appeared                     ,                      of                         , a(n)                          , TENANT in the foregoing, and (s)he acknowledged that (s)he did sign said instrument for and on behalf of said                     , as the voluntary act and deed of said, for all the uses and purposes therein mentioned.

IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my notarial seal on this              day of                     , 20    .

[SEAL]
Notary Public, State of Texas

My Commission Expires:

Printed Name of Notary Public

LANDLORD:
US ER AMERICA CENTER 4, LLC,
a California limited liability company

By:	US America Center 3 & 4 Development JV, LLC, a
Delaware limited liability company,
its sole and managing member

	By:	SW AC GP, LLC,
a Delaware limited liability company,
its managing member

		By:	SteelWave, LLC,
a Delaware limited liability company,
its managing member

			By:	[EXHIBIT ONLY]
Name:
Title:

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

BEFORE ME, a Notary Public in and for said County and State, personally appeared                     ,                      of SteelWave, LLC, a Delaware limited liability company, managing member of SW AC GP, LLC, a Delaware limited liability company, managing member of US America Center 3 & 4 Development JV, LLC, a Delaware limited liability company, sole and managing member of US ER AMERICA CENTER 4, LLC, a California limited liability company, LANDLORD in the foregoing, and (s)he acknowledged that (s)he did sign said instrument for and on behalf of said limited liability company, as the voluntary act and deed of said limited liability company, for all the uses and purposes therein mentioned.

IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my notarial seal on this      day of                     , 20    .

[SEAL]
Notary Public, State of Texas

My Commission Expires:

Printed Name of Notary Public

[EXHIBIT A - LEGAL DESCRIPTION OF PROPERTY TO BE ATTACHED]

EXHIBIT M

FORM OF LETTER OF CREDIT

Bank Name

Bank Address

Bank Address

Bank Address

Bank Telephone

UNCONDITIONAL AND IRREVOCABLE LETTER OF CREDIT NO.

Applicant:	Beneficiary:
McAfee, LLC	US ER AMERICA CENTER 4, LLC
c/o MBG Consulting	c/o USAA Real Estate Company
980 N Michigan Ave # 1000	9830 Colonnade Boulevard, Suite 600
Chicago, IL 60611	San Antonio, Texas 78230-2239
Attention: Head of Office Asset Management
Attention: General Counsel

Amount USD $3,754,362.15 ~ Five Million Five Thousand Eight Hundred Sixteen and 20/100 USD [12 month term]

Expiry at close of                        (Bank Name)                 business

We hereby issue in your favor this unconditional (except as stated herein) and irrevocable Letter of Credit No.                  which is available by payment with ourselves against presentation of your draft at sight drawn on (Bank Name)                  bearing the clause: “Drawn under credit No. of                 (Bank Name)” accompanied only by this original unconditional and irrevocable Letter of Credit and the following document:

Beneficiary’s signed and dated statement worded “This certifies that MCAFEE, LLC has committed an Event of Default as defined under the Lease dated                         , and any amendments thereto, between MCAFEE, LLC and US ER AMERICA CENTER 4, LLC.”

There shall be no additional requirements for Beneficiary to receive payment hereunder. This unconditional (except as stated herein) and irrevocable Letter of Credit sets forth, in full, the terms of our understanding, and such undertaking shall not in any way be construed as an amendment or modification to any agreement between the Beneficiary and the Applicant.

IT IS A CONDITION OF THIS LETTER OF CREDIT THAT IT IS DEEMED TO BE AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR PERIOD(S) OF ONE YEAR EACH FROM THE CURRENT EXPIRY DATE HEREOF, OR ANY FUTURE EXPIRATION DATE, UNLESS AT LEAST SIXTY (60) DAYS PRIOR TO ANY EXPIRATION DATE, WE NOTIFY YOU BY REGISTERED MAIL OR OVERNIGHT COURIER SERVICE AT THE ABOVE LISTED ADDRESS THAT WE ELECT NOT TO CONSIDER THIS LETTER OF CREDIT EXTENDED FOR ANY SUCH ADDITIONAL PERIOD. ANY SUCH NOTICE SHALL BE EFFECTIVE WHEN SENT BY US AND UPON SUCH NOTICE TO YOU, YOU

MAY DRAW AT ANY TIME PRIOR TO THE THEN CURRENT EXPIRATION DATE, UP TO THE FULL AMOUNT THEN AVAILABLE HEREUNDER, AGAINST YOUR DRAFT(S) DRAWN ON US AT SIGHT AND THE ORIGINAL OF THIS LETTER OF CREDIT AND ALL AMENDMENTS THERETO, ACCOMPANIED BY YOUR SIGNED STATEMENT ON YOUR LETTERHEAD STATING THAT YOU ARE IN RECEIPT OF BANK OF AMERICA, N.A.’S NOTICE OF NONEXTENSION UNDER LETTER OF CREDIT NO.              AND THE APPLICANTS OBLIGATION TO YOU REMAINS.

Partial and Multiple Drawings permitted.

This unconditional (except as stated herein) and irrevocable Letter of Credit shall inure to the benefit of and be binding upon the successors and assigns of (Bank Name).

THIS LETTER OF CREDIT IS TRANSFERABLE IN FULL AND NOT IN PART, AND MAY BE TRANSFERRED ONE OR MORE TIMES. ANY TRANSFER MADE HEREUNDER MUST CONFORM STRICTLY TO THE TERMS HEREOF AND TO THE CONDITIONS OF ARTICLE 38 OF THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (2007 REVISION) FIXED BY THE INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 600. SHOULD YOU WISH TO EFFECT A TRANSFER UNDER THIS CREDIT SUCH TRANSFER WILL BE SUBJECT TO THE RETURN TO US OF THE ORIGINAL CREDIT INSTRUMENT, ACCOMPANIED BY OUR FORM OF TRANSFER ATTACHED HERETO AS EXHIBIT A, PROPERLY COMPLETED AND SIGNED BY AN AUTHORIZED SIGNATORY OF YOUR FIRM, BEARING YOUR BANKERS STAMP AND SIGNATURE AUTHENTICATION. APPLICANT SHALL BE RESPONSIBLE FOR PAYMENT OF OUR TRANSFER FEE.

Except so far as otherwise expressly stated, this unconditional (except as stated herein) and irrevocable Letter of Credit is subject to the “Uniform Customs and Practice for Documentary Credits” International Chamber of Commerce Publication No. 600 (2007 Revision)

Authorized

Signature Title

EXHIBIT A TO FORM OF LETTER OF CREDIT

TRANSFER FORM

                    , 20

Bank of America N.A.

1 Fleet Way

Scranton, PA 18507-1999

Mail Code PAÓ-580-02-30

Attn: GTO ~ Standby Unit

Re:    Irrevocable Standby Letter of Credit No.

We request you to transfer all of our rights as beneficiary under the Letter of Credit referenced above to the transferee, named below:

Name of Transferee

Address

By this transfer all our rights as the transferor, including all rights to make drawings under the Letter of Credit, go to the transferee. The transferee shall have sole rights as beneficiary, whether existing now or in the future, including sole rights to agree to any amendments, including increases or extensions or other changes. All amendments will be sent directly to the transferee without the necessity of consent by or notice to us.

We enclose the original letter of credit and any amendments. Please indicate your acceptance of our request for the transfer by endorsing the letter of credit and sending it to the transferee with your customary notice of transfer.

The signature and title at the right conform with those shown in our files as authorized to sign for the beneficiary. Policies governing signature authorization as required for withdrawals from customer accounts shall also be applied to the authorization of signatures on this form, The authorization of the Beneficiary’s signature and title on this form also acts to certify that the authorizing financial institution (i) is regulated by a U.S. federal banking agency; (ii) has implemented anti-money laundering policies and procedures that comply with applicable requirements of law, including a Customer Identification Program (CIP) in accordance with Section 326 of the USA PATRIOT Act; (iii) has approved the Beneficiary under its anti-money laundering compliance program; and (iv) acknowledges that Bank of America, N.A. is relying on the foregoing certifications pursuant to 31 C.F.R, Section 103.121 (b)(6),”

NAME OF BANK AUTHORIZED SIGNATURE AND TITLE PHONE NUMBER	NAME OF TRANSFEROR NAME OF AUTHORIZED SIGNER AND TITLE AUTHORIZED SIGNATURE